UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02753

Guggenheim Variable Funds Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Variable Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 - December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

12.31.2018

Guggenheim Variable Funds Trust Annual Report

Series
Series A	(StylePlus—Large Core Series)
Series B	(Large Cap Value Series)
Series D	(World Equity Income Series)
Series E	(Total Return Bond Series)
Series F	(Floating Rate Strategies Series)
Series J	(StylePlus—Mid Growth Series)
Series N	(Managed Asset Allocation Series)
Series O	(All Cap Value Series)
Series P	(High Yield Series)
Series Q	(Small Cap Value Series)
Series V	(Mid Cap Value Series)
Series X	(StylePlus—Small Growth Series)
Series Y	(StylePlus—Large Growth Series)
Series Z	(Alpha Opportunity Series)

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform a Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	GVFT-ANN-2-1218x1219

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
SERIES A (STYLEPLUS—LARGE CORE SERIES)	8
SERIES B (LARGE CAP VALUE SERIES)	18
SERIES D (WORLD EQUITY INCOME SERIES)	27
SERIES E (TOTAL RETURN BOND SERIES)	36
SERIES F (FLOATING RATE STRATEGIES SERIES)	51
SERIES J (STYLEPLUS—MID GROWTH SERIES)	64
SERIES N (MANAGED ASSET ALLOCATION SERIES)	75
SERIES O (ALL CAP VALUE SERIES)	84
SERIES P (HIGH YIELD SERIES)	94
SERIES Q (SMALL CAP VALUE SERIES)	108
SERIES V (MID CAP VALUE SERIES)	118
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)	128
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)	139
SERIES Z (ALPHA OPPORTUNITY SERIES)	149
NOTES TO FINANCIAL STATEMENTS	167
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	190
OTHER INFORMATION	191
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	193
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	198

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2018

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the annual shareholder report for funds that are part of the Guggenheim Variable Funds Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2018.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC
January 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Series StylePlus Funds may not be suitable for all investors. Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if they had not been leveraged. ● The Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. ● The Funds may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Funds’ exposure to high yield securities may subject the Funds to greater volatility. ● The Funds may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Funds may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Value Funds may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series D (World Equity Income Series) may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2018

The Series E (Total Return Bond Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series F (Floating Rate Strategies Series) may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. ● The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series P (High Yield Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Z (Alpha Opportunity Series) may not be suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the fund may be subject to liquidity risk and it may be difficult for the fund to purchase and sell particular investments within a reasonable time at a fair price. ●In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ●See the prospectus for more information on these and additional risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2018

U.S. economic data has been broadly strong, but there is already evidence that certain sectors are losing steam. Consumers are becoming less positive on purchases of homes, autos, and appliances, citing rising rates as a major reason. Growth in nonresidential fixed investment is also slowing, reflecting a combination of higher borrowing costs and tariff uncertainty.

With three major pillars of the economy showing signs of weakness, a broad-based slowdown in real U.S. gross domestic product (“GDP”) growth to below 2% year over year by the fourth quarter of 2019 is possible. Global growth momentum has weakened over the last 12 months, and the souring picture for the global economy collided with rising production from U.S. oil producers to drive a 38% decline in oil prices in the fourth quarter. Subsequently, inflation expectations collapsed, and rate hikes priced for 2019 in the fed funds futures market evaporated.

A key bright spot in late 2018 was the U.S. labor market. The unemployment rate remained below 4.0%, near 50-year lows. Non-farm payrolls increased nearly twice as fast as expected, while average hourly earnings increased at 3.3% year over year, the fastest growth in wages since 2009. With above-potential GDP growth likely to cause job gains to run above labor force growth, unemployment could fall further in 2019, leading to an acceleration of wage growth.

With an eye on the labor market, but cognizant of softening inflation, the U.S. Federal Reserve (the “Fed”) proceeded to raise the fed funds target to 2.25–2.50% in December 2018. The Fed added to its December statement that it would monitor global economic and financial developments, but in the press conference, Fed Chair Powell failed to convey flexibility on both interest rate and balance sheet policy should conditions deteriorate further. Markets sold off further in the days following the Fed decision.

Easing inflationary pressures against a very tight labor market present a conundrum to the Fed as policymakers walk a tightrope managing policy around the Fed’s dual mandate of price stability and full employment. Ultimately, the Fed may be forced to pause in early 2019 to monitor economic data in order to avoid inflicting further pain. With real GDP growth running above potential, unemployment below full employment and falling, and core inflation near the 2% target, the 2019 data should be solid enough for the Fed to deliver another hike in the second half of the year.

For the 12 months ended December 31, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* generated a total return of -4.38%. After two years of strong appreciation in 2016 and 2017, equities were choppy, including a nearly 20% drawdown from early October to December 24th, as markets contended with the ramifications of a trade uncertainty with China, a government shutdown, and the prospects of a new direction in monetary policy.

A pause in monetary policy tightening may grant a short-lived reprieve to debtors at risk of caving under pressure from rising borrowing costs. Credit conditions would appear benign if the Fed seemingly saves the day by staying on hold. We believe any pause would only allow excesses to become more pronounced and afford risk assets one more rally. This rally may be the last opportunity to sell into strength before the Fed resumes raising interest rates, which may push the U.S. into an economic recession in 2020.

For the 12 months ended December 31, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -13.79%. The return of the MSCI Emerging Markets Index* was -14.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.01% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -2.08%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.87% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2018

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

Russell 1000® Value Index: A measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2018 and ending December 31, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Series A (StylePlus—Large Core Series)	0.98%	(8.06%)	$ 1,000.00	$ 919.40	$ 4.74
Series B (Large Cap Value Series)	0.81%	(8.62%)	1,000.00	913.80	3.91
Series D (World Equity Income Series)	0.90%	(8.17%)	1,000.00	918.30	4.35
Series E (Total Return Bond Series)	0.79%	0.59%	1,000.00	1,005.90	3.99
Series F (Floating Rate Strategies Series)	1.16%	(1.81%)	1,000.00	981.90	5.79
Series J (StylePlus—Mid Growth Series)	1.10%	(10.84%)	1,000.00	891.60	5.24
Series N (Managed Asset Allocation Series)	1.06%	(5.73%)	1,000.00	942.70	5.19
Series O (All Cap Value Series)	0.89%	(11.31%)	1,000.00	886.90	4.23
Series P (High Yield Series)	1.26%	(3.31%)	1,000.00	966.90	6.25
Series Q (Small Cap Value Series)	1.15%	(15.68%)	1,000.00	843.20	5.34
Series V (Mid Cap Value Series)	0.92%	(16.58%)	1,000.00	834.20	4.25
Series X (StylePlus—Small Growth Series)	1.19%	(17.55%)	1,000.00	824.50	5.47
Series Y (StylePlus—Large Growth Series)	1.01%	(9.23%)	1,000.00	907.70	4.86
Series Z (Alpha Opportunity Series)	2.02%	(2.63%)	1,000.00	973.70	10.05

Table 2. Based on hypothetical 5% return (before expenses)
Series A (StylePlus—Large Core Series)	0.98%	5.00%	$ 1,000.00	$ 1,020.27	$ 4.99
Series B (Large Cap Value Series)	0.81%	5.00%	1,000.00	1,021.12	4.13
Series D (World Equity Income Series)	0.90%	5.00%	1,000.00	1,020.67	4.58
Series E (Total Return Bond Series)	0.79%	5.00%	1,000.00	1,021.22	4.02
Series F (Floating Rate Strategies Series)	1.16%	5.00%	1,000.00	1,019.36	5.90
Series J (StylePlus—Mid Growth Series)	1.10%	5.00%	1,000.00	1,019.66	5.60
Series N (Managed Asset Allocation Series)	1.06%	5.00%	1,000.00	1,019.86	5.40
Series O (All Cap Value Series)	0.89%	5.00%	1,000.00	1,020.72	4.53
Series P (High Yield Series)	1.26%	5.00%	1,000.00	1,018.85	6.41
Series Q (Small Cap Value Series)	1.15%	5.00%	1,000.00	1,019.41	5.85
Series V (Mid Cap Value Series)	0.92%	5.00%	1,000.00	1,020.57	4.69
Series X (StylePlus—Small Growth Series)	1.19%	5.00%	1,000.00	1,019.20	6.06
Series Y (StylePlus—Large Growth Series)	1.01%	5.00%	1,000.00	1,020.11	5.14
Series Z (Alpha Opportunity Series)	2.02%	5.00%	1,000.00	1,015.02	10.26

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement and affiliated waivers. Excluding these expenses, the net expense ratios for the period would be:

Fund	12/31/18
Series A (StylePlus—Large Core Series)	0.91%
Series B (Large Cap Value Series)	0.80%
Series D (World Equity Income Series)	0.90%
Series E (Total Return Bond Series)	0.78%
Series F (Floating Rate Strategies Series)	1.15%
Series J (StylePlus—Mid Growth Series)	0.94%
Series O (All Cap Value Series)	0.88%
Series P (High Yield Series)	1.07%
Series Q (Small Cap Value Series)	1.14%
Series V (Mid Cap Value Series)	0.91%
Series X (StylePlus—Small Growth Series)	1.06%
Series Y (StylePlus—Large Growth Series)	0.93%
Series Z (Alpha Opportunity Series)	2.00%

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2018 to December 31, 2018.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

To Our Shareholders:

The Series A (StylePlusTM—Large Core Series) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2018.

For the year ended December 31, 2018, Series A (StylePlus—Large Core Series) returned -6.56%, compared with the -4.38% return of its benchmark, the S&P 500 Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund whose objectives are to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the S&P 500 Index for the year ended December 31, 2018. The fixed income sleeve was the only contributor, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, which held asset-backed securities, investment-grade corporates, and non-agency residential mortgage-backed securities, constituted the majority of the Fund's total return. The actively managed equity sleeve detracted from performance. The passive equity position, maintained through swap agreements and futures contracts, also detracted from performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Financials and Consumer Discretionary sectors.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES A (STYLEPLUS—LARGE CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	35.3%
Guggenheim Strategy Fund III	31.6%
Guggenheim Strategy Fund II	3.9%
Guggenheim Ultra Short Duration Fund	1.9%
Apple, Inc.	0.7%
Microsoft Corp.	0.6%
Exxon Mobil Corp.	0.5%
Alphabet, Inc. — Class C	0.5%
Amazon.com, Inc.	0.5%
Chevron Corp.	0.4%
Top Ten Total	75.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Series A (StylePlus—Large Core Series)	(6.56%)	8.69%	12.36%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value

COMMON STOCKS† - 20.9%

Consumer, Non-cyclical - 5.8%
Procter & Gamble Co.	8,388	$771,025
PepsiCo, Inc.	5,957	658,129
Amgen, Inc.	3,104	604,256
Kimberly-Clark Corp.	4,271	486,638
Altria Group, Inc.	9,768	482,442
McKesson Corp.	4,229	467,178
Tyson Foods, Inc. — Class A	8,164	435,958
Humana, Inc.	1,308	374,716
Quest Diagnostics, Inc.	4,472	372,383
Archer-Daniels-Midland Co.	8,986	368,156
HCA Healthcare, Inc.	2,798	348,211
Western Union Co.	19,942	340,211
Molson Coors Brewing Co. — Class B	6,046	339,543
UnitedHealth Group, Inc.	1,361	339,052
Cardinal Health, Inc.	7,425	331,155
Philip Morris International, Inc.	4,350	290,406
Sysco Corp.	4,207	263,611
Gilead Sciences, Inc.	4,138	258,832
Johnson & Johnson	1,990	256,809
Allergan plc	1,891	252,751
Pfizer, Inc.	5,179	226,063
AbbVie, Inc.	2,286	210,746
Laboratory Corporation of America Holdings*	1,625	205,335
Merck & Company, Inc.	2,662	203,403
Kroger Co.	5,633	154,907
Regeneron Pharmaceuticals, Inc.*	393	146,785
CVS Health Corp.	2,205	144,472
WellCare Health Plans, Inc.*	539	127,253
Anthem, Inc.	472	123,961
Mondelez International, Inc. — Class A	3,056	122,332
Estee Lauder Companies, Inc. — Class A	911	118,521
DaVita, Inc.*	2,245	115,528
Abbott Laboratories	1,581	114,354
Baxter International, Inc.	1,699	111,828
Edwards Lifesciences Corp.*	730	111,814
Cigna Corp.	580	110,154
Medtronic plc	1,206	109,698
Constellation Brands, Inc. — Class A	680	109,358
Alexion Pharmaceuticals, Inc.*	1,122	109,238
Thermo Fisher Scientific, Inc.	470	105,181
Becton Dickinson and Co.	466	104,999
Mylan N.V.*	3,827	104,860
Total Consumer, Non-cyclical		11,032,252

Technology - 4.2%
Apple, Inc.	9,018	1,422,499
Microsoft Corp.	10,895	1,106,605
Intel Corp.	16,485	773,641
Oracle Corp.	14,152	638,963
QUALCOMM, Inc.	9,078	516,629
HP, Inc.	20,860	426,796
DXC Technology Co.	7,726	410,791
NetApp, Inc.	5,015	299,245
Citrix Systems, Inc.	2,681	274,695
Western Digital Corp.	7,015	259,345
Seagate Technology plc	5,877	226,794
International Business Machines Corp.	1,933	219,724
Texas Instruments, Inc.	1,998	188,811
Applied Materials, Inc.	5,543	181,478
Broadcom, Inc.	712	181,047
Lam Research Corp.	1,106	150,604
KLA-Tencor Corp.	1,514	135,488
Qorvo, Inc.*	2,194	133,241
Skyworks Solutions, Inc.	1,836	123,049
Electronic Arts, Inc.*	1,521	120,022
Activision Blizzard, Inc.	2,507	116,751
Total Technology		7,906,218

Communications - 3.0%
Alphabet, Inc. — Class C*	896	927,907
Amazon.com, Inc.*	588	883,158
Cisco Systems, Inc.	18,503	801,735
Verizon Communications, Inc.	12,728	715,568
Omnicom Group, Inc.	5,404	395,789
Juniper Networks, Inc.	12,799	344,421
Walt Disney Co.	2,948	323,248
Facebook, Inc. — Class A*	2,376	311,470
AT&T, Inc.	10,014	285,800
Comcast Corp. — Class A	8,282	282,002
Discovery, Inc. — Class A*	10,227	253,016
Twenty-First Century Fox, Inc. — Class B	3,380	161,496
Total Communications		5,685,610

Industrial - 2.8%
Caterpillar, Inc.	4,597	584,141
Union Pacific Corp.	3,768	520,851
Eaton Corporation plc	6,871	471,763
Cummins, Inc.	3,291	439,809
FedEx Corp.	2,427	391,548
Parker-Hannifin Corp.	2,610	389,255
Norfolk Southern Corp.	2,598	388,505
Textron, Inc.	8,310	382,177
CSX Corp.	6,119	380,173
Johnson Controls International plc	12,426	368,431
Kansas City Southern	3,762	359,083
Corning, Inc.	7,337	221,651
Expeditors International of Washington, Inc.	3,235	220,271
Snap-on, Inc.	823	119,574
United Technologies Corp.	1,035	110,207
Total Industrial		5,347,439

Energy - 2.2%
Exxon Mobil Corp.	14,071	959,501
Chevron Corp.	7,516	817,666
ConocoPhillips	6,908	430,714
Kinder Morgan, Inc.	23,214	357,031
Occidental Petroleum Corp.	5,760	353,549
Phillips 66	3,849	331,591
Valero Energy Corp.	4,353	326,344

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value

HollyFrontier Corp.	4,856	$248,239
Williams Companies, Inc.	6,837	150,756
Marathon Oil Corp.	8,380	120,169
Marathon Petroleum Corp.	1,652	97,485
Total Energy		4,193,045

Financial - 1.3%
JPMorgan Chase & Co.	4,439	433,335
Berkshire Hathaway, Inc. — Class B*	1,703	347,718
Hartford Financial Services Group, Inc.	7,330	325,818
State Street Corp.	3,961	249,820
Prudential Financial, Inc.	2,834	231,113
Bank of America Corp.	8,021	197,638
Visa, Inc. — Class A	1,253	165,321
Bank of New York Mellon Corp.	2,728	128,407
Travelers Companies, Inc.	1,069	128,013
Allstate Corp.	1,503	124,193
MetLife, Inc.	2,997	123,057
Citigroup, Inc.	1,385	72,103
Total Financial		2,526,536

Consumer, Cyclical - 1.1%
Delta Air Lines, Inc.	6,785	338,572
United Continental Holdings, Inc.*	3,841	321,607
Southwest Airlines Co.	6,850	318,388
American Airlines Group, Inc.	9,039	290,242
Alaska Air Group, Inc.	3,531	214,861
Best Buy Company, Inc.	2,884	152,736
NIKE, Inc. — Class B	1,806	133,897
Dollar General Corp.	1,201	129,804
General Motors Co.	3,777	126,341
TJX Companies, Inc.	2,559	114,490
Total Consumer, Cyclical		2,140,938

Basic Materials - 0.5%
International Paper Co.	10,561	426,242
Linde plc	869	135,599
DowDuPont, Inc.	2,286	122,255
LyondellBasell Industries N.V. — Class A	1,437	119,501
Eastman Chemical Co.	1,621	118,511
Total Basic Materials		922,108

Total Common Stocks
(Cost $43,743,459)		39,754,146

MUTUAL FUNDS† - 72.7%
Guggenheim Variable Insurance Strategy Fund III[1]	2,718,489	67,282,594
Guggenheim Strategy Fund III[1]	2,433,738	60,332,371
Guggenheim Strategy Fund II1	297,125	7,374,635
Guggenheim Ultra Short Duration Fund[1,2]	362,615	3,611,649
Total Mutual Funds
(Cost $139,687,791)		138,601,249

MONEY MARKET FUND† - 5.0%
Dreyfus Treasury Securities Cash Management Fund-Institutional Class 2.20%[3]	9,545,299	9,545,299
Total Money Market Fund
(Cost $9,545,299)		9,545,299

Total Investments - 98.6%
(Cost $192,976,549)		$187,900,694
Other Assets & Liabilities, net - 1.4%		2,743,789
Total Net Assets - 100.0%		$190,644,483

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	45	Mar 2019	$5,646,375	$101,546

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A	S&P 500 Index	2.60%	At Maturity	01/02/19	58,303	$146,156,876	$(12,818,498)

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES A (STYLEPLUS—LARGE CORE SERIES)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	Rate indicated is the 7-day yield as of December 31, 2018.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$39,754,146	$—	$—	$39,754,146
Mutual Funds	138,601,249	—	—	138,601,249
Money Market Fund	9,545,299	—	—	9,545,299
Equity Futures Contracts**	101,546	—	—	101,546
Total Assets	$188,002,240	$—	$—	$188,002,240

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$12,818,498	$—	$12,818,498

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES A (STYLEPLUS—LARGE CORE SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$36,603,488	$3,754,274	$(32,847,090)	$106,537	$(242,574)	$7,374,635	297,125	$827,048	$8,173
Guggenheim Strategy Fund III	65,316,993	1,946,045	(6,332,712)	(1,959)	(595,996)	60,332,371	2,433,738	1,938,554	2,431
Guggenheim Ultra Short Duration Fund[1]	26,350,212	3,275,419	(25,983,718)	136,564	(166,828)	3,611,649	362,615	219,234	4,075
Guggenheim Variable Insurance Strategy Fund III	67,887,722	7,873,626	(7,453,019)	(21,673)	(1,004,062)	67,282,594	2,718,489	2,517,192	33,290
	$196,158,415	$16,849,364	$(72,616,539)	$219,469	$(2,009,460)	$138,601,249		$5,502,028	$47,969

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $53,288,758)	$49,299,445
Investments in affiliated issuers, at value (cost $139,687,791)	138,601,249
Segregated cash with broker	16,120,800
Prepaid expenses	16,198
Receivables:
Dividends	350,547
Variation margin on futures contracts	52,875
Interest	14,388
Fund shares sold	1,140
Total assets	204,456,642

Liabilities:
Overdraft due to custodian bank	172
Unrealized depreciation on swap agreements	12,818,498
Payable for:
Swap settlement	336,725
Securities purchased	292,842
Fund shares redeemed	167,747
Distribution and service fees	39,319
Management fees	20,362
Due to Investment Adviser	15,789
Fund accounting/administration fees	12,582
Transfer agent/maintenance fees	2,426
Trustees’ fees*	967
Miscellaneous (Note 11)	104,730
Total liabilities	13,812,159
Commitments and contingent liabilities (Note 15)	—
Net assets	$190,644,483

Net assets consist of:
Paid in capital	$192,835,218
Total distributable earnings (loss)	(2,190,735)
Net assets	$190,644,483
Capital shares outstanding	5,180,336
Net asset value per share	$36.80

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $575)	$1,020,362
Dividends from securities of affiliated issuers	5,502,028
Interest	132,159
Total investment income	6,654,549

Expenses:
Management fees	1,740,316
Distribution and service fees	580,105
Transfer agent/maintenance fees	25,588
Fund accounting/administration fees	185,636
Interest Expense	143,904
Custodian fees	16,605
Trustees’ fees*	11,587
Line of credit fees	5,750
Miscellaneous	170,248
Recoupment of previously waived fees	42,094
Total expenses	2,921,833
Less:
Expenses reimbursed by Adviser	(610)
Expenses waived by Adviser	(661,170)
Total expenses waived/reimbursed	(661,780)
Net expenses	2,260,053
Net investment income	4,394,496

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,403,393
Investments in affiliated issuers	219,469
Distributions received from affiliated investment company shares	47,969
Swap agreements	13,945,030
Futures contracts	159,327
Net realized gain	17,775,188
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(8,490,887)
Investments in affiliated issuers	(2,009,460)
Swap agreements	(23,702,672)
Futures contracts	88,974
Net change in unrealized appreciation (depreciation)	(34,114,045)
Net realized and unrealized loss	(16,338,857)
Net decrease in net assets resulting from operations	$(11,944,361)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,394,496	$3,513,001
Net realized gain on investments	17,775,188	36,947,690
Net change in unrealized appreciation (depreciation) on investments	(34,114,045)	7,079,795
Net increase (decrease) in net assets resulting from operations	(11,944,361)	47,540,486

Distributions to shareholders	(30,223,315)	(6,045,574	)1

Capital share transactions:
Proceeds from sale of shares	5,163,296	7,868,127
Distributions reinvested	30,223,315	6,045,574
Cost of shares redeemed	(54,369,310)	(27,318,491)
Net decrease from capital share transactions	(18,982,699)	(13,404,790)
Net increase (decrease) in net assets	(61,150,375)	28,090,122

Net assets:
Beginning of year	251,794,858	223,704,736
End of year	$190,644,483	$251,794,858

Capital share activity:
Shares sold	117,562	189,083
Shares issued from reinvestment of distributions	731,268	146,205
Shares redeemed	(1,202,046)	(657,420)
Net decrease in shares	(353,216)	(322,132)

[1]	For the year ended December 31, 2017, the distributions from net investment income and net realized gains were as follows (See Note 13):

Net investment income	$(2,810,139)
Net realized gains	$(3,235,435)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$45.50	$38.20	$34.34	$37.53	$32.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.83	.62	.46	.30	.44
Net gain (loss) on investments (realized and unrealized)	(3.10)	7.76	4.09	.36	4.59
Total from investment operations	(2.27)	8.38	4.55	.66	5.03
Less distributions from:
Net investment income	(.75)	(.50)	(.32)	(.52)	—
Net realized gains	(5.68)	(.58)	(.37)	(3.33)	—
Total distributions	(6.43)	(1.08)	(.69)	(3.85)	—
Net asset value, end of period	$36.80	$45.50	$38.20	$34.34	$37.53

Total Return[b]	(6.56%)	22.22%	13.34%	1.50%	15.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$190,644	$251,795	$223,705	$218,880	$239,075
Ratios to average net assets:
Net investment income (loss)	1.89%	1.48%	1.31%	0.83%	1.28%
Total expenses[c]	1.26%	1.12%	0.93%	0.96%	0.97%
Net expenses[d,e,f]	0.97%	0.91%	0.93%	0.96%	0.95%
Portfolio turnover rate	45%	44%	43%	66%	88%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
0.91%	0.90%	0.93%	0.96%	0.95%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements for the years presented was as follows:

12/31/18	12/31/17	12/31/16
0.02%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

To Our Shareholders:

The Series B (Large Cap Value Series) (the "Fund") is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2018.

For the year ended December 31, 2018, Series B (Large Cap Value Series) returned -9.53%, compared with the Russell 1000® Value Index, which returned -8.27%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the year’s negative performance came in the fourth quarter, whose volatile and unfavorable results were driven predominantly by macro factors, as fears of a tighter U.S. Federal Reserve (the "Fed") and continuing caution being communicated by corporate America created an environment where traders and investors decided precipitously to position themselves defensively. As a result, the usual biases in the market manifested themselves, in that larger cap stocks, growth stocks and defensive sectors outperformed.

Stock selection was the most significant factor behind the Fund’s showing relative to the benchmark.

The largest positive impact was selection in the Utilities sector, which benefits from dividends and stable revenues in a volatile economic environment. Exelon Corp. and OGE Energy Corp. were among the strong performers. Health Care sector exposure provided a small boost. A skew to the better-performing large cap index names such as HCA Healthcare, Inc. and Merck & Company, Inc. proved to be the most significant positive items in that sector.

On the negative side, the largest impact was selection in Materials, Industrials, and Financials. The Materials sector was pulled down by poor performance from Westrock Co. and Huntsman Corp., while Industrials had Southwest Airlines Co. as a large detractor. Owens Corning Co., a construction industry supplier that reacted to a slowdown in housing. Exposure and significant weightings in money center banks and some of the larger regional banks were big detractors, such as Citigroup and Bank of America.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics, such as having an overweight in Utilities.

The largest relative sector exposures for the year were an underweight in Communications Services and an overweight in Materials.

Portfolio and Market Outlook

The market volatility late in the year caused sudden changes in the market. The perception of a friendlier environment from the Fed and continued hope that trade issues can be relatively quickly and favorably resolved has created an environment where the market is beginning to treat earnings disappointments and reduced outlooks less harshly since these are being viewed as temporary issues. The total return potential for stocks now seems more favorable than it was just a few months ago, and the market appears to have begun the early phase of a calculated rebound that may have some duration in time and level.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2018

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	4.1%
Chevron Corp.	3.0%
Bank of America Corp.	2.9%
Berkshire Hathaway, Inc. — Class B	2.9%
Exxon Mobil Corp.	2.8%
Pfizer, Inc.	2.7%
Cisco Systems, Inc.	2.5%
Merck & Company, Inc.	2.4%
Intel Corp.	2.0%
Citigroup, Inc.	2.0%
Top Ten Total	27.3%

“Ten Largest Holdings” excludes any temporary cash investments.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	(9.53%)	5.74%	11.03%
Russell 1000 Value Index	(8.27%)	5.95%	11.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 97.1%

Financial - 26.3%
JPMorgan Chase & Co.	87,108	$8,503,483
Bank of America Corp.	247,492	6,098,203
Berkshire Hathaway, Inc. — Class B*	29,501	6,023,514
Citigroup, Inc.	78,919	4,108,523
MetLife, Inc.	61,756	2,535,701
BB&T Corp.	58,145	2,518,841
Zions Bancorp North America	55,143	2,246,526
Welltower, Inc. REIT	30,420	2,111,452
SunTrust Banks, Inc.	41,595	2,098,052
Wells Fargo & Co.	43,839	2,020,101
Principal Financial Group, Inc.	44,541	1,967,376
Allstate Corp.	23,741	1,961,719
Loews Corp.	36,285	1,651,693
Jefferies Financial Group, Inc.	84,080	1,459,629
Morgan Stanley	34,665	1,374,467
Equity Commonwealth REIT	45,617	1,368,966
Omega Healthcare Investors, Inc. REIT	36,437	1,280,761
Prudential Financial, Inc.	12,350	1,007,143
Voya Financial, Inc.	24,651	989,491
KeyCorp	64,668	955,793
Regions Financial Corp.	70,117	938,166
Realogy Holdings Corp.	50,262	737,846
Jones Lang LaSalle, Inc.	4,866	616,035
Total Financial		54,573,481

Consumer, Non-cyclical - 21.9%
Pfizer, Inc.	127,456	5,563,454
Merck & Company, Inc.	64,942	4,962,218
Procter & Gamble Co.	39,244	3,607,308
Johnson & Johnson	25,979	3,352,590
HCA Healthcare, Inc.	18,846	2,345,385
Amgen, Inc.	10,900	2,121,903
UnitedHealth Group, Inc.	8,286	2,064,208
Archer-Daniels-Midland Co.	43,946	1,800,468
CVS Health Corp.	26,943	1,765,305
Tyson Foods, Inc. — Class A	30,226	1,614,068
United Therapeutics Corp.*	14,302	1,557,488
Quest Diagnostics, Inc.	17,512	1,458,224
Zimmer Biomet Holdings, Inc.	13,693	1,420,238
Bunge Ltd.	25,800	1,378,752
Medtronic plc	13,608	1,237,784
AmerisourceBergen Corp. — Class A	14,464	1,076,122
Hormel Foods Corp.	24,547	1,047,666
Biogen, Inc.*	3,468	1,043,590
DaVita, Inc.*	20,183	1,038,617
Humana, Inc.	3,622	1,037,631
Cigna Corp.	5,448	1,034,596
Alexion Pharmaceuticals, Inc.*	8,369	814,806
Dentsply Sirona, Inc.	14,485	538,987
Mylan N.V.*	19,130	524,162
Ingredion, Inc.	5,434	496,668
Philip Morris International, Inc.	6,382	426,062
Total Consumer, Non-cyclical		45,328,300

Energy - 11.1%
Chevron Corp.	57,407	6,245,307
Exxon Mobil Corp.	84,242	5,744,462
Kinder Morgan, Inc.	188,943	2,905,944
Marathon Oil Corp.	158,094	2,267,068
Hess Corp.	41,074	1,663,497
ConocoPhillips	20,266	1,263,585
Whiting Petroleum Corp.*	55,030	1,248,631
Range Resources Corp.	107,163	1,025,550
Antero Resources Corp.*	56,985	535,089
Total Energy		22,899,133

Utilities - 8.5%
Exelon Corp.	72,444	3,267,224
Public Service Enterprise Group, Inc.	56,473	2,939,420
Ameren Corp.	41,280	2,692,694
OGE Energy Corp.	58,117	2,277,605
Duke Energy Corp.	24,149	2,084,059
Edison International	27,657	1,570,088
SCANA Corp.	31,222	1,491,787
Pinnacle West Capital Corp.	15,680	1,335,936
Total Utilities		17,658,813

Industrial - 7.0%
Republic Services, Inc. — Class A	34,123	2,459,927
Eaton Corporation plc	18,940	1,300,420
FedEx Corp.	7,764	1,252,566
WestRock Co.	31,950	1,206,432
Owens Corning	26,430	1,162,391
3M Co.	5,924	1,128,759
Corning, Inc.	36,223	1,094,297
Jabil, Inc.	43,618	1,081,290
Ingersoll-Rand plc	9,002	821,252
Carlisle Companies, Inc.	7,959	800,039
Honeywell International, Inc.	6,020	795,363
Timken Co.	19,855	740,989
General Electric Co.	97,873	740,899
Total Industrial		14,584,624

Communications - 6.4%
Cisco Systems, Inc.	118,524	5,135,645
Verizon Communications, Inc.	62,050	3,488,451
Comcast Corp. — Class A	69,129	2,353,843
Symantec Corp.	77,582	1,465,912
AT&T, Inc.	24,582	701,570
Total Communications		13,145,421

Consumer, Cyclical - 6.2%
Walmart, Inc.	31,959	2,976,981
Southwest Airlines Co.	47,188	2,193,298
PVH Corp.	14,248	1,324,352
JetBlue Airways Corp.*	77,479	1,244,313
Lear Corp.	10,067	1,236,832
PACCAR, Inc.	20,253	1,157,256
Carnival Corp.	23,157	1,141,640
DR Horton, Inc.	32,193	1,115,809

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value

Macy’s, Inc.	17,763	$528,982
Total Consumer, Cyclical		12,919,463

Basic Materials - 5.1%
Nucor Corp.	38,756	2,007,949
Reliance Steel & Aluminum Co.	25,241	1,796,402
DowDuPont, Inc.	29,631	1,584,666
Huntsman Corp.	78,933	1,522,617
Steel Dynamics, Inc.	47,307	1,421,102
Alcoa Corp.*	49,358	1,311,936
Freeport-McMoRan, Inc.	82,050	845,935
Total Basic Materials		10,490,607

Technology - 4.6%
Intel Corp.	88,626	4,159,218
Apple, Inc.	10,204	1,609,579
Micron Technology, Inc.*	45,094	1,430,833
Oracle Corp.	28,737	1,297,476
Skyworks Solutions, Inc.	13,665	915,828
Total Technology		9,412,934

Total Common Stocks
(Cost $179,649,401)		201,012,776

MONEY MARKET FUND† - 3.0%
Dreyfus Treasury Securities Cash Management - Institutional Shares 2.20%[1]	6,267,458	6,267,458
Total Money Market Fund
(Cost $6,267,458)		6,267,458

Total Investments - 100.1%
(Cost $185,916,859)		$207,280,234
Other Assets & Liabilities, net - (0.1)%		(113,085)
Total Net Assets - 100.0%		$207,167,149

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$201,012,776	$—	$—	$201,012,776
Money Market Fund	6,267,458	—	—	6,267,458
Total Assets	$207,280,234	$—	$—	$207,280,234

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SERIES B (LARGE CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $185,916,859)	$207,280,234
Prepaid expenses	9,387
Receivables:
Dividends	250,724
Interest	19,511
Fund shares sold	268
Total assets	207,560,124

Liabilities:
Payable for:
Fund shares redeemed	205,677
Distribution and service fees	42,915
Printing fees	40,682
Management fees	37,866
Fund accounting/administration fees	13,733
Transfer agent/maintenance fees	2,603
Trustees’ fees*	1,060
Miscellaneous	48,439
Total liabilities	392,975
Commitments and contingent liabilities (Note 15)	—
Net assets	$207,167,149

Net assets consist of:
Paid in capital	$168,570,906
Total distributable earnings (loss)	38,596,243
Net assets	$207,167,149
Capital shares outstanding	5,732,778
Net asset value per share	$36.14

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $878)	$5,784,849
Interest	58,206
Total investment income	5,843,055

Expenses:
Management fees	1,620,084
Distribution and service fees	623,108
Fund accounting/administration fees	199,397
Transfer agent/maintenance fees	25,530
Trustees’ fees*	16,211
Line of credit fees	8,417
Custodian fees	7,709
Miscellaneous	159,110
Total expenses	2,659,566
Less:
Expenses waived by Adviser	(657,291)
Net expenses	2,002,275
Net investment income	3,840,780

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	16,968,144
Net realized gain	16,968,144
Net change in unrealized appreciation (depreciation) on:
Investments	(42,619,610)
Net change in unrealized appreciation (depreciation)	(42,619,610)
Net realized and unrealized loss	(25,651,466)
Net decrease in net assets resulting from operations	$(21,810,686)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,840,780	$3,059,968
Net realized gain on investments	16,968,144	20,432,360
Net change in unrealized appreciation (depreciation) on investments	(42,619,610)	14,902,142
Net increase (decrease) in net assets resulting from operations	(21,810,686)	38,394,470

Distributions to shareholders	(19,382,371)	(10,733,286)[1]

Capital share transactions:
Proceeds from sale of shares	5,515,601	4,647,149
Distributions reinvested	19,382,371	10,733,286
Cost of shares redeemed	(45,795,901)	(34,475,157)
Net decrease from capital share transactions	(20,897,929)	(19,094,722)
Net increase (decrease) in net assets	(62,090,986)	8,566,462

Net assets:
Beginning of year	269,258,135	260,691,673
End of year	$207,167,149	$269,258,135

Capital share activity:
Shares sold	132,720	115,794
Shares issued from reinvestment of distributions	480,475	272,488
Shares redeemed	(1,090,519)	(849,517)
Net decrease in shares	(477,324)	(461,235)

[1]	For the year ended December 31, 2017, the distributions from net investment income and net realized gains were as follows (see Note 13):

Net investment income	$(3,290,010)
Net realized gains	$(7,443,276)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SERIES B (LARGE CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$43.36	$39.08	$33.20	$41.40	$37.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.65	.48	.50	.61	.41
Net gain (loss) on investments (realized and unrealized)	(4.42)	5.52	6.48	(2.29)	3.17
Total from investment operations	(3.77)	6.00	6.98	(1.68)	3.58
Less distributions from:
Net investment income	(.58)	(.53)	(.61)	(.47)	—
Net realized gains	(2.87)	(1.19)	(.49)	(6.05)	—
Total distributions	(3.45)	(1.72)	(1.10)	(6.52)	—
Net asset value, end of period	$36.14	$43.36	$39.08	$33.20	$41.40

Total Return[b]	(9.53%)	15.81%	21.41%	(5.08%)	9.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207,167	$269,258	$260,692	$233,098	$275,200
Ratios to average net assets:
Net investment income (loss)	1.54%	1.17%	1.44%	1.63%	1.04%
Total expenses[c]	1.07%	1.02%	0.82%	0.84%	0.83%
Net expenses[d,e]	0.80%	0.81%	0.82%	0.84%	0.83%
Portfolio turnover rate	21%	27%	44%	38%	47%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
0.80%	0.79%	0.82%	0.84%	0.83%

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

To Our Shareholders:

The Series D (World Equity Income Series) (the "Fund") is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Portfolio Manager; and Evan Einstein, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2018.

For the year ended December 31, 2018, Series D (World Equity Income Series) returned -8.17%, compared with the -8.71% return of its benchmark, the MSCI World Index.

Performance Review

The Guggenheim World Equity Income Fund delivered on its mandate to provide current equity income while providing a stable long-term total return. During the year, the Fund outperformed the MSCI World Index by 54 basis points. Additionally, the Fund paid a distribution of 1.6% for the year, which reflected its successful navigation of the rising rate environment; being cognizant of companies with unsustainable dividends is one of the primary drivers for the Fund’s track record relative to peers.

The tactical currency hedge, which makes use of currency futures, was a boon to the portfolio, delivering positive return as the Fund benefited from movements in the Australian dollar and Canadian dollar. Global currencies were in flux with factors like the trade uncertainty and the fear of economic slowdowns in the news.

The primary contributor to the Fund’s relative excess return came from good sector allocation, such as overweights to Real Estate and Utilities. Duke Energy benefited from a flight to safety as the market declined in the fourth quarter. In conjunction with the flight to safety, dividend yield paid off, and Real Estate is a prime sector to find stable-yielding names, like the Japan Retail Fund Investment Corporation, a REIT which offers a 4.17% indicated yield and has a consistent history of dividend increases. Stock selection in Energy and Financials also contributed to performance for the period; the Fund’s Energy holdings benefited from the rise of oil prices over the period, despite a falloff in the fourth quarter.

Stock selection in Health Care and Information Technology was the largest detractor from performance, as companies like Johnson & Johnson and Western Digital turned in a lackluster year.

The portfolio’s largest underweight for the period on average was in Consumer Staples, although the sector went from underweight to overweight at the end of the year as the Fund looked for safety.

Although its average weight for the period was similar to the benchmark, Industrials names detracted for the period. But an underweight in General Electric, whose stock price declined by over 50% in 2018, added to performance. Similarly, the Fund’s underweight in Materials contributed to performance with underweights in names like Dow Dupont and BASF.

From a country prospective, allocation led to higher performance. Germany was the largest contributor to the portfolio. This was thanks to an overall underweight and positive stock selection, like underweights in Bayer and BASF, which both saw weak sales and tempered expectations of future demand. Our underweight to the U.S. provided a negative contribution overall since the country's equity market was a relative outperformer for the year; however, the U.S. lost some of its shine in the last quarter of the year, giving back some of its outperformance relative to other countries earlier in the year. Similarly, our underweight in Japan added relative performance for the full year.

Our modest overweight in France resulted in the largest country detractor. BNP Paribus led the decline, as it fell on news it would have slower growth than expected.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES D (WORLD EQUITY INCOME SERIES)

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

At December 31, 2018, the investment diversification of the Fund by Country was as follows:

Country	% of Long Term Investments
United States	57.0%
Japan	6.8%
Canada	6.4%
United Kingdom	5.9%
Australia	5.7%
France	4.0%
Ireland	2.2%
Other	12.0%
Total Long Term Investments	100%

Inception Date: April 19, 1984

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	1.8%
Exxon Mobil Corp.	1.6%
Verizon Communications, Inc.	1.5%
Pfizer, Inc.	1.5%
Apple, Inc.	1.5%
UnitedHealth Group, Inc.	1.4%
Procter & Gamble Co.	1.4%
Home Depot, Inc.	1.3%
Microsoft Corp.	1.3%
AT&T, Inc.	1.3%
Top Ten Total	14.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Series D (World Equity Income Series)	(8.17%)	4.00%	7.03%
MSCI World Index	(8.71%)	4.56%	9.67%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value

COMMON STOCKS† - 97.6%

Consumer, Non-cyclical - 24.1%
Johnson & Johnson	17,000	$2,193,850
Pfizer, Inc.	44,000	1,920,600
UnitedHealth Group, Inc.	7,100	1,768,752
Procter & Gamble Co.	19,200	1,764,864
Roche Holding AG††	6,300	1,564,286
AbbVie, Inc.	14,600	1,345,974
Altria Group, Inc.	24,700	1,219,933
Kimberly-Clark Corp.	10,600	1,207,764
Bristol-Myers Squibb Co.	22,800	1,185,144
Philip Morris International, Inc.	16,700	1,114,892
Hershey Co.	9,400	1,007,492
General Mills, Inc.	25,400	989,076
Kellogg Co.	15,300	872,253
Coloplast A/S — Class B††	8,700	809,222
Colgate-Palmolive Co.	13,400	797,568
Mowi ASA††	36,400	767,178
Allergan plc	5,700	761,862
Japan Tobacco, Inc.††	27,500	653,401
Wesfarmers Ltd.††	28,400	645,323
Medtronic plc	6,400	582,144
PepsiCo, Inc.	5,100	563,448
Woolworths Group Ltd.††	26,200	543,588
Verisk Analytics, Inc. — Class A*	4,400	479,776
Danone S.A.††	6,300	444,087
Takeda Pharmaceutical Company Ltd.††	13,000	440,608
Intuitive Surgical, Inc.*	900	431,028
Clorox Co.	2,600	400,764
IDEXX Laboratories, Inc.*	2,100	390,642
Merck & Company, Inc.	5,100	389,691
Stryker Corp.	2,400	376,200
Rollins, Inc.	10,200	368,220
McCormick & Company, Inc.	2,600	362,024
Imperial Brands plc††	11,600	352,073
Cardinal Health, Inc.	6,500	289,900
Campbell Soup Co.	8,300	273,817
Amgen, Inc.	1,400	272,538
Wm Morrison Supermarkets plc††	98,600	268,037
JM Smucker Co.	2,600	243,074
Gilead Sciences, Inc.	3,100	193,905
Total Consumer, Non-cyclical		30,254,998

Financial - 21.1%
Mastercard, Inc. — Class A	6,700	1,263,955
Aflac, Inc.	27,000	1,230,120
Westpac Banking Corp.††	65,700	1,161,116
National Australia Bank Ltd. ADR††	64,100	1,087,925
Essex Property Trust, Inc. REIT	4,400	1,078,924
BNP Paribas S.A.††	23,300	1,052,355
Public Storage REIT	5,000	1,012,050
Australia & New Zealand Banking Group Ltd.††	58,500	1,010,980
Bank Leumi Le-Israel BM††	164,000	992,338
AGNC Investment Corp. REIT	55,000	964,700
Canadian Imperial Bank of Commerce	12,560	935,893
Bank of Montreal	14,000	915,051
AXA S.A.††	41,400	893,584
Simon Property Group, Inc. REIT	5,100	856,749
Ageas††	18,300	823,872
Bank Hapoalim BM††	126,600	801,409
SmartCentres Real Estate Investment Trust	34,800	786,237
DNB ASA††	48,000	770,436
RioCan Real Estate Investment Trust	39,400	687,186
First Capital Realty, Inc.	47,500	656,154
H&R Real Estate Investment Trust	42,500	643,147
Swiss Re AG††	6,900	634,906
Japan Retail Fund Investment Corp. REIT††	300	598,644
Annaly Capital Management, Inc. REIT	60,100	590,182
Toronto-Dominion Bank	11,600	576,863
Unibail-Rodamco-Westfield REIT††	3,109	481,151
United Urban Investment Corp. REIT††	300	464,596
Daiwa House REIT Investment Corp.††	200	448,004
Power Financial Corp.	23,000	435,364
ICADE REIT††	5,000	381,103
VEREIT, Inc.	50,000	357,500
IGM Financial, Inc.	13,400	304,711
AvalonBay Communities, Inc. REIT	1,700	295,885
Great-West Lifeco, Inc.	14,300	295,310
JPMorgan Chase & Co.	2,900	283,098
Invesco Ltd.	16,600	277,884
Societe Generale S.A.††	6,600	209,272
CI Financial Corp.	15,700	198,813
Total Financial		26,457,467

Communications - 13.3%
Verizon Communications, Inc.	34,500	1,939,590
AT&T, Inc.	57,000	1,626,780
Amazon.com, Inc.*	900	1,351,773
Alphabet, Inc. — Class C*	1,281	1,326,617
Vodafone Group plc††	532,100	1,034,619
Omnicom Group, Inc.	13,500	988,740
KDDI Corp.††	38,700	924,691
HKT Trust & HKT Ltd.††	586,700	845,196
BCE, Inc.	19,200	758,809
Walt Disney Co.	6,700	734,655
Interpublic Group of Companies, Inc.	34,900	719,987
TELUS Corp.	19,900	659,892
PCCW Ltd.††	1,144,700	659,171
Eutelsat Communications S.A.††	26,600	524,105
NTT DOCOMO, Inc.††	22,200	498,794
Comcast Corp. — Class A	11,500	391,575
Facebook, Inc. — Class A*	2,735	358,531
Nippon Telegraph & Telephone Corp.††	8,100	330,460
Telefonica Deutschland Holding AG††	83,300	327,896
WPP plc††	30,000	326,475
SES S.A.††	14,800	283,392
Total Communications		16,611,748

Technology - 10.1%
Apple, Inc.	11,700	1,845,558
Microsoft Corp.	16,300	1,655,591
Accenture plc — Class A	9,400	1,325,494

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value

Paychex, Inc.	18,700	$1,218,305
International Business Machines Corp.	10,400	1,182,168
Texas Instruments, Inc.	11,300	1,067,850
Canon, Inc.††	37,500	1,031,792
Fiserv, Inc.*	11,500	845,135
Intuit, Inc.	3,501	689,172
Xilinx, Inc.	6,700	570,639
Jack Henry & Associates, Inc.	4,400	556,688
Oracle Corporation Japan††	8,200	520,494
Broadridge Financial Solutions, Inc.	2,100	202,125
Total Technology		12,711,011

Consumer, Cyclical - 7.9%
Home Depot, Inc.	9,800	1,683,836
Brilliance China Automotive Holdings Ltd. ADR*,††	24,700	1,260,110
TJX Companies, Inc.	25,336	1,133,532
Lawson, Inc.††	11,600	733,719
Target Corp.	10,300	680,727
Harvey Norman Holdings Ltd.††	298,400	664,319
Crown Resorts Ltd.††	74,200	620,221
Ford Motor Co.	80,000	612,000
Darden Restaurants, Inc.	5,600	559,216
Iida Group Holdings Company Ltd.††	32,000	554,251
Las Vegas Sands Corp.	8,200	426,810
L Brands, Inc.	12,900	331,143
Walmart, Inc.	3,500	326,025
Macy’s, Inc.	10,600	315,668
Total Consumer, Cyclical		9,901,577

Utilities - 7.6%
Duke Energy Corp.	14,000	1,208,200
Dominion Energy, Inc.	16,300	1,164,798
National Grid plc††	104,800	1,025,354
Centrica plc††	591,300	1,019,793
SSE plc††	70,600	974,692
PPL Corp.	31,600	895,228
OGE Energy Corp.	21,500	842,585
CLP Holdings Ltd.††	56,138	634,437
Power Assets Holdings Ltd.††	85,500	594,029
WEC Energy Group, Inc.	6,500	450,190
Pinnacle West Capital Corp.	4,900	417,480
Edison International	4,900	278,173
Total Utilities		9,504,959

Industrial - 6.4%
3M Co.	7,100	1,352,834
United Parcel Service, Inc. — Class B	11,200	1,092,336
Trinity Industries, Inc.††	698,600	1,080,850
Emerson Electric Co.	15,600	932,100
Lockheed Martin Corp.	3,428	897,588
Pentair plc	19,900	751,822
Cummins, Inc.	5,400	721,656
CH Robinson Worldwide, Inc.	8,071	678,690
General Electric Co.	41,600	314,912
ComfortDelGro Corporation Ltd.††	135,900	214,728
Total Industrial		8,037,516

Energy - 5.9%
Exxon Mobil Corp.	29,200	1,991,148
Total S.A.††	25,200	1,329,316
BP plc††	198,900	1,257,497
Eni SpA††	68,500	1,082,221
Targa Resources Corp.	21,900	788,838
Royal Dutch Shell plc — Class A††	18,200	535,780
Koninklijke Vopak N.V.††	8,200	371,895
Total Energy		7,356,695

Basic Materials - 0.6%
Israel Chemicals Ltd.††	98,100	558,342
EMS-Chemie Holding AG††	500	238,098
Total Basic Materials		796,440

Diversified - 0.6%
Jardine Matheson Holdings Ltd.††	9,900	688,842

Total Common Stocks
(Cost $129,334,139)		122,321,253

EXCHANGE-TRADED FUND† - 1.2%
iShares Edge MSCI Min Vol Global ETF	18,000	1,462,680
Total Exchange-Traded Fund
(Cost $1,515,042)		1,462,680

MONEY MARKET FUND† - 0.4%
Goldman Sachs Financial Square Treasury Instruments Fund—Institutional Class 2.22%[1]	563,394	563,394
Total Money Market Fund
(Cost $563,394)		563,394

Total Investments - 99.2%
(Cost $131,412,575)		$124,347,327
Other Assets & Liabilities, net - 0.8%		964,596
Total Net Assets - 100.0%		$125,311,923

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES D (WORLD EQUITY INCOME SERIES)

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short†
Canadian Dollar Futures Contracts	111	Mar 2019	$8,147,400	$198,405
British Pound Futures Contracts	87	Mar 2019	6,956,194	(38,830)
			$15,103,594	$159,575

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$81,276,180	$41,045,073	$—	$122,321,253
Exchange-Traded Fund	1,462,680	—	—	1,462,680
Money Market Fund	563,394	—	—	563,394
Currency Futures Contracts**	198,405	—	—	198,405
Total Assets	$83,500,659	$41,045,073	$—	$124,545,732

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$38,830	$—	$—	$38,830

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, the Fund had securities with a total value of $15,247,758 transfer out of Level 1 into Level 2 due to utilizing fair value pricing for certain foreign equity securities at period end.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $131,412,575)	$124,347,327
Foreign currency, at value (cost $7,474)	7,475
Segregated cash with broker	469,850
Prepaid expenses	7,448
Receivables:
Foreign tax reclaims	440,202
Dividends	292,858
Fund shares sold	8,471
Interest	1,342
Total assets	125,574,973

Liabilities:
Overdraft due to custodian bank	7,974
Payable for:
Fund shares redeemed	73,792
Printing fees	30,893
Variation margin on futures contracts	26,282
Distribution and service fees	25,608
Professional fees	25,537
Management fees	22,633
Custodian fees	22,031
Fund accounting/administration fees	8,195
Transfer agent/maintenance fees	2,728
Trustees’ fees*	932
Miscellaneous	16,445
Total liabilities	263,050
Commitments and contingent liabilities (Note 15)	—
Net assets	$125,311,923

Net assets consist of:
Paid in capital	$122,114,619
Total distributable earnings (loss)	3,197,304
Net assets	$125,311,923
Capital shares outstanding	9,668,155
Net asset value per share	$12.96

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $343,126)	$4,763,210
Interest	15,155
Total investment income	4,778,365

Expenses:
Management fees	1,049,110
Distribution and service fees	374,681
Transfer agent/maintenance fees	25,584
Fund accounting/administration fees	119,899
Custodian fees	19,681
Trustees’ fees*	16,030
Line of credit fees	3,454
Miscellaneous	143,287
Total expenses	1,751,726
Less:
Expenses reimbursed by Adviser	(121)
Expenses waived by Adviser	(403,507)
Total expenses waived/reimbursed	(403,628)
Net expenses	1,348,098
Net investment income	3,430,267

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,962,483
Futures contracts	594,730
Foreign currency transactions	(9,690)
Net realized gain	8,547,523
Net change in unrealized appreciation (depreciation) on:
Investments	(23,006,242)
Futures contracts	159,575
Foreign currency translations	(8,496)
Net change in unrealized appreciation (depreciation)	(22,855,163)
Net realized and unrealized loss	(14,307,640)
Net decrease in net assets resulting from operations	$(10,877,373)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,430,267	$3,809,763
Net realized gain on investments	8,547,523	11,398,423
Net change in unrealized appreciation (depreciation) on investments	(22,855,163)	7,230,039
Net increase (decrease) in net assets resulting from operations	(10,877,373)	22,438,225

Distributions to shareholders	(4,156,958)	(4,436,814)[1]

Capital share transactions:
Proceeds from sale of shares	3,054,237	3,125,858
Distributions reinvested	4,156,958	4,436,814
Cost of shares redeemed	(27,976,438)	(24,431,034)
Net decrease from capital share transactions	(20,765,243)	(16,868,362)
Net increase (decrease) in net assets	(35,799,574)	1,133,049

Net assets:
Beginning of year	161,111,497	159,978,448
End of year	$125,311,923	$161,111,497

Capital share activity:
Shares sold	208,853	228,681
Shares issued from reinvestment of distributions	288,077	328,167
Shares redeemed	(1,924,607)	(1,783,834)
Net decrease in shares	(1,427,677)	(1,226,986)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (see Note 13).

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$14.52	$12.98	$12.12	$12.60	$12.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.33	.37	.36	.37
Net gain (loss) on investments (realized and unrealized)	(1.47)	1.60	.88	(.43)	.23
Total from investment operations	(1.14)	1.93	1.25	(.07)	.60
Less distributions from:
Net investment income	(.42)	(.39)	(.39)	(.41)	(—)[b]
Total distributions	(.42)	(.39)	(.39)	(.41)	(—)[b]
Net asset value, end of period	$12.96	$14.52	$12.98	$12.12	$12.60

Total Return[c]	(8.17%)	15.06%	10.37%	(0.67%)	5.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125,312	$161,111	$159,978	$158,063	$178,548
Ratios to average net assets:
Net investment income (loss)	2.29%	2.38%	2.92%	2.88%	2.95%
Total expenses[d]	1.17%	1.12%	0.91%	0.96%	1.01%
Net expenses[e,f]	0.90%	0.90%	0.91%	0.96%	1.01%
Portfolio turnover rate	134%	112%	43%	110%	132%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/18	12/31/17
0.90%	0.88%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

To Our Shareholders:

The Series E (Total Return Bond Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended December 31, 2018.

For the year ended December 31, 2018, Series E (Total Return Bond Series) returned 1.14%, compared with the 0.01% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing primarily in high-quality, investment-grade fixed-income securities across multiple sectors. The Fund employs a tactical sector allocation strategy, offering the opportunity to capitalize on total return potential created by changing market conditions.

The U.S. Federal Reserve delivered four interest rate increases in 2018, in line with our expectations. Interest rates rose and the curve bear-flattened over the period. The portfolio was underweight duration relative to its benchmark; and employed a duration “barbell” by obtaining key rate exposure on the very long-end of the curve, while remaining overweight floating rate exposure on the short-end. Approximately 78 percent of the portfolio was adjustable rate at period’s end. Our positioning led to significant relative performance.

The portfolio reduced credit exposure over the year. We pared credit sectors including collateralized loan obligations (“CLO”s), corporate credit, and non-Agency residential mortgage-backed securities (“NA RMBS”) and other asset-backed securities (“ABS”) with proceeds going toward government guaranteed sectors and cash and cash equivalents.

CLOs were positive given the carry (carry refers to the income received net of borrowing costs from portfolio investments over a defined period), despite modest spread widening over the period. CLO spreads have been widening since the second quarter of 2018 and are 20 to 200 basis points wider across the capital stack than the start of the year amid record new issuance at $130 billion. Highly rated tranches, which the Fund typically holds, have been more insulated than lower rated tranches.

NA RMBS holdings were a positive contributor over the year. Limited home inventory and improving labor market conditions should support home prices and mortgage credit performance. Pre-crisis RMBS investment has benefited from a supply shortfall caused by ongoing paydowns and limited new issuance.

ABS, including aircraft securitization and other commercial ABS, performed well over the period with positive total returns.

Investment grade corporate bond spreads widened materially to 153 basis points at 12/31/2018 from 93 basis points at 12/29/2017. The market became concerned with elevated leverage levels and the increase in the BBB component of the investment-grade universe. BBBs now account for 50 percent of the market, up from 36 percent 10 years ago. The Fund’s underweight positioning to investment grade corporates benefited on a relative basis.

The Fund uses derivatives to obtain a targeted interest rate duration, to hedge non-U.S. dollar foreign exchange exposure, and to occasionally obtain or replicate market exposure. For the period, returns from derivatives were positive.

The Fund also purchased a credit hedge via credit default swaps in November to reduce portfolio spread duration. As spreads widened, the credit hedge added to performance over the period.

The Fund invested excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended December 31, 2018, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES E (TOTAL RETURN BOND SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 26, 1985

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Bonds, 11/15/46	8.2%
Guggenheim Total Return Bond Fund - Institutional Class	4.7%
Guggenheim Limited Duration Fund - Institutional Class	2.4%
U.S. Treasury Bonds, 3.38%	2.1%
Guggenheim Ultra Short Duration Fund	2.0%
Federative Republic of Brazil	2.0%
State of Israel, 2.25%	1.5%
Kingdom of Spain	1.3%
Republic of Portugal	1.3%
Kingdom of Spain	1.2%
Top Ten Total	26.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Series E (Total Return Bond Series)	1.14%	4.74%	5.08%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	40.8%
AA	8.6%
A	13.0%
BBB	13.1%
BB	2.2%
B	2.7%
CCC	2.4%
CC	1.1%
C	0.3%
NR2	2.0%
Other Instruments	13.8%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value

PREFERRED STOCKS†† - 0.1%

Industrial - 0.1%
Seaspan Corp. 6.38% due 04/30/19	5,435	$137,560
Total Preferred Stocks
(Cost $135,875)		137,560

MUTUAL FUNDS† - 9.3%
Guggenheim Total Return Bond Fund - R6 Class[1]	217,372	5,784,281
Guggenheim Limited Duration Fund - Institutional Class[1]	120,358	2,962,018
Guggenheim Ultra Short Duration Fund[1,2]	249,908	2,489,086
Guggenheim Floating Rate Strategies Fund - Institutional Class[1]	8,167	202,786
Total Mutual Funds
(Cost $11,407,854)		11,438,171

MONEY MARKET FUND† - 3.1%
Dreyfus Treasury Securities Cash Management - Institutional Shares 2.20%[3]	3,799,705	3,799,705
Total Money Market Fund
(Cost $3,799,705)		3,799,705

	Face Amount~

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 23.9%
Government Agency - 11.9%
Fannie Mae[12]
3.16% due 01/01/30	1,300,000	1,262,492
3.00% due 12/01/29	1,250,000	1,190,892
2.94% due 10/01/32	1,175,621	1,112,623
3.33% due 04/01/30	988,149	980,123
3.01% due 12/01/27	1,000,000	974,000
3.11% due 10/01/29	500,000	481,223
2.99% due 09/01/29	500,000	476,161
2.96% due 11/01/29	500,000	475,046
2.86% due 09/01/29	500,000	473,197
2.90% due 11/01/29	500,000	472,040
3.08% due 10/01/32	500,000	469,203
Freddie Mac Multifamily Structured Pass Through Certificates[12]
2017-KGX1, 3.00% due 10/25/27	1,200,000	1,175,542
2017-KW03, 3.02% due 06/25/27	1,050,000	1,029,950
2018-K074, 3.60% due 02/25/28	1,000,000	1,015,966
Freddie Mac Seasoned Credit Risk Transfer Trust[12]
2017-4, 2.75% due 06/25/57[4]	1,143,069	1,112,862
2017-3, 3.00% due 07/25/56	1,107,060	1,070,904
Fannie Mae-Aces[12]
2017-M11, 2.98% due 08/25/29	900,000	865,273
Total Government Agency		14,637,497
Residential Mortgage Backed Securities - 9.3%
Soundview Home Loan Trust
2006-OPT5, 2.65% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[5]	1,068,540	1,028,837
Home Equity Loan Trust
2007-FRE1, 2.70% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[5]	1,067,897	990,675
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[5,6]	969,787	980,940
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 2.63% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[5]	1,637,957	980,888
GSAA Trust
2005-10, 3.16% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 06/25/35[5]	983,820	976,076
NovaStar Mortgage Funding Trust Series
2007-2, 2.71% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[5]	919,786	884,945
Luminent Mortgage Trust
2006-2, 2.71% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[5]	858,521	783,477
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[5,6]	747,152	734,905
CIT Mortgage Loan Trust
2007-1, 3.96% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[5,6]	494,959	497,858
2007-1, 3.86% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[5,6]	202,888	205,029
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE2A, 2.64% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 07/25/37[5,6]	739,698	699,110
CSMC Series
2015-12R, 2.82% (WAC) due 11/30/37[5,6]	680,280	677,349
HarborView Mortgage Loan Trust
2006-14, 2.62% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[5]	648,773	619,768
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[7]	2,715,549	427,096
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 3.00% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[5]	396,528	347,271

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~		Value

Towd Point Mortgage Trust
2018-1, 3.00% (WAC) due 01/25/58[5,6]		317,267	$311,472
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28		142,430	149,345
Morgan Stanley Re-REMIC Trust
2010-R5, 3.72% due 06/26/36[6]		93,525	85,175
Total Residential Mortgage Backed Securities			11,380,216

Military Housing - 1.6%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.24% (WAC) due 11/25/55[5,6]		966,701	1,002,468
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[8]		961,766	987,022
Total Military Housing			1,989,490

Commercial Mortgage Backed Securities - 1.1%
Citigroup Commercial Mortgage Trust
2016-GC37, 1.79% (WAC) due 04/10/49[5,7]		3,782,209	368,592
CFCRE Commercial Mortgage Trust
2016-C3, 1.05% (WAC) due 01/10/48[5,7]		5,845,465	344,374
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.53% (WAC) due 01/15/59[5,7]		4,863,132	343,198
COMM Mortgage Trust
2015-CR26, 0.96% (WAC) due 10/10/48[5,7]		6,595,680	327,746
Total Commercial Mortgage Backed Securities			1,383,910
Total Collateralized Mortgage Obligations
(Cost $29,876,034)			29,391,113

FOREIGN GOVERNMENT DEBT†† - 19.4%
Government of Japan
due 02/25/19[9]	JPY	157,900,000	1,440,896
due 01/10/19[9]	JPY	156,100,000	1,424,170
due 02/04/19[9]	JPY	79,000,000	720,838
due 01/28/19[9]	JPY	56,200,000	512,781
due 02/12/19[9]	JPY	55,100,000	502,779
due 03/11/19[9]	JPY	54,000,000	492,801
State of Israel
2.25% due 05/31/19	ILS	6,880,000	1,880,231
6.00% due 02/28/19	ILS	4,340,000	1,231,038
5.00% due 01/31/20	ILS	2,000,000	585,395
Kingdom of Spain
due 01/18/19[9]	EUR	1,380,000	1,581,666
due 02/15/19[9]	EUR	1,318,000	1,516,297
Republic of Portugal
due 01/18/19[9]	EUR	1,380,000	1,581,628
due 03/22/19[9]	EUR	930,000	1,066,812
Federative Republic of Brazil
due 04/01/19[9]	BRL	9,535,000	2,428,336
United Mexican States
due 03/28/19[9]	MXN	16,250,000	810,780
due 03/14/19[9]	MXN	10,700,000	535,572
due 01/17/19[9]	MXN	8,100,000	410,635
due 01/24/19[9]	MXN	3,900,000	197,541
due 05/23/19[9]	MXN	2,070,000	101,932
Republic of France
due 01/04/19[9]	EUR	690,000	790,650
due 01/16/19[9]	EUR	520,000	595,992
due 01/30/19[9]	EUR	175,000	200,630
Kingdom of Denmark
due 03/01/19[9]	DKK	7,810,000	1,199,733
Republic of Hungary
due 02/27/19[9]	HUF	307,100,000	1,096,515
Government of United Kingdom
due 01/28/19[9]	GBP	380,000	484,199
Kingdom of Sweden
4.25% due 03/12/19	SEK	4,100,000	466,971
Total Foreign Government Debt
(Cost $23,628,254)			23,856,818

ASSET-BACKED SECURITIES†† - 17.4%
Collateralized Loan Obligations - 8.3%
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 4.17% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[5,6]		1,200,000	1,184,820
Golub Capital Partners CLO Ltd.
2018-36A, 3.88% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[5,6]		1,200,000	1,159,218
Ladder Capital Commercial Mortgage Trust
2017-FL1, 3.34% (1 Month USD LIBOR + 0.88%, Rate Floor: 0.88%) due 09/15/34[5,6]		1,124,796	1,117,794
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[6]		1,000,000	1,002,279
Marathon CLO VII Ltd.
2017-7A, 4.16% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[5,6]		1,000,000	991,236
MP CLO VIII Ltd.
2018-2A, 3.42% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[5,6]		1,000,000	989,950
NXT Capital CLO LLC
2017-1A, 4.17% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[5,6]		1,000,000	989,544
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[6,10]		1,000,000	902,490
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.74% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[5,6]		750,000	724,820
Treman Park CLO Ltd.
2015-1A, due 10/20/28[6,10]		500,000	424,650

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value

BSPRT Issuer Ltd.
2017-FL2, 3.28% (1 Month USD LIBOR + 0.82%, Rate Floor: 0.82%) due 10/15/34[5,6]	322,669	$322,266
Resource Capital Corporation Ltd.
2017-CRE5, 3.26% (1 Month USD LIBOR + 0.80%) due 07/15/34[5,6]	313,160	313,259
Copper River CLO Ltd.
2007-1A, due 01/20/21[8,10]	600,000	50,005
Babson CLO Ltd.
2012-2A, due 05/15/23[6,10]	750,000	39,717
Total Collateralized Loan Obligations		10,212,048

Transport-Aircraft - 4.6%
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[4,6]	1,372,195	1,360,597
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	827,137	825,400
2015-1A, 4.70% due 12/15/40[4,6]	424,939	429,869
Raspro Trust
2005-1A, 3.39% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[5,6]	678,204	647,685
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[6]	601,047	604,997
Rise Ltd.
2014-1A, 4.75% due 02/12/39	589,291	577,505
Apollo Aviation Securitization Equity Trust
2016-1A, 4.88% due 03/17/36[4,6]	455,534	464,692
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[8]	460,819	445,261
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[6]	339,301	340,305
Total Transport-Aircraft		5,696,311

Collateralized Debt Obligations - 1.2%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[6]	1,000,000	967,599
Putnam Structured Product Funding Ltd.
2003-1A, 3.46% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[5,6]	410,078	406,224
N-Star REL CDO VIII Ltd.
2006-8A, 2.71% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[5,6]	111,476	110,858
Total Collateralized Debt Obligations		1,484,681

Whole Business - 1.0%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[6]	756,726	777,831
Domino’s Pizza Master Issuer LLC
2017-1A, 3.74% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[5,6]	493,750	493,286
Total Whole Business		1,271,117

Net Lease - 1.0%
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[6]	1,201,169	1,187,174

Transport-Container - 0.8%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[6]	967,813	960,319

Insurance - 0.4%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[6]	464,250	464,103

Diversified Payment Rights - 0.1%
CIC Receivables Master Trust
REGD, 4.89% due 10/07/21	115,682	116,839
Total Asset-Backed Securities
(Cost $21,554,226)		21,392,592

U.S. GOVERNMENT SECURITIES†† - 12.7%
U.S. Treasury Bonds
due 11/15/46[9,11]	23,562,000	10,063,476
3.38% due 05/15/44	2,413,000	2,570,034
due 08/15/48[9,11]	3,687,000	1,492,465
U.S. Treasury Bills
2.27% due 01/08/19[14]	1,500,000	1,499,438
Total U.S. Government Securities
(Cost $15,670,226)		15,625,413

FEDERAL AGENCY BONDS†† - 4.9%
Fannie Mae Principal Strips[12]
due 05/15/30[9,11]	1,350,000	934,450
due 05/15/29[9,11]	1,250,000	896,428
due 01/15/30[9,11]	600,000	420,230
Freddie Mac Principal Strips[12]
due 03/15/31[9,11]	1,500,000	1,001,811
due 07/15/32[9,11]	950,000	605,842
Freddie Mac[12]
due 12/14/29[9]	1,600,000	1,118,519
Tennessee Valley Authority
5.38% due 04/01/56	750,000	1,023,263
Total Federal Agency Bonds
(Cost $6,009,785)		6,000,543

CORPORATE BONDS†† - 3.2%
Financial - 2.3%
Station Place Securitization Trust
3.32% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 03/24/19[5,6]	1,000,000	1,000,000
3.02% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 09/24/19[5]	1,000,000	1,000,000
Assurant, Inc.
4.07% (3 Month USD LIBOR + 1.25%) due 03/26/21[5]	370,000	369,868

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value

American Equity Investment Life Holding Co.
5.00% due 06/15/27	354,000	$345,134
Hospitality Properties Trust
5.25% due 02/15/26	148,000	149,538
Total Financial		2,864,540

Consumer, Cyclical - 0.5%
Northern Group Housing LLC
6.80% due 08/15/53[6]	444,000	542,998

Basic Materials - 0.4%
Yamana Gold, Inc.
4.95% due 07/15/24	483,000	472,495

Industrial - 0.0%
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg
5.94% (3 Month USD LIBOR + 3.50%) due 07/15/21[5,6]	10,000	9,962
Total Corporate Bonds
(Cost $3,817,533)		3,889,995

FEDERAL AGENCY DISCOUNT NOTES†† - 1.6%
Federal Home Loan Bank[13]
2.39% due 01/23/19[14]	1,500,000	1,497,809
1.69% due 01/10/19[14]	500,000	499,725
Total Federal Agency Discount Notes
(Cost $1,997,534)		1,997,534

MUNICIPAL BONDS†† - 0.8%
California - 0.4%
Cypress School District General Obligation Unlimited
due 08/01/48[9]	1,000,000	267,410
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/46[9]	700,000	236,726
Total California		504,136

Illinois - 0.4%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	400,000	434,100
Total Municipal Bonds
(Cost $930,441)		938,236

SENIOR FLOATING RATE INTERESTS††,5 - 0.7%
Technology - 0.4%
Misys Ltd.
6.30% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	289,751	269,263
Epicor Software
5.78% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 06/01/22	175,669	167,544
Total Technology		436,807

Industrial - 0.2%
Capstone Logistics
7.02% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 10/07/21	289,650	284,763

Consumer, Non-cyclical - 0.1%
DJO Finance LLC
5.71% ((3 Month USD LIBOR + 3.25%) and (1 Month USD LIBOR + 3.25%), Rate Floor: 4.25%) due 06/08/20	97,722	96,305
Total Senior Floating Rate Interests
(Cost $850,614)		817,875

COMMERCIAL PAPER†† - 2.5%
Fidelity National Information Services, Inc.
3.00% due 01/28/19[6,14]	1,081,000	1,078,568
Walgreens Boots Alliance, Inc.
2.90% due 01/09/19[14]	1,000,000	999,356
Clorox Co.
2.85% due 01/07/19[14]	700,000	699,667
American Water Capital Corp.
2.77% due 01/11/19[6,14]	300,000	299,769
Total Commercial Paper
(Cost $3,077,360)		3,077,360

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES E (TOTAL RETURN BOND SERIES)

	Contracts	Value

OTC OPTIONS PURCHASED†† - 0.0%
Call options on:
BofA Merrill Lynch iShares MSCI Emerging Markets ETF Expiring January 2019 with strike price of $55.00 (Notional Value $2,980,278)	763	$382
BofA Merrill Lynch S&P 500 Index Expiring January 2019 with strike price of $3,000.00 (Notional Value $4,261,645)	17	85
Total OTC Options Purchased
(Cost $214,107)		467

Total Investments - 99.6%
(Cost $122,969,548)		$122,363,382
Other Assets & Liabilities, net - 0.4%		486,792
Total Net Assets - 100.0%		$122,850,174

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	16	Mar 2019	$2,577,500	$(39,035)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS PROTECTION PURCHASED††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Upfront Premiums Received	Unrealized Appreciation**
BofA Merrill Lynch, N.A.	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$20,220,000	$(113,675)	$(234,475)	$120,800

OTC CREDIT DEFAULT SWAP AGREEMENTS PROTECTION PURCHASED††
Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Upfront Premiums Received	Unrealized Appreciation**
Goldman Sachs International	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	$2,630,000	$28,726	$(4,496)	$33,222
Morgan Stanley Capital Services LLC	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	1,180,000	12,887	(221)	13,108
						$41,613	$(4,717)	$46,330

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES E (TOTAL RETURN BOND SERIES)

CENTRALLY CLEARED INTEREST RATE SWAPS AGREEMENTS††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Upfront Premiums Paid	Unrealized Depreciation**
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	$202,000	$(208)	$285	$(493)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	377,000	(432)	283	(715)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	3.18%	Quarterly	11/07/23	2,190,000	(59,683)	(242)	(59,441)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	3.14%	Quarterly	11/06/21	7,540,000	(114,248)	2,047	(116,295)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	3.21%	Quarterly	11/07/25	4,350,000	(159,286)	1,109	(160,395)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	3.28%	Quarterly	11/07/28	11,330,000	(544,381)	659	(545,040)
								$(878,238)	$4,141	$(882,379)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	1,802,000	ILS	02/28/19	$500,764	$484,598	$16,166
Goldman Sachs	1,900,000	BRL	01/02/19	507,005	491,299	15,706
Barclays	1,833,800	ILS	02/28/19	502,370	493,151	9,219
Citigroup	6,835,000	BRL	04/01/19	1,765,991	1,756,998	8,993
Morgan Stanley	964,600	ILS	02/28/19	266,634	259,403	7,231
Citigroup	350,000	BRL	01/02/19	93,209	90,502	2,707
JPMorgan Chase & Co.	380,000	GBP	01/28/19	487,456	485,087	2,369
Goldman Sachs	2,100,000	ILS	01/31/20	579,173	578,038	1,135
BofA Merrill Lynch	175,000	EUR	01/30/19	201,052	201,012	40
Goldman Sachs	100,000	ILS	01/31/19	26,841	26,836	5
Barclays	354,000	EUR	02/15/19	406,865	407,144	(279)
JPMorgan Chase & Co.	430,000	EUR	01/18/19	493,004	493,385	(381)
BofA Merrill Lynch	44,100,000	JPY	02/12/19	403,252	403,644	(392)
BofA Merrill Lynch	174,000	EUR	02/15/19	199,625	200,121	(496)
Goldman Sachs	7,034,800	ILS	05/31/19	1,904,787	1,905,623	(836)
JPMorgan Chase & Co.	5,200,000	DKK	03/01/19	800,843	802,082	(1,239)
Barclays	2,610,000	DKK	03/01/19	400,578	402,583	(2,005)
JPMorgan Chase & Co.	2,070,000	MXN	05/23/19	100,944	103,030	(2,086)
BofA Merrill Lynch	168,470,000	HUF	02/27/19	602,066	604,411	(2,345)
Barclays	3,900,000	MXN	01/24/19	195,378	197,822	(2,444)
Goldman Sachs	11,000,000	JPY	02/12/19	97,992	100,681	(2,689)
JP Morgan Chase & Co.	520,000	EUR	01/16/19	593,484	596,546	(3,062)
Goldman Sachs	1,730,000	EUR	01/18/19	1,981,870	1,985,016	(3,146)
BofA Merrill Lynch	690,000	EUR	01/04/19	787,183	790,720	(3,537)
Goldman Sachs	55,600,000	JPY	01/10/19	503,924	507,551	(3,627)
Goldman Sachs	930,000	EUR	03/22/19	1,069,075	1,072,785	(3,710)
Citigroup	600,000	EUR	01/18/19	684,158	688,445	(4,287)
Goldman Sachs	54,000,000	JPY	03/11/19	489,305	495,313	(6,008)
JPMorgan Chase & Co.	138,630,000	HUF	02/27/19	491,294	497,355	(6,061)
JPMorgan Chase & Co.	4,274,250	SEK	03/12/19	477,645	485,027	(7,382)
JPMorgan Chase & Co.	790,000	EUR	02/15/19	900,891	908,596	(7,705)
Goldman Sachs	2,700,000	BRL	04/01/19	685,958	694,059	(8,101)
Citigroup	33,900,000	JPY	02/25/19	301,683	310,578	(8,895)
Morgan Stanley	56,200,000	JPY	01/28/19	503,404	513,803	(10,399)
JPMorgan Chase & Co.	10,700,000	MXN	03/14/19	525,760	538,837	(13,077)
JPMorgan Chase & Co.	8,100,000	MXN	01/17/19	396,960	411,319	(14,359)
Citigroup	100,500,000	JPY	01/10/19	902,329	917,426	(15,097)
Goldman Sachs	79,000,000	JPY	02/04/19	703,747	722,657	(18,910)
Barclays	16,250,000	MXN	03/28/19	788,889	816,426	(27,537)

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES E (TOTAL RETURN BOND SERIES)

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2018	Unrealized Depreciation
Morgan Stanley	124,000,000	JPY	02/25/19	$1,108,256	$1,136,038	$(27,782)
						$(144,303)

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at December 31, 2018	Unrealized Appreciation
Goldman Sachs	2,250,000	BRL	01/02/19	$576,207	$581,802	$5,595

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	Rate indicated is the 7-day yield as of December 31, 2018.
[4]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at December 31, 2018. See table below for additional step information for each security.

[5]

Variable rate security. Rate indicated is the rate effective at December 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $27,503,185 (cost $27,418,412), or 22.4% of total net assets.

[7]	Security is an interest-only strip.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,482,288 (cost $1,693,195), or 1.2% of total net assets — See Note 9.

[9]	Zero coupon rate security.
[10]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[11]	Security is a principal-only strip.
[12]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[13]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[14]	Rate indicated is the effective yield at the time of purchase.
BofA — Bank of America
BRL — Brazilian Real
CDX.NA.IG.31 Index — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HUF — Hungarian Forint
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
SEK — Swedish Krona
USD — United States Dollar
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES E (TOTAL RETURN BOND SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Preferred Stocks	$—	$137,560	$—	$137,560
Mutual Funds	11,438,171	—	—	11,438,171
Money Market Fund	3,799,705	—	—	3,799,705
Collateralized Mortgage Obligations	—	29,391,113	—	29,391,113
Foreign Government Debt	—	23,856,818	—	23,856,818
Asset-Backed Securities	—	21,392,592	—	21,392,592
U.S. Government Securities	—	15,625,413	—	15,625,413
Federal Agency Bonds	—	6,000,543	—	6,000,543
Corporate Bonds	—	3,889,995	—	3,889,995
Federal Agency Discount Notes	—	1,997,534	—	1,997,534
Municipal Bonds	—	938,236	—	938,236
Senior Floating Rate Interests	—	817,875	—	817,875
Commercial Paper	—	3,077,360	—	3,077,360
Options Purchased	—	467	—	467
Centrally Cleared Credit Default Swap Agreements**	—	120,800	—	120,800
OTC Credit Default Swap Agreements**	—	46,330	—	46,330
Forward Foreign Currency Exchange Contracts**	—	69,166	—	69,166
Total Assets	$15,237,876	$107,361,802	$—	$122,599,678

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$39,035	$—	$—	$39,035
Forward Foreign Currency Exchange Contracts**	—	207,874	—	207,874
Interest Rate Swaps Agreements**	—	882,379	—	882,379
Total Liabilities	$39,035	$1,090,253	$—	$1,129,288

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, the Fund had assets with a total value of $116,839 transfer out of Level 3 into Level 2 due to changes in the securities valuation methods based on availability of observable market inputs. There were no other securities that transferred between levels.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES E (TOTAL RETURN BOND SERIES)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon rate at next step up date	Date of next rate change	Final future rate	Final step up date
Apollo Aviation Securitization Equity Trust 2016-1A, 4.88% due 03/17/36	6.88%	03/15/23	6.88%	03/15/23
Castlelake Aircraft Securitization Trust 2015-1A, 4.70% due 12/15/40	6.70%	11/30/22	6.70%	11/30/22
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-4, 2.75% due 06/25/57	3.00%	06/25/19	3.25%	12/25/19
Willis Engine Securitization Trust II 2012-A, 5.50% due 09/15/37	8.50%	09/15/20	8.50%	09/15/20

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares/ Face Amount 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund - Institutional Class	$202,861	$9,475	$—	$—	$(9,550)	$202,786	8,167	$9,468	$1
Guggenheim Ultra Short Duration Fund[1]	2,433,392	70,000	—	—	(14,306)	2,489,086	249,908	68,045	1,807
Guggenheim Limited Duration Fund - Institutional Class	2,911,685	70,559	—	—	(20,226)	2,962,018	120,358	70,512	57
Guggenheim Total Return Bond Fund - R6 Class	6,193,398	192,266	(460,000)	8,417	(149,800)	5,784,281	217,372	169,617	22,869
	$11,741,336	$342,300	$(460,000)	$8,417	$(193,882)	$11,438,171		$317,642	$24,734

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $111,561,694)	$110,925,211
Investments in affiliated issuers, at value (cost $11,407,854)	11,438,171
Cash	27,943
Segregated cash with broker	988,691
Unamortized upfront premiums paid on interest rate swap agreements	4,141
Unrealized appreciation on credit default swap agreements	46,330
Unrealized appreciation on forward foreign currency exchange contracts	69,166
Prepaid expenses	9,010
Receivables:
Fund shares sold	281,804
Interest	243,801
Dividends	16,342
Securities sold	5,308
Total assets	124,055,918

Liabilities:
Segregated cash due to broker	10,000
Unamortized upfront premiums received on credit default swap agreements	239,192
Unrealized depreciation on forward foreign currency exchange contracts	207,874
Payable for:
Securities purchased	479,181
Fund shares redeemed	77,065
Distribution and service fees	23,916
Variation margin on futures contracts	16,500
Variation margin on interest rate swap agreements	8,894
Variation margin on credit default swap agreements	8,202
Management fees	7,655
Fund accounting/administration fees	7,653
Transfer agent/maintenance fees	2,651
Trustees’ fees*	917
Due to investment adviser	51
Miscellaneous	115,993
Total liabilities	1,205,744
Commitments and contingent liabilities (Note 15)	—
Net assets	$122,850,174

Net assets consist of:
Paid in capital	$122,108,943
Total distributable earnings (loss)	741,231
Net assets	$122,850,174
Capital shares outstanding	7,748,409
Net asset value per share	$15.85

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$74,664
Dividends from securities of affiliated issuers	317,642
Interest from securities of unaffiliated issuers	3,998,303
Total investment income	4,390,609

Expenses:
Management fees	471,494
Distribution and service fees	302,240
Transfer agent/maintenance fees	25,692
Fund accounting/administration fees	96,718
Printing expenses	84,923
Trustees’ fees*	18,853
Custodian fees	18,116
Line of credit fees	5,827
Interest expense	911
Miscellaneous	92,123
Recoupment of previously waived fees	65
Total expenses	1,116,962
Less:
Expenses reimbursed by Adviser	(177)
Expenses waived by Adviser	(173,785)
Total expenses waived/reimbursed	(173,962)
Net expenses	943,000
Net investment income	3,447,609

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,282,257)
Investments in affiliated issuers	8,417
Distributions received from affiliated investment company shares	24,734
Swap agreements	1,854,329
Foreign currency transactions	13,954
Forward foreign currency exchange contracts	75,263
Net realized gain	694,440
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,287,747)
Investments in affiliated issuers	(193,882)
Swap agreements	(1,071,233)
Futures contracts	(39,035)
Options purchased	(213,640)
Foreign currency translations	315
Forward foreign currency exchange contracts	(155,632)
Net change in unrealized appreciation (depreciation)	(2,960,854)
Net realized and unrealized loss	(2,266,414)
Net increase in net assets resulting from operations	$1,181,195

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,447,609	$4,649,080
Net realized gain on investments	694,440	761,054
Net change in unrealized appreciation (depreciation) on investments	(2,960,854)	2,571,247
Net increase in net assets resulting from operations	1,181,195	7,981,381

Distributions to shareholders	(5,237,160)	(5,311,377)[1]

Capital share transactions:
Proceeds from sale of shares	33,386,285	39,888,049
Distributions reinvested	5,237,160	5,311,377
Cost of shares redeemed	(42,216,553)	(31,412,776)
Net increase (decrease) from capital share transactions	(3,593,108)	13,786,650
Net increase (decrease) in net assets	(7,649,073)	16,456,654

Net assets:
Beginning of year	130,499,247	114,042,593
End of year	$122,850,174	$130,499,247

Capital share activity:
Shares sold	2,086,086	2,439,034
Shares issued from reinvestment of distributions	331,466	331,547
Shares redeemed	(2,625,181)	(1,919,717)
Net increase (decrease) in shares	(207,629)	850,864

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (See Note 13).

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$16.40	$16.05	$15.68	$15.89	$14.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.61	.66	.67	.58
Net gain (loss) on investments (realized and unrealized)	(.29)	.45	.41	(.50)	.61
Total from investment operations	.17	1.06	1.07	.17	1.19
Less distributions from:
Net investment income	(.72)	(.71)	(.70)	(.38)	—
Total distributions	(.72)	(.71)	(.70)	(.38)	—
Net asset value, end of period	$15.85	$16.40	$16.05	$15.68	$15.89

Total Return[b]	1.14%	6.72%	6.83%	1.15%	8.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,850	$130,499	$114,043	$111,974	$127,650
Ratios to average net assets:
Net investment income (loss)	2.85%	3.76%	4.13%	4.19%	3.72%
Total expenses[c]	0.92%	0.99%	1.02%	1.05%	1.05%
Net expenses[d,e,f]	0.78%	0.81%	0.83%	0.83%	0.85%
Portfolio turnover rate	30%	76%	88%	85%	62%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from net expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the years would be:

12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
0.77%	0.77%	0.78%	0.78%	0.79%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/18	12/31/17	12/31/16
0.00%*	—	—

*	Less than 0.01%.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

To Our Shareholders:

The Series F (Floating Rate Strategies Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and Series performance for the fiscal year ended December 31, 2018.

For the year ended December 31, 2018, Series F (Floating Rate Strategies Series) returned -0.84%, compared with 1.14% for its benchmark, the Credit Suisse Leveraged Loan Index.

Through the first three quarters of 2018, the leveraged loan market benefitted from strong fundamentals and a favorable technical environment. We saw strong earnings growth and interest coverage that had been steadily improving, thereby pushing leveraged credit risk premiums to near cycle tights. Despite the supply/demand imbalance favoring borrowers and allowing spreads to tighten, rising rates flowing through to floating rate coupons supported loan returns this year relative to other fixed income sectors, particularly during the first three quarters. One-month and three-month LIBOR rose significantly, and the outlook for numerous rate hikes in 2019 attracted inflows to loan mutual funds and ETFs for most of 2018. This, combined with record CLO issuance, provided a strong technical backdrop for leveraged loans.

This dynamic shifted as we entered the fourth quarter. Initially, the bank loan market appeared immune to the credit selloff. Discount margins held inside a tight range of 380–390 basis points for three weeks after high-yield corporate bond spreads started widening, and the loan market had relatively flat returns in the month of October. This immunity was broken beginning in November. Spread widening was initially driven by trade and tariff concerns, impacting vulnerable sectors like technology, autos, and capital goods. It was then exacerbated by a bear market in oil, with West Texas Intermediate oil prices falling from an October 2018 peak of $76 per barrel to end the year around $45 per barrel. Like the 2014 experience, the decline in oil prices caused a sharp repricing of credit risk in the energy sector.

When these economic and geopolitical concerns combined with falling inflation expectations, we saw a drop in the number of market-implied rate hikes for 2019. This resulted in reduced demand for floating-rate assets from retail investors, driving record outflows from bank loan mutual funds and ETFs totaling over $15 billion in the final quarter. These outflows resulted in a technically-driven sell-off of the bank loan market beyond the weaknesses observed above.

Adding fuel to the fire, the second half of 2018 saw no shortage of warnings about excesses in the bank loan market. Concerns about loan growth, valuations, and their lack of covenants were voiced by numerous global financial authorities—not to mention countless newspaper articles and sell-side research commentary reiterating those messages. The avalanche of warnings, which were intended to identify possible problem sectors that could threaten the stability of the financial system, may have itself been a catalyst for the instability.

Through the first three quarters of the year, the lower-quality end of the market performed strongly, with CCC-rated loans returning 8.8%, as low-rated credits were bid up as investors searched for yield with spreads tightening and prices for most credits hovering around par. In the fourth quarter, amidst market volatility and outflows from the leveraged loan asset class, all ratings categories had negative returns, with lower-quality names underperforming. For the year in its entirety, CCC-rated investments still outperformed, returning 4.4%, versus the broader Credit Suisse Leveraged Loan Index returning 1.1%. From an industry perspective, Shipping, Retail, and Land Transportation outperformed, returning 8.5%, 4.0% and 3.6% respectively, while Consumer Durables and Communications underperformed most significantly.

The Fund’s returns were mixed across sectors and cumulatively lagged the benchmark. With only 3.3% of the Fund invested in CCC-rated assets, during the period, relative to the 7.2% in the benchmark, the Fund failed to capitalize on the price rally of many weaker credits in the market that traded up largely on technical tailwinds. Additionally, many of the CCC-rated names in the Fund were downgraded credits that had performance issues that often led to a sell off. While we look to take advantage of pullbacks and identify names with attractive relative value, we still do not believe this is the appropriate time in the cycle to move down in credit quality in search of incremental yield. Benefiting the Fund’s performance was credit selection in the Consumer Cyclical and Technology sectors, as well as an underweight to BB-rated loans which underperformed the broader benchmark.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2018

U.S. economic data has been broadly strong, but there is already evidence that certain sectors are losing steam. Consumers are becoming less positive on purchases of homes, autos, and appliances, citing rising rates as a major reason. Homebuilder sentiment has declined to the lowest reading since 2015, according to the National Association of Home Builders. Growth in nonresidential fixed investment is also slowing, reflecting a combination of higher borrowing costs and tariff uncertainty. With three major pillars of the economy showing signs of weakness, a broad-based slowdown in real U.S. gross domestic product (“GDP”) growth to below 2% year over year by the fourth quarter of 2019 is possible.

Retracing financial conditions back to where they were in early 2018 seems difficult. Several crosscurrents lie ahead, not the least of which include slowing global growth, a fading boost from the U.S. tax cut, ongoing trade dispute between the U.S. and China, a resolution (or lack thereof) to Brexit, a divided Congress that kicked off 2019 with a government shutdown, and an acceleration in global quantitative tightening as the European Central Bank has ended its net purchases of assets. The U.S. Federal Reserve (the “Fed”) pause may support tighter credit spreads early in the year, but with investor confidence having been badly damaged, 2019 may eventually turn unfriendly to borrowers once the Fed resumes hiking interest rates.

The Fund continues to be primarily invested in leveraged loans, which comprise about 90% of gross assets. While we have reduced our Fed rate hike projection in 2019 to two, we continue to prefer loans due to their floating rate coupons and senior secured position in the capital structure. We continue to increase the credit quality of the Fund, investing in companies we feel are best suited to survive a recessionary environment, whenever it may come. We also look to take advantage of any volatility in the markets, investing in higher quality names that have traded down based on technical market factors.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES F (FLOATING RATE STRATEGIES SERIES)

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 24, 2013

Ten Largest Holdings (% of Total Net Assets)
Safe Fleet Holdings LLC, 5.38%	1.4%
ABC Supply Co., Inc., 4.52%	1.2%
Messer Industries USA, Inc.	1.2%
PQ Corp., 5.03%	1.2%
Northstar Financial Services LLC, 6.10%	1.1%
Agiliti	1.1%
BRP, Inc., 4.52%	1.1%
PAREXEL International Corp., 5.27%	1.1%
WMG Acquisition Corp., 4.65%	1.1%
Reece Ltd., 4.81%	1.1%
Top Ten Total	11.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	Since Inception (04/24/13)
Series F (Floating Rate Strategies Series)	(0.84%)	2.82%	2.91%
Credit Suisse Leveraged Loan Index	1.14%	3.32%	3.47%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	2.9%
BB	38.9%
B	48.4%
CCC	0.6%
C	0.0%[3]
D	0.7%
NR2	0.2%
Other Instruments	8.3%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poors (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.
[3]	Value of securities is less than 0.1% of total investments.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Shares	Value

COMMON STOCKS††† - 0.0%

Technology – 0.0%
Aspect Software, Inc.*,1,2	36	$—

Total Common Stocks
(Cost $—)		—

WARRANTS††† - 0.0%
Aspect Software, Inc.*,1,2	28,744	—
Total Warrants
(Cost $—)		—

MONEY MARKET FUND† - 8.3%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares 2.19%[3]	4,877,871	4,877,871
Total Money Market Fund
(Cost $4,877,871)		4,877,871

	Face Amount

SENIOR FLOATING RATE INTERESTS††,4 - 90.1%
Industrial - 18.5%
ABC Supply Co., Inc.
4.52% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.75%) due 10/31/23	$748,096	710,160
Reece Ltd.
4.81% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/02/25	696,500	665,157
Altra Industrial Motion Corp.
4.52% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/01/25	640,299	606,683
DG Investment Intermediate Holdings 2, Inc.
5.52% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 02/03/25	635,931	600,955
TransDigm Group, Inc.
5.02% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/30/25	620,968	584,585
Hillman Group, Inc.
6.80% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	597,000	565,657
Engineered Machinery Holdings, Inc.
6.05% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/19/24	556,958	536,768
Lineage Logistics LLC
5.52% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/27/25	546,623	515,876
ProAmpac PG Borrower LLC
6.05% ((3 Month USD LIBOR + 3.50%) and (1 Month USD LIBOR + 3.50%), Rate Floor: 4.50%) due 11/20/23	524,952	500,017
Charter Nex US, Inc.
5.27% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/16/24	519,358	490,362
GYP Holdings III Corp.
5.27% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/01/25	507,282	476,845
USIC Holding, Inc.
5.77% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/08/23	495,097	469,105
Flex Acquisition Company, Inc.
5.35% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 12/29/23	492,500	463,359
WP CPP Holdings LLC
6.28% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/30/25	478,800	461,444
CHI Overhead Doors, Inc.
5.77% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/29/22	436,985	421,691
BWAY Holding Co.
5.66% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	443,250	415,915
Engility Corp.
5.27% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/14/23	372,585	369,675
CPG International LLC
6.63% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 05/05/24	348,232	333,432
Thermasys Corp.
8.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 1.25%) due 05/03/19	350,000	252,000
12.40% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 11/11/18†††,1	28,447	28,021
American Bath Group LLC
7.05% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 09/30/23	267,509	256,808
VC GB Holdings, Inc.
5.52% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24	270,350	254,129
Hayward Industries, Inc.
6.02% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24	261,559	250,987
Titan Acquisition Ltd. (Husky)
5.52% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	198,500	181,048
KUEHG Corp. (KinderCare)
6.55% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/21/25	182,043	174,420
Arctic Long Carriers
7.02% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/18/23	172,375	166,342
Bioplan USA, Inc.
7.27% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21	174,530	162,894
Total Industrial		10,914,335

Consumer, Non-cyclical - 18.2%
Agiliti
due 10/18/25	700,000	675,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

BRP, Inc.
4.52% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.75%) due 05/23/25	$698,250	$674,391
PAREXEL International Corp.
5.27% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 09/27/24	748,106	674,231
Hostess Brands LLC
4.77% ((3 Month USD LIBOR + 2.25%) and (1 Month USD LIBOR + 2.25%), Rate Floor: 3.00%) due 08/03/22	698,237	663,325
Nomad Foods Lux S.A.R.L
4.71% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/15/24	700,000	661,325
Aspen Dental
5.52% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/30/25	646,999	613,569
JBS USA Lux SA
5.26% ((3 Month USD LIBOR + 2.50%) and (1 Month USD LIBOR + 2.50%), Rate Floor: 3.25%) due 10/30/22	595,455	571,636
Syneos Health, Inc.
4.52% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 08/01/24	583,413	561,902
Sterigenics-Norion Holdings
5.52% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/15/22	552,965	528,540
Hearthside Group Holdings LLC
6.21% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	547,250	523,718
Endo Luxembourg Finance Co.
6.81% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	544,601	514,648
Albertson’s LLC
5.82% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 12/21/22	491,269	470,729
CPI Holdco LLC
6.02% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/21/24	472,596	459,009
PPDI LLC
5.02% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.50%) due 08/18/22	439,747	416,660
Valeant Pharmaceuticals International, Inc.
5.13% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/27/25	370,313	350,641
5.38% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/01/25	46,019	43,859
Dole Food Company, Inc.
5.25% ((1 Month USD LIBOR + 2.75%) and (3 Month USD LIBOR + 2.75%) and Commercial Prime Lending Rate + 1.75%), Rate Floor: 3.75%) due 04/06/24	345,513	334,716
Post Holdings, Inc.
4.51% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/24	297,614	286,206
Springs Window Fashions
6.72% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25	199,000	192,907
10.97% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	100,000	92,000
Diamond (BC) B.V.
5.53% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	297,000	273,240
Sigma Holding BV (Flora Food)
5.40% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/02/25	248,750	234,862
Chobani LLC
6.02% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 10/10/23	242,115	225,017
BCPE Eagle Buyer LLC
6.77% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	197,487	183,663
Immucor, Inc.
7.80% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21	147,750	144,980
Smart & Final Stores LLC
6.02% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 11/15/22	157,900	144,973
Resideo Funding, Inc.
4.49% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/24/25	100,000	96,500
Acadia Healthcare Co., Inc.
5.02% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/16/23	94,690	91,169
CTI Foods Holding Co. LLC
9.85% (3 Month USD LIBOR + 7.25%, Rate Floor: 8.25%) due 06/28/21	80,000	5,866
Total Consumer, Non-cyclical		10,709,782

Technology - 15.4%
Blackhawk Network
5.52% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/15/25	698,250	662,904
MACOM Technology Solutions Holdings, Inc.
4.77% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 05/17/24	696,465	654,677
Micron Technology, Inc.
4.28% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/26/22	390,977	383,158
4.53% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/29/25	271,300	256,604
Neustar, Inc.
6.02% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/08/24	545,854	523,338
TIBCO Software, Inc.
6.01% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/04/20	491,228	483,039
Informatica LLC
5.77% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 08/05/22	494,986	479,518

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

Sabre GLBL, Inc.
4.52% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	$495,000	$478,086
Solera LLC
5.27% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/03/23	477,186	448,856
Peak 10 Holding Corp.
6.31% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/01/24	493,750	447,668
Misys Ltd.
6.30% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	469,273	436,091
Equian LLC
5.76% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 05/20/24	443,992	428,231
Advanced Computer Software
7.14% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 05/31/24	408,032	402,932
LANDesk Group, Inc.
6.60% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 01/20/24	402,961	390,369
Optiv, Inc.
5.77% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/01/24	413,289	381,776
Go Daddy Operating Company LLC
4.77% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 02/15/24	295,178	281,304
Aspect Software, Inc.
13.52% (3 Month USD LIBOR + 11.00%, Rate Floor: 12.00%) due 05/25/20[2]	317,188	263,266
Seattle Spnco
5.02% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 06/21/24	259,347	240,977
Lumentum Holdings, Inc.
5.02% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 12/10/25	250,000	240,625
Greenway Health LLC
6.56% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	198,489	192,534
Cvent, Inc.
6.27% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24	198,999	190,044
EIG Investors Corp.
6.44% ((3 Month USD LIBOR + 3.75%) and (1 Month USD LIBOR + 3.75%), Rate Floor: 4.75%) due 02/09/23	166,692	160,996
Ascend Learning LLC
5.52% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 07/12/24	148,125	139,608
Refinitiv (Financial & Risk Us Holdings, Inc.)
6.27% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/01/25	130,000	123,500
Project Accelerate Parent, LLC
6.64% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 01/02/25	124,063	121,581
Brave Parent Holdings, Inc.
6.52% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	99,749	96,009
MA Financeco LLC
4.77% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 11/19/21	99,250	94,287
Miami Escrow Borrower LLC
5.02% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 06/21/24	38,403	35,683
Total Technology		9,037,661

Consumer, Cyclical - 15.1%
Safe Fleet Holdings LLC
5.38% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/03/25	895,500	851,844
Samsonite IP Holdings S.A.R.L.
4.27% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/25/25	697,747	665,127
Realogy Group LLC
4.71% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 02/08/25	694,737	656,526
Crown Finance US, Inc.
5.02% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/28/25	695,747	656,319
Geo Group, Inc.
4.53% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.75%) due 03/22/24	690,237	641,921
Packers Sanitation Services, Inc.
5.43% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 12/04/24	594,248	573,449
AVSC Holding Corp.
5.89% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 03/03/25	546,074	516,040
American Tire Distributors, Inc.
10.02% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/01/24	522,977	424,484
8.48% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	57,427	53,694
NVA Holdings, Inc
5.27% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 02/03/25	496,505	466,715
Navistar Inc.
5.89% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/06/24	446,625	429,877
IBC Capital Ltd.
6.55% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	398,995	383,534
Mavis Tire Express Services Corp.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	395,195	380,375
Stars Group (Amaya)
6.30% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/10/25	298,500	287,805
EG Finco Ltd.
6.81% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	297,750	286,213

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

Petco Animal Supplies, Inc.
5.78% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/26/23	$352,654	$256,848
IRB Holding Corp.
5.68% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/05/25	250,000	237,875
Truck Hero, Inc.
6.26% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/22/24	198,489	191,625
1-800 Contacts
5.78% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/22/23	194,530	186,652
GVC Holdings plc
5.02% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.50%) due 03/29/24	148,875	144,346
Wyndham Hotels & Resorts, Inc.
4.27% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 05/30/25	149,625	143,640
Life Time Fitness, Inc.
5.46% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 06/10/22	138,945	133,426
Argo Merchants
6.55% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 12/06/24	123,785	118,524
Leslie’s Poolmart, Inc.
6.02% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/16/23	118,725	113,012
Belk, Inc.
7.36% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/12/22	98,056	78,853
CPI Acquisition, Inc.
7.02% (3 Month USD LIBOR + 4.50%, Rate Floor: 6.50%) due 08/17/22	41,839	26,275
Total Consumer, Cyclical		8,904,999

Communications - 9.4%
WMG Acquisition Corp.
4.65% (1 Month USD LIBOR + 2.13%, Rate Floor: 2.13%) due 11/01/23	700,000	672,525
GTT Communications, Inc.
5.27% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25	646,750	607,408
CSC Holdings, LLC
4.71% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25	520,203	492,372
SFR Group S.A.
6.14% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 01/31/26	491,287	454,932
Cengage Learning Acquisitions, Inc.
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	525,182	448,374
McGraw-Hill Global Education Holdings LLC
6.52% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	489,672	440,857
Ziggo Secured Finance BV
4.96% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/15/25	450,000	423,000
Telenet Financing USD LLC
4.71% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/15/26	300,000	284,796
Sprint Communications, Inc.
5.06% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 02/02/24	294,750	279,768
Internet Brands, Inc.
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	252,444	238,875
Virgin Media Bristol LLC
4.96% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/15/26	250,000	236,220
Radiate HoldCo LLC
5.52% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 02/01/24	223,840	210,654
Charter Communications Operating, LLC
4.53% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/30/25	198,000	189,363
Altice US Finance I Corp.
4.75% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/26	200,000	189,000
Market Track LLC
6.87% (2 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	197,500	187,625
Authentic Brands
6.02% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 09/27/24	172,813	164,172
Total Communications		5,519,941

Basic Materials - 7.7%
Messer Industries USA, Inc.
due 09/27/25	750,000	710,003
PQ Corp.
5.03% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/08/25	741,110	700,349
LTI Holdings, Inc.
6.02% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25	698,250	655,775
HB Fuller Co.
4.47% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/20/24	641,738	602,271
GrafTech Finance, Inc.
6.02% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	565,500	534,398
Pregis Holding I Corp.
6.31% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/20/21	484,954	455,856
Vectra Co.
5.77% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/08/25	447,750	423,406

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

Element Solutions, Inc.
due 11/15/25	$250,000	$242,188
PMHC II, Inc. (Prince)
6.16% ((6 Month USD LIBOR + 3.50%) and (1 Month USD LIBOR + 3.50%) and (12 Month USD LIBOR + 3.50%), Rate Floor: 4.50%) due 03/29/25	198,500	180,635
Total Basic Materials		4,504,881

Financial - 4.6%
Northstar Financial Services LLC
6.10% ((2 Month USD LIBOR + 3.50%) and (1 Month USD LIBOR + 3.50%), Rate Floor: 4.25%) due 05/25/25	696,500	676,183
National Financial Partners Corp.
5.52% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/08/24	598,342	564,685
LPL Holdings, Inc.
4.73% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 09/23/24	493,762	474,323
USI, Inc.
5.80% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	355,996	335,081
Aretec Group, Inc.
6.77% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	250,000	242,708
Travelport Finance
5.12% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/17/25	247,321	242,654
Advisor Group, Inc.
6.27% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/15/25	149,625	146,633
Total Financial		2,682,267

Energy - 1.2%
Houston Fuel Oil Terminal Company
5.28% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/26/25	447,750	437,676
Ultra Petroleum, Inc.
6.47% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 04/12/24	328,000	291,510
Total Energy		729,186
Total Senior Floating Rate Interests
(Cost $56,141,427)		53,003,052

CORPORATE BONDS†† - 2.6%
Consumer, Non-cyclical - 1.7%
ADT Security Corp.
6.25% due 10/15/21	500,000	506,875
Tenet Healthcare Corp.
6.00% due 10/01/20	500,000	506,250
Total Consumer, Non-cyclical		1,013,125

Communications - 0.9%
Sprint Communications, Inc.
7.00% due 03/01/20[5]	500,000	512,500
Total Corporate Bonds
(Cost $1,546,690)		1,525,625

Total Investments - 101.0%
(Cost $62,565,988)		$59,406,548
Other Assets & Liabilities, net - (1.0)%		(608,686)
Total Net Assets - 100.0%		$58,797,862

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued securities amounts to $28,021, (cost $28,021) or less than 0.1% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of December 31, 2018.
[4]

Variable rate security. Rate indicated is the rate effective at December 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $512,500 (cost $516,104), or 0.9% of total net assets.

LIBOR — London Interbank Offered Rate
plc — Public Limited Company
USD — United States Dollar

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES F (FLOATING RATE STRATEGIES SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$—	$—	$—	*	$—
Warrants	—	—	—	*	—
Money Market Fund	4,877,871	—	—		4,877,871
Senior Floating Rate Interests	—	52,975,031	28,021		53,003,052
Corporate Bonds	—	1,525,625	—		1,525,625
Total Assets	$4,877,871	$54,500,656	$28,021		$59,406,548

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Unfunded Loan Commitments (Note 8)	$—	$1,982	$—		$1,982

*	Includes securities with a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18		Shares/ Face Amount 12/31/18	Investment Income
Common Stocks
Aspect Software, Inc.*,1	$—	$—	$—	$—	$—	$—	**	36	$—
Warrants
Aspect Software, Inc.*,1	—	—	—	—	—	—	**	28,744	—
Senior Floating Rate Interests
Aspect Software, Inc. 13.52% (3 Month USD LIBOR + 11.00%, Rate Floor: 12.00%) due 05/25/20[2]	314,391	6,301	(8,292)	—	(49,134)	263,266		317,188	43,203
	$314,391	$6,301	$(8,292)	$—	$(49,134)	$263,266			$43,203

*	Non-income producing security.
**	Market value is less than $1.
[1]	Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued and affiliated securities amounts to $0, (cost $0) or 0.0% of total net assets.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $62,248,800)	$59,143,282
Investments in affiliated issuers, at value (cost $317,188)	263,266
Cash	228,007
Prepaid expenses	6,731
Receivables:
Securities sold	968,553
Interest	169,308
Fund shares sold	438
Total assets	60,779,585

Liabilities:
Unfunded loan commitments, at value (Note 8) (proceeds $264)	1,982
Payable for:
Securities purchased	1,852,220
Management fees	22,717
Fund shares redeemed	16,627
Distribution and service fees	12,641
Fund accounting/administration fees	4,045
Transfer agent/maintenance fees	2,218
Trustees’ fees*	905
Due to Investment Adviser	77
Miscellaneous	68,291
Total liabilities	1,981,723
Commitments and contingent liabilities (Note 15)	—
Net assets	$58,797,862

Net assets consist of:
Paid in capital	$60,135,650
Total distributable earnings (loss)	(1,337,788)
Net assets	$58,797,862
Capital shares outstanding	2,323,624
Net asset value per share	$25.30

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Interest from securities of affiliated issuers	$43,203
Interest from securities of unaffiliated issuers	3,289,365
Total investment income	3,332,568

Expenses:
Management fees	431,982
Distribution and service fees	166,147
Transfer agent/maintenance fees	25,430
Fund accounting/administration fees	53,167
Professional fees	42,765
Custodian fees	18,843
Trustees’ fees*	14,586
Line of credit fees	3,108
Miscellaneous	77,215
Recoupment of previously waived fees	2,125
Total expenses	835,368
Less:
Expenses waived by Adviser	(64,413)
Net expenses	770,955
Net investment income	2,561,613

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(461,830)
Net realized loss	(461,830)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,794,709)
Investments in affiliated issuers	(49,134)
Net change in unrealized appreciation (depreciation)	(2,843,843)
Net realized and unrealized loss	(3,305,673)
Net decrease in net assets resulting from operations	$(744,060)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,561,613	$1,816,616
Net realized gain (loss) on investments	(461,830)	70,347
Net change in unrealized appreciation (depreciation) on investments	(2,843,843)	(110,372)
Net increase (decrease) in net assets resulting from operations	(744,060)	1,776,591

Distributions to shareholders	(1,907,470)	(1,683,851)[1]

Capital share transactions:
Proceeds from sale of shares	56,864,387	31,537,727
Distributions reinvested	1,907,470	1,683,851
Cost of shares redeemed	(48,360,750)	(35,521,219)
Net increase (decrease) from capital share transactions	10,411,107	(2,299,641)
Net increase (decrease) in net assets	7,759,577	(2,206,901)

Net assets:
Beginning of year	51,038,285	53,245,186
End of year	$58,797,862	$51,038,285

Capital share activity:
Shares sold	2,158,223	1,198,589
Shares issued from reinvestment of distributions	73,648	65,190
Shares redeemed	(1,851,912)	(1,350,894)
Net increase (decrease) in shares	379,959	(87,115)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (See Note 13).

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$26.26	$26.22	$25.72	$26.24	$25.61
Income (loss) from investment operations:
Net investment income (loss)[a]	1.01	.91	1.05	.97	.95
Net gain (loss) on investments (realized and unrealized)	(1.21)	(.02)	1.09	(.77)	(.32)
Total from investment operations	(.20)	.89	2.14	.20	.63
Less distributions from:
Net investment income	(.76)	(.85)	(1.56)	(.67)	—
Net realized gains	—	—	(.08)	(.05)	—
Total distributions	(.76)	(.85)	(1.64)	(.72)	—
Net asset value, end of period	$25.30	$26.26	$26.22	$25.72	$26.24

Total Return[b]	(0.84%)	3.46%	8.56%	0.73%	2.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,798	$51,038	$53,245	$48,598	$45,837
Ratios to average net assets:
Net investment income (loss)	3.85%	3.44%	4.06%	3.66%	3.65%
Total expenses	1.26%	1.28%	1.22%	1.27%	1.24%
Net expenses[c,d,e]	1.16%	1.18%	1.18%	1.17%	1.16%
Portfolio turnover rate	80%	57%	71%	73%	90%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
1.15%	1.15%	1.15%	1.15%	1.15%

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/18	12/31/17	12/31/16
0.00%*	0.01%	—

*	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

To Our Shareholders:

The Series J (StylePlusTM—Mid Growth Series) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2018.

For the year ended December 31, 2018, Series J (StylePlus—Mid Growth Series) returned -7.10%, compared with the -4.75% return of its benchmark, the Russell Midcap® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the Russell Midcap Growth Index for the year ended December 31, 2018. The fixed income sleeve was the only contributor, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, which held asset-backed securities, investment-grade corporates, and Non-Agency residential mortgage-backed securities, constituted the majority of the Fund’s total return. The actively managed equity sleeve detracted from performance. The passive equity position, maintained through swap agreements and futures contracts, also detracted from performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Consumer Staples and Industrials sectors and most underweight the Financials and Consumer Discretionary sectors.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES J (STYLEPLUS—MID GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 1, 1992

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	35.7%
Guggenheim Strategy Fund III	29.0%
Guggenheim Strategy Fund II	4.8%
Guggenheim Ultra Short Duration Fund	2.3%
Citrix Systems, Inc.	0.3%
Centene Corp.	0.3%
Paychex, Inc.	0.3%
NetApp, Inc.	0.3%
Omnicom Group, Inc.	0.3%
Cheniere Energy, Inc.	0.3%
Top Ten Total	73.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Series J (StylePlus—Mid Growth Series)	(7.10%)	7.29%	13.90%
Russell Midcap Growth Index	(4.75%)	7.42%	15.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 21.7%

Consumer, Non-cyclical - 5.5%
Centene Corp.*	3,699	$426,495
McKesson Corp.	2,885	318,706
Edwards Lifesciences Corp.*	2,029	310,782
Kimberly-Clark Corp.	2,655	302,511
Post Holdings, Inc.*	3,231	287,979
Total System Services, Inc.	3,521	286,222
McCormick & Company, Inc.	1,925	268,037
Western Union Co.	15,336	261,632
Laboratory Corporation of America Holdings*	2,059	260,175
Sysco Corp.	3,839	240,552
FleetCor Technologies, Inc.*	1,286	238,836
CoreLogic, Inc.*	6,362	212,618
Kellogg Co.	3,728	212,533
AmerisourceBergen Corp. — Class A	2,672	198,797
Encompass Health Corp.	2,777	171,341
Herbalife Nutrition Ltd.*	2,897	170,778
Gartner, Inc.*	1,296	165,681
Baxter International, Inc.	2,512	165,340
Square, Inc. — Class A*	2,849	159,800
Align Technology, Inc.*	742	155,397
Sabre Corp.	7,049	152,540
Premier, Inc. — Class A*	3,987	148,915
Cardinal Health, Inc.	3,070	136,922
Performance Food Group Co.*	4,240	136,825
WellCare Health Plans, Inc.*	566	133,627
DaVita, Inc.*	2,589	133,230
US Foods Holding Corp.*	4,076	128,964
Henry Schein, Inc.*	1,522	119,507
Booz Allen Hamilton Holding Corp.	2,459	110,827
Church & Dwight Company, Inc.	1,634	107,452
ResMed, Inc.	940	107,038
Molina Healthcare, Inc.*	892	103,668
Keurig Dr Pepper, Inc.	4,024	103,175
ABIOMED, Inc.*	305	99,137
Brown-Forman Corp. — Class B	2,041	97,111
Hershey Co.	904	96,891
IDEXX Laboratories, Inc.*	488	90,778
PRA Health Sciences, Inc.*	966	88,833
Verisk Analytics, Inc. — Class A*	791	86,251
WEX, Inc.*	607	85,016
Alexion Pharmaceuticals, Inc.*	819	79,738
Avery Dennison Corp.	886	79,589
Bright Horizons Family Solutions, Inc.*	693	77,235
CoStar Group, Inc.*	228	76,914
Cintas Corp.	448	75,260
Total Consumer, Non-cyclical		7,469,655

Technology - 5.0%
Citrix Systems, Inc.	4,240	434,430
Paychex, Inc.	6,153	400,868
NetApp, Inc.	6,436	384,036
Fiserv, Inc.*	4,580	336,584
ServiceNow, Inc.*	1,735	308,917
Lam Research Corp.	2,267	308,697
Fidelity National Information Services, Inc.	2,764	283,448
Analog Devices, Inc.	2,854	244,959
Autodesk, Inc.*	1,826	234,842
Xilinx, Inc.	2,754	234,558
Cognizant Technology Solutions Corp. — Class A	3,684	233,860
Skyworks Solutions, Inc.	3,378	226,394
Cerner Corp.*	4,193	219,881
KLA-Tencor Corp.	2,354	210,660
Zebra Technologies Corp. — Class A*	1,286	204,770
Maxim Integrated Products, Inc.	3,632	184,687
Broadridge Financial Solutions, Inc.	1,708	164,395
CDK Global, Inc.	3,279	156,998
MAXIMUS, Inc.	2,194	142,808
Akamai Technologies, Inc.*	2,336	142,683
Black Knight, Inc.*	3,160	142,390
Workday, Inc. — Class A*	867	138,442
Cadence Design Systems, Inc.*	3,104	134,962
j2 Global, Inc.	1,936	134,320
Splunk, Inc.*	1,108	116,174
ON Semiconductor Corp.*	7,015	115,818
Advanced Micro Devices, Inc.*	5,898	108,877
Microchip Technology, Inc.	1,463	105,219
NCR Corp.*	4,513	104,160
Cypress Semiconductor Corp.	7,638	97,155
Veeva Systems, Inc. — Class A*	1,060	94,679
Take-Two Interactive Software, Inc.*	867	89,249
MKS Instruments, Inc.	1,328	85,802
Teradyne, Inc.	2,628	82,467
First Data Corp. — Class A*	4,858	82,149
NXP Semiconductor N.V.	1,073	78,629
Cirrus Logic, Inc.*	2,362	78,371
Applied Materials, Inc.	1,880	61,551
Total Technology		6,908,889

Industrial - 4.7%
Cummins, Inc.	2,608	348,533
Expeditors International of Washington, Inc.	5,038	343,038
CH Robinson Worldwide, Inc.	4,058	341,237
Ingersoll-Rand plc	3,294	300,512
Old Dominion Freight Line, Inc.	2,429	299,957
Parker-Hannifin Corp.	2,000	298,280
Rockwell Automation, Inc.	1,949	293,285
J.B. Hunt Transport Services, Inc.	3,148	292,890
Amphenol Corp. — Class A	3,524	285,514
Textron, Inc.	6,190	284,678
Masco Corp.	9,710	283,920
XPO Logistics, Inc.*	4,381	249,892
Landstar System, Inc.	2,605	249,220
Genesee & Wyoming, Inc. — Class A*	2,984	220,876
Harris Corp.	1,441	194,030
Huntington Ingalls Industries, Inc.	971	184,791
Xylem, Inc.	2,591	172,872
Waters Corp.*	877	165,446

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

Spirit AeroSystems Holdings, Inc. — Class A	2,268	$163,500
Roper Technologies, Inc.	526	140,190
FLIR Systems, Inc.	3,100	134,974
Barnes Group, Inc.	2,493	133,675
Schneider National, Inc. — Class B	5,889	109,948
Sensata Technologies Holding plc*	2,343	105,060
Rexnord Corp.*	4,550	104,422
Fortive Corp.	1,486	100,543
EnerSys	1,195	92,744
Martin Marietta Materials, Inc.	516	88,685
Packaging Corporation of America	1,020	85,129
EMCOR Group, Inc.	1,421	84,819
Crown Holdings, Inc.*	1,971	81,935
Coherent, Inc.*	724	76,534
Vulcan Materials Co.	762	75,286
Gentex Corp.	3,581	72,372
Total Industrial		6,458,787

Consumer, Cyclical - 2.6%
Allison Transmission Holdings, Inc.	6,625	290,904
AutoZone, Inc.*	346	290,066
HD Supply Holdings, Inc.*	7,029	263,728
Delta Air Lines, Inc.	4,078	203,492
Southwest Airlines Co.	4,298	199,771
Dollar General Corp.	1,783	192,707
WW Grainger, Inc.	598	168,851
Aptiv plc	2,307	142,042
PulteGroup, Inc.	5,132	133,381
Toll Brothers, Inc.	3,487	114,827
Wyndham Destinations, Inc.	3,127	112,072
Best Buy Company, Inc.	2,093	110,845
Ross Stores, Inc.	1,266	105,331
DR Horton, Inc.	2,919	101,172
Lear Corp.	788	96,814
O’Reilly Automotive, Inc.*	278	95,724
Burlington Stores, Inc.*	586	95,324
Copart, Inc.*	1,930	92,215
Wynn Resorts Ltd.	921	91,096
Chipotle Mexican Grill, Inc. — Class A*	207	89,380
Live Nation Entertainment, Inc.*	1,799	88,601
VF Corp.	1,166	83,183
KAR Auction Services, Inc.	1,705	81,363
Nordstrom, Inc.	1,662	77,466
Lions Gate Entertainment Corp. — Class A	4,755	76,555
Visteon Corp.*	1,236	74,506
Dunkin’ Brands Group, Inc.	1,142	73,225
Darden Restaurants, Inc.	730	72,898
Total Consumer, Cyclical		3,617,539

Communications - 2.5%
Omnicom Group, Inc.	5,194	380,409
CDW Corp.	3,572	289,511
F5 Networks, Inc.*	1,700	275,451
InterDigital, Inc.	3,377	224,334
Palo Alto Networks, Inc.*	1,169	220,181
Motorola Solutions, Inc.	1,885	216,850
GoDaddy, Inc. — Class A*	3,197	209,787
Twitter, Inc.*	7,010	201,467
AMC Networks, Inc. — Class A*	3,462	189,994
VeriSign, Inc.*	1,253	185,807
Expedia Group, Inc.	1,384	155,908
eBay, Inc.*	4,198	117,838
IAC/InterActiveCorp*	528	96,645
Arista Networks, Inc.*	457	96,290
LogMeIn, Inc.	1,106	90,217
Sirius XM Holdings, Inc.	15,513	88,579
Interpublic Group of Companies, Inc.	4,100	84,583
Sinclair Broadcast Group, Inc. — Class A	3,196	84,183
TripAdvisor, Inc.*	1,551	83,661
New York Times Co. — Class A	3,699	82,451
GrubHub, Inc.*	899	69,052
Total Communications		3,443,198

Energy - 0.9%
Cheniere Energy, Inc.*	6,179	365,735
ONEOK, Inc.	6,245	336,918
Delek US Holdings, Inc.	5,603	182,153
Anadarko Petroleum Corp.	3,644	159,753
CVR Energy, Inc.	4,288	147,850
Total Energy		1,192,409

Basic Materials - 0.4%
International Paper Co.	2,900	117,044
Westlake Chemical Corp.	1,367	90,455
Chemours Co.	3,151	88,921
FMC Corp.	1,185	87,643
Celanese Corp. — Class A	957	86,101
Total Basic Materials		470,164

Financial - 0.1%
Alliance Data Systems Corp.	1,139	170,941

Total Common Stocks
(Cost $33,337,388)		29,731,582

MUTUAL FUNDS† - 71.8%
Guggenheim Variable Insurance Strategy Fund III[1]	1,977,342	48,939,224
Guggenheim Strategy Fund III[1]	1,605,186	39,792,573
Guggenheim Strategy Fund II1	265,465	6,588,834
Guggenheim Ultra Short Duration Fund[1,2]	317,974	3,167,024
Total Mutual Funds
(Cost $99,243,824)		98,487,655

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

MONEY MARKET FUND† - 5.4%
Dreyfus Treasury Securities Cash Management – Institutional Shares 2.20%[3]	7,463,198	$7,463,198
Total Money Market Fund
(Cost $7,463,198)		7,463,198
Total Investments – 98.9%
(Cost $140,044,410)		$135,682,435
Other Assets & Liabilities, net - 1.1%		1,433,747
Total Net Assets - 100.0%		$137,116,182

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	1	Mar 2019	$125,475	$(1,406)
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2019	126,905	(2,750)
S&P MidCap 400 Index Mini Futures Contracts	3	Mar 2019	499,080	(10,001)
			$751,460	$(14,157)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A	Russell MidCap Growth Index	2.54%	At Maturity	01/02/19	117,693	$107,710,739	$(12,553,500)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	Rate indicated is the 7-day yield as of December 31, 2018.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES J (STYLEPLUS—MID GROWTH SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$29,731,582	$—	$—	$29,731,582
Mutual Funds	98,487,655	—	—	98,487,655
Money Market Fund	7,463,198	—	—	7,463,198
Total Assets	$135,682,435	$—	$—	$135,682,435

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$14,157	$—	$—	$14,157
Equity Index Swap Agreements**	—	12,553,500	—	12,553,500
Total Liabilities	$14,157	$12,553,500	$—	$12,567,657

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES J (STYLEPLUS—MID GROWTH SERIES)

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$26,707,218	$6,645,551	$(26,669,562)	$77,255	$(171,628)	$6,588,834	265,465	$610,370	$5,758
Guggenheim Strategy Fund III	48,500,456	1,422,812	(9,717,596)	14,073	(427,172)	39,792,573	1,605,186	1,418,073	1,666
Guggenheim Ultra Short Duration Fund[1]	17,247,482	26,532,506	(40,577,715)	13,262	(48,511)	3,167,024	317,974	229,215	4,840
Guggenheim Variable Insurance Strategy Fund III	50,752,162	6,784,874	(7,879,951)	25,306	(743,167)	48,939,224	1,977,342	1,842,800	23,509
	$143,207,318	$41,385,743	$(84,844,824)	$129,896	$(1,390,478)	$98,487,655		$4,100,458	$35,773

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $40,800,586)	$37,194,780
Investments in affiliated issuers, at value (cost $99,243,824)	98,487,655
Cash	51,746
Segregated cash with broker	14,968,200
Prepaid expenses	8,304
Receivables:
Dividends	217,395
Fund shares sold	10,092
Interest	9,382
Variation margin on futures contracts	7,525
Total assets	150,955,079

Liabilities:
Unrealized depreciation on swap agreements	12,553,500
Payable for:
Swap settlement	884,739
Securities purchased	206,281
Fund shares redeemed	56,884
Distribution and service fees	28,131
Management fees	19,600
Fund accounting/administration fees	9,002
Transfer agent/maintenance fees	2,518
Trustees’ fees*	985
Miscellaneous	77,257
Total liabilities	13,838,897
Commitments and contingent liabilities (Note 15)	—
Net assets	$137,116,182

Net assets consist of:
Paid in capital	$138,935,040
Total distributable earnings (loss)	(1,818,858)
Net assets	$137,116,182
Capital shares outstanding	2,812,399
Net asset value per share	$48.75

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $430)	$441,009
Dividends from securities of affiliated issuers	4,100,458
Interest	96,926
Total investment income	4,638,393

Expenses:
Management fees	1,311,732
Distribution and service fees	437,244
Transfer agent/maintenance fees	25,790
Fund accounting/administration fees	139,920
Interest expense	118,637
Trustees’ fees*	20,662
Custodian fees	19,672
Line of credit fees	6,752
Miscellaneous	155,321
Total expenses	2,235,730
Less:
Expenses reimbursed by Adviser	(1,640)
Expenses waived by Adviser	(470,889)
Total expenses waived/reimbursed	(472,529)
Net expenses	1,763,201
Net investment income	2,875,192

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,877,110
Investments in affiliated issuers	129,896
Distributions received from affiliated investment company shares	35,773
Swap agreements	15,075,837
Futures contracts	(267,848)
Net realized gain	17,850,768
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(6,282,705)
Investments in affiliated issuers	(1,390,478)
Swap agreements	(20,884,762)
Futures contracts	(21,530)
Net change in unrealized appreciation (depreciation)	(28,579,475)
Net realized and unrealized loss	(10,728,707)
Net decrease in net assets resulting from operations	$(7,853,515)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,875,192	$2,211,533
Net realized gain on investments	17,850,768	25,960,711
Net change in unrealized appreciation (depreciation) on investments	(28,579,475)	10,897,324
Net increase (decrease) in net assets resulting from operations	(7,853,515)	39,069,568

Distributions to shareholders	(21,135,811)	(1,631,486)[1]

Capital share transactions:
Proceeds from sale of shares	5,267,526	7,756,999
Distributions reinvested	21,135,811	1,631,486
Cost of shares redeemed	(48,194,906)	(25,743,335)
Net decrease from capital share transactions	(21,791,569)	(16,354,850)
Net increase (decrease) in net assets	(50,780,895)	21,083,232

Net assets:
Beginning of year	187,897,077	166,813,845
End of year	$137,116,182	$187,897,077

Capital share activity:
Shares sold	87,944	144,774
Shares issued from reinvestment of distributions	371,390	30,146
Shares redeemed	(787,947)	(478,624)
Net decrease in shares	(328,613)	(303,704)

[1]	For the year ended December 31, 2017, the distributions to shareholders were all from net investment income (see Note 13).

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SERIES J (STYLEPLUS—MID GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$59.82	$48.43	$45.15	$49.12	$43.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.97	.67	.52	.31	.49
Net gain (loss) on investments (realized and unrealized)	(4.08)	11.22	3.37	(.10)	5.18
Total from investment operations	(3.11)	11.89	3.89	.21	5.67
Less distributions from:
Net investment income	(.83)	(.50)	(.33)	(.56)	—
Net realized gains	(7.13)	—	(.28)	(3.62)	—
Total distributions	(7.96)	(.50)	(.61)	(4.18)	—
Net asset value, end of period	$48.75	$59.82	$48.43	$45.15	$49.12

Total Return[b]	(7.10%)	24.67%	8.65%	(0.08%)	13.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137,116	$187,897	$166,814	$148,009	$163,066
Ratios to average net assets:
Net investment income (loss)	1.64%	1.25%	1.14%	0.63%	1.06%
Total expenses[c]	1.28%	1.14%	0.95%	0.97%	0.98%
Net expenses[d,e]	1.01%	0.94%	0.95%	0.97%	0.96%
Portfolio turnover rate	66%	49%	57%	70%	100%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the expense ratios for the years would be:

12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
0.94%	0.92%	0.95%	0.97%	0.96%

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

To Our Shareholders:

The Series N (Managed Asset Allocation Series) (the "Fund") is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Portfolio Manager; Ryan Harder, CFA, Portfolio Manager; and Matthew Wu, Ph.D., CFA, Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2018.

For the year ended December 31, 2018, Series N (Managed Asset Allocation Series) returned -5.73%, underperforming its weighted benchmark that is 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index, which returned -2.36%. The S&P 500 Index returned -4.38% over the year and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%.

2018 was the ninth year of the recent boom. While worrying how long the market run would continue, investors became concerned about three major global themes: a slowing global economy, tightening Fed policy, and a trade uncertainty between the U.S. and China. The negative sentiment led analysts to trim their profit estimates and drove the market to a sharp fall as year-end approached.

Few asset classes ended with positive returns in 2018. The short-term U.S. Treasury bill was the leading performer, a rare occurrence.

In the period, all holdings in the Fund delivered losses, with EAFE futures, S&P Mid Cap Index futures, and Russell 2000 Index futures having the biggest losses. Our active strategies made some gains, but they were not enough to cover the expenses.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE: Seeks to provide growth of capital and, secondarily, preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
iShares Core U.S. Aggregate Bond ETF	15.8%
Vanguard S&P 500 ETF	15.7%
SPDR S&P 500 ETF Trust	15.3%
Guggenheim Variable Insurance Strategy Fund III	14.2%
Guggenheim Strategy Fund III	12.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	7.9%
iShares Core S&P Mid-Capital ETF	4.7%
Guggenheim Strategy Fund II	4.2%
iShares MSCI EAFE ETF	3.4%
Guggenheim Ultra Short Duration Fund	2.3%
Top Ten Total	95.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	(5.73%)	4.47%	8.46%
Blended Index**	(2.36%)	6.23%	9.42%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Bloomberg Barclays U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	The Blended Index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value

EXCHANGE-TRADED FUNDS† - 62.8%
iShares Core U.S. Aggregate Bond ETF	63,161	$6,726,015
Vanguard S&P 500 ETF	29,195	6,709,303
SPDR S&P 500 ETF Trust	26,129	6,530,159
iShares iBoxx $ Investment Grade Corporate Bond ETF	29,849	3,367,564
iShares Core S&P Mid-Capital ETF	11,910	1,977,775
iShares MSCI EAFE ETF	24,928	1,465,268
iShares Core S&P 500 ETF	2	503
Total Exchange-Traded Funds
(Cost $20,452,339)		26,776,587

MUTUAL FUNDS† - 32.9%
Guggenheim Variable Insurance Strategy Fund III[1]	245,315	6,071,540
Guggenheim Strategy Fund III[1]	209,113	5,183,918
Guggenheim Strategy Fund II1	71,446	1,773,302
Guggenheim Ultra Short Duration Fund[1,5]	100,208	998,067
Total Mutual Funds
(Cost $14,118,479)		14,026,827

MONEY MARKET FUND† - 0.9%
Dreyfus Treasury Securities Cash Management — Institutional Shares 2.20%[2]	401,817	401,817
Total Money Market Fund
(Cost $401,817)		401,817

	Face Amount

U.S. TREASURY BILLS†† - 1.4%
U.S. Treasury Bills
2.21% due 01/08/19[3,4]	$581,000	580,783
Total U.S. Treasury Bills
(Cost $580,742)		580,783

Total Investments - 98.0%
(Cost $35,553,377)		$41,786,014
Other Assets & Liabilities, net - 2.0%		849,685
Total Net Assets - 100.0%		$42,635,699

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)*
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	52	Mar 2019	$6,346,438	$147,545
U.S. Treasury 2 Year Note Futures Contracts	18	Mar 2019	3,820,781	25,097
			$10,167,219	$172,642
Equity Futures Contracts Purchased†
SPI 200 Index Futures Contracts††	2	Mar 2019	$196,173	$1,069
FTSE 100 Index Futures Contracts††	2	Mar 2019	170,363	(574)
S&P/TSX 60 IX Index Futures Contracts††	1	Mar 2019	125,357	(1,351)
CAC 40 10 Euro Index Futures Contracts††	3	Jan 2019	162,820	(1,514)
S&P MidCap 400 Index Mini Futures Contracts	2	Mar 2019	332,720	(8,058)
S&P 500 Index Mini Futures Contracts	17	Mar 2019	2,133,075	(69,707)
MSCI EAFE Index Mini Futures Contracts	60	Mar 2019	5,152,800	(77,027)
Russell 2000 Index Mini Futures Contracts	26	Mar 2019	1,754,480	(113,051)
			$10,027,788	$(270,213)
Equity Futures Contracts Sold Short†
DAX Index Futures Contracts††	1	Mar 2019	$305,203	$4,002
Hang Seng Index Futures Contracts††	2	Jan 2019	325,823	2,931
Nikkei 225 (CME) Index Futures Contracts	1	Mar 2019	99,275	(203)
			$730,301	$6,730
Currency Futures Contracts Sold Short†
Japanese Yen Futures Contracts	1	Mar 2019	$114,713	$4

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES N (MANAGED ASSET ALLOCATION SERIES)

*	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2018.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$26,776,587	$—	$—	$26,776,587
Mutual Funds	14,026,827	—	—	14,026,827
Money Market Fund	401,817	—	—	401,817
U.S. Treasury Bills	—	580,783	—	580,783
Interest Rate Futures Contracts*	172,642	—	—	172,642
Equity Futures Contracts*	—	8,002	—	8,002
Currency Futures Contracts*	4	—	—	4
Total Assets	$41,377,877	$588,785	$—	$41,966,662

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts*	$268,046	$3,439	$—	$271,485

*	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES N (MANAGED ASSET ALLOCATION SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$1,734,496	$52,305	$—	$—	$(13,499)	$1,773,302	71,446	$51,224	$949
Guggenheim Strategy Fund III	3,884,546	1,347,711	—	—	(48,339)	5,183,918	209,113	146,999	194
Guggenheim Ultra Short Duration Fund[1]	975,735	28,068	—	—	(5,736)	998,067	100,208	27,285	725
Guggenheim Variable Insurance Strategy Fund III	8,705,430	260,226	(2,800,000)	7,850	(101,966)	6,071,540	245,315	257,468	3,066
	$15,300,207	$1,688,310	$(2,800,000)	$7,850	$(169,540)	$14,026,827		$482,976	$4,934

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $21,434,898)	$27,759,187
Investments in affiliated issuers, at value (cost $14,118,479)	14,026,827
Foreign currency, at value (cost $8,085)	8,088
Cash	35,078
Prepaid expenses	5,164
Receivables:
Securities sold	850,499
Dividends	63,620
Variation margin on futures contracts	62,491
Interest	729
Fund shares sold	198
Total assets	42,811,881

Liabilities:
Payable for:
Fund shares redeemed	70,566
Securities purchased	27,309
Professional fees	24,289
Management fees	13,613
Printing fees	13,585
Distribution and service fees	8,628
Fund accounting/administration fees	2,760
Transfer agent/maintenance fees	2,485
Trustees’ fees*	1,037
Miscellaneous	11,910
Total liabilities	176,182
Commitments and contingent liabilities (Note 15)	—
Net assets	$42,635,699

Net assets consist of:
Paid in capital	$35,329,677
Total distributable earnings (loss)	7,306,022
Net assets	$42,635,699
Capital shares outstanding	1,559,352
Net asset value per share	$27.34

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$731,451
Dividends from securities of affiliated issuers	482,976
Interest	17,843
Total investment income	1,232,270

Expenses:
Management fees	195,547
Distribution and service fees	122,217
Fund accounting/administration fees	39,110
Transfer agent/maintenance fees	25,470
Printing expenses	37,721
Professional fees	30,039
Trustees’ fees*	14,208
Custodian fees	2,583
Line of credit fees	1,401
Miscellaneous	17,188
Total expenses	485,484
Less:
Expenses waived by Adviser	(191)
Net expenses	485,293
Net investment income	746,977

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,204,009
Investments in affiliated issuers	7,850
Distributions received from affiliated investment company shares	4,934
Futures contracts	(1,098,987)
Foreign currency transactions	(816)
Net realized gain	1,116,990
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,093,992)
Investments in affiliated issuers	(169,540)
Futures contracts	(200,038)
Foreign currency translations	25
Net change in unrealized appreciation (depreciation)	(4,463,545)
Net realized and unrealized loss	(3,346,555)
Net decrease in net assets resulting from operations	$(2,599,578)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$746,977	$671,191
Net realized gain on investments	1,116,990	3,715,662
Net change in unrealized appreciation (depreciation) on investments	(4,463,545)	2,587,455
Net increase (decrease) in net assets resulting from operations	(2,599,578)	6,974,308

Distributions to shareholders	(4,136,596)	(1,863,835)[1]

Capital share transactions:
Proceeds from sale of shares	3,247,235	2,133,618
Distributions reinvested	4,136,596	1,863,835
Cost of shares redeemed	(9,092,113)	(10,867,437)
Net decrease from capital share transactions	(1,708,282)	(6,869,984)
Net decrease in net assets	(8,444,456)	(1,759,511)

Net assets:
Beginning of year	51,080,155	52,839,666
End of year	$42,635,699	$51,080,155

Capital share activity:
Shares sold	103,799	69,813
Shares issued from reinvestment of distributions	140,034	62,107
Shares redeemed	(297,082)	(357,732)
Net decrease in shares	(53,249)	(225,812)

[1]	For the year ended December 31, 2017, the distributions from net investment income and net realized gains were as follows (See Note 13):

Net investment income	$(765,756)
Net realized gains	$(1,098,079)

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$31.68	$28.74	$27.43	$27.67	$25.93
Income (loss) from investment operations:
Net investment income (loss)[a]	.47	.39	.40	.32	.23
Net gain (loss) on investments (realized and unrealized)	(2.08)	3.68	1.78	(.28)	1.51
Total from investment operations	(1.61)	4.07	2.18	.04	1.74
Less distributions from:
Net investment income	(.44)	(.46)	(.33)	(.28)	—
Net realized gains	(2.29)	(.67)	(.54)	—	—
Total distributions	(2.73)	(1.13)	(.87)	(.28)	—
Net asset value, end of period	$27.34	$31.68	$28.74	$27.43	$27.67

Total Return[b]	(5.73%)	14.39%	8.01%	0.11%	6.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,636	$51,080	$52,840	$52,629	$60,319
Ratios to average net assets:
Net investment income (loss)	1.53%	1.29%	1.42%	1.14%	0.87%
Total expenses[c]	0.99%	0.98%	0.92%	0.94%	0.93%
Net expenses[d]	0.99%	0.98%	0.92%	0.94%	0.93%
Portfolio turnover rate	4%	1%	6%	3%	14%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

To Our Shareholders:

The Series O (All Cap Value Series) (the "Fund") is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2018.

For the year ended December 31, 2018, Series O (All Cap Value Series) returned -10.62%, compared with the Russell 3000® Value Index, which returned -8.58%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the year’s negative performance came in the fourth quarter, whose volatile and unfavorable results were driven predominantly by macro factors, as fears of a tighter Federal Reserve and continuing caution being communicated by corporate America created an environment where traders and investors decided precipitously to position themselves defensively. As a result, the usual biases in the market manifested themselves, in that larger cap stocks, growth stocks and defensive sectors outperformed.

Stock selection was the most significant factor behind the Fund’s showing relative to the benchmark.

The largest positive impact was selection in the Utilities sector, which benefits from dividends and stable revenues in a volatile economic environment. Exelon Corp. and OGE Energy were among the strong performers. Although exposure and selection in the Health Care sector detracted from return, a skew to the better-performing large cap index names such as HCA Healthcare, Inc. and Merck & Company, Inc. proved to be the most significant positive items in that sector.

Selection in the Information Technology sector also contributed, where one of the best-performing holdings, CSRA, was acquired by General Dynamics. Another top-performing individual holding for the year was optical component company Ciena Corp.

On the negative side, the largest impact was selection in Materials and Industrials. The Materials sector was pulled down by poor performance from Westrock Co. and Huntsman Corp., while Industrials had Southwest Airlines Co. as a large detractor. Owens Corning Co., a construction industry supplier that reacted to a slowdown in housing. Among Financials sector holdings, exposure and significant weightings in money center banks and some of the larger regional banks were big detractors, such as Citigroup and Bank of America.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics, such as having an overweight in Utilities.

The largest relative sector exposures for the year were an underweight in Communications Services and an overweight in Materials.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2018

Portfolio and Market Outlook

The market volatility late in the year caused sudden changes in the market. The perception of a friendlier environment from the U.S. Federal Reserve and continued hope that trade issues can be relatively quickly and favorably resolved has created an environment where the market is beginning to treat earnings disappointments and reduced outlooks less harshly since these are being viewed as temporary issues. The total return potential for stocks now seems more favorable than it was just a few months ago, and the market appears to have begun the early phase of a calculated rebound that may have some duration in time and level.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	3.2%
Chevron Corp.	2.7%
Berkshire Hathaway, Inc. — Class B	2.3%
Exxon Mobil Corp.	2.1%
Bank of America Corp.	2.0%
Merck & Company, Inc.	1.9%
Cisco Systems, Inc.	1.9%
Pfizer, Inc.	1.8%
Intel Corp.	1.5%
Citigroup, Inc.	1.4%
Top Ten Total	20.8%

“Ten Largest Holdings” excludes any temporary cash investments.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	(10.62%)	5.24%	11.41%
Russell 3000 Value Index	(8.58%)	5.77%	11.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 97.8%

Financial - 28.4%
JPMorgan Chase & Co.	33,517	$3,271,930
Berkshire Hathaway, Inc. — Class B*	11,247	2,296,412
Bank of America Corp.	83,325	2,053,128
Citigroup, Inc.	27,506	1,431,962
Zions Bancorp North America	33,481	1,364,016
Voya Financial, Inc.	23,717	952,000
MetLife, Inc.	21,897	899,091
BB&T Corp.	20,242	876,883
Equity Commonwealth REIT	28,192	846,042
SunTrust Banks, Inc.	15,951	804,568
Welltower, Inc. REIT	11,465	795,786
KeyCorp	52,349	773,718
Allstate Corp.	8,262	682,689
Principal Financial Group, Inc.	15,154	669,352
Alleghany Corp.	966	602,127
Wells Fargo & Co.	13,044	601,068
Huntington Bancshares, Inc.	48,966	583,675
Jefferies Financial Group, Inc.	30,643	531,963
Morgan Stanley	13,028	516,560
Physicians Realty Trust REIT	29,711	476,267
Loews Corp.	10,075	458,614
Willis Towers Watson plc	2,877	436,901
Unum Group	14,170	416,315
Omega Healthcare Investors, Inc. REIT	11,793	414,524
Alexandria Real Estate Equities, Inc. REIT	3,552	409,332
Radian Group, Inc.	24,321	397,892
Wintrust Financial Corp.	5,756	382,716
Sun Communities, Inc. REIT	3,748	381,209
Regions Financial Corp.	25,276	338,193
Umpqua Holdings Corp.	21,084	335,236
Prudential Financial, Inc.	3,601	293,662
Cousins Properties, Inc. REIT	36,967	292,039
Federal Agricultural Mortgage Corp. — Class C	4,553	275,183
National Storage Affiliates Trust REIT	9,797	259,229
IBERIABANK Corp.	3,916	251,721
Pinnacle Financial Partners, Inc.	5,460	251,706
Realogy Holdings Corp.	17,081	250,749
Camden Property Trust REIT	2,443	215,106
Redwood Trust, Inc. REIT	14,098	212,457
Jones Lang LaSalle, Inc.	1,575	199,395
Old Republic International Corp.	9,448	194,345
Hilltop Holdings, Inc.	10,087	179,851
E*TRADE Financial Corp.	4,097	179,776
Prosperity Bancshares, Inc.	2,858	178,053
Old National Bancorp	10,589	163,071
Howard Hughes Corp.*	1,567	152,971
First Horizon National Corp.	11,474	150,998
Total Financial		28,700,481

Consumer, Non-cyclical - 19.7%
Merck & Company, Inc.	24,902	1,902,762
Pfizer, Inc.	41,289	1,802,265
Procter & Gamble Co.	13,024	1,197,166
Johnson & Johnson	8,984	1,159,385
Bunge Ltd.	18,787	1,003,977
Amgen, Inc.	4,252	827,737
HCA Healthcare, Inc.	6,649	827,468
UnitedHealth Group, Inc.	2,638	657,178
CVS Health Corp.	9,374	614,184
Archer-Daniels-Midland Co.	14,304	586,035
Quest Diagnostics, Inc.	6,758	562,739
Tyson Foods, Inc. — Class A	9,842	525,563
United Therapeutics Corp.*	4,738	515,968
Zimmer Biomet Holdings, Inc.	4,740	491,633
Medtronic plc	4,628	420,963
Hormel Foods Corp.	9,574	408,618
Cigna Corp.	2,035	386,454
AmerisourceBergen Corp. — Class A	4,951	368,354
DaVita, Inc.*	6,941	357,184
Biogen, Inc.*	1,184	356,289
Humana, Inc.	1,232	352,943
Euronet Worldwide, Inc.*	3,409	349,013
Premier, Inc. — Class A*	9,167	342,387
Ingredion, Inc.	3,653	333,884
Encompass Health Corp.	5,387	332,378
Emergent BioSolutions, Inc.*	5,533	327,996
Central Garden & Pet Co. — Class A*	10,110	315,938
Alexion Pharmaceuticals, Inc.*	2,550	248,268
Eagle Pharmaceuticals, Inc.*	5,616	226,269
Mylan N.V.*	7,695	210,843
Dentsply Sirona, Inc.	5,633	209,604
Philip Morris International, Inc.	3,118	208,158
Sanderson Farms, Inc.	2,054	203,942
US Foods Holding Corp.*	5,992	189,587
Cambrex Corp.*	4,910	185,402
Hostess Brands, Inc.*	16,594	181,538
SP Plus Corp.*	5,599	165,395
Perrigo Company plc	4,022	155,853
TherapeuticsMD, Inc.*	33,395	127,235
Myriad Genetics, Inc.*	4,308	125,234
Inovio Pharmaceuticals, Inc.*	25,751	103,004
ACCO Brands Corp.	1,948	13,207
Total Consumer, Non-cyclical		19,880,000

Energy - 9.6%
Chevron Corp.	24,806	2,698,645
Exxon Mobil Corp.	30,780	2,098,888
Kinder Morgan, Inc.	85,148	1,309,576
Marathon Oil Corp.	51,739	741,937
Whiting Petroleum Corp.*	29,982	680,292
Range Resources Corp.	70,480	674,494
Hess Corp.	13,092	530,226
ConocoPhillips	6,698	417,620
Antero Resources Corp.*	30,775	288,977
Oasis Petroleum, Inc.*	46,749	258,522
Total Energy		9,699,177

Industrial - 9.1%
Republic Services, Inc. — Class A	12,145	875,533
Carlisle Companies, Inc.	6,371	640,413

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

Owens Corning	12,274	$539,810
FedEx Corp.	3,079	496,735
3M Co.	2,312	440,528
Eaton Corporation plc	6,391	438,806
WestRock Co.	10,875	410,640
Jabil, Inc.	14,430	357,720
Corning, Inc.	11,398	344,333
Jacobs Engineering Group, Inc.	5,660	330,884
Scorpio Tankers, Inc.	177,453	312,317
General Electric Co.	39,208	296,805
Berry Global Group, Inc.*	6,092	289,553
FLIR Systems, Inc.	6,303	274,433
US Concrete, Inc.*	7,774	274,267
Timken Co.	7,048	263,031
Ingersoll-Rand plc	2,841	259,184
Honeywell International, Inc.	1,687	222,886
Graphic Packaging Holding Co.	20,768	220,971
Snap-on, Inc.	1,340	194,689
Huntington Ingalls Industries, Inc.	964	183,459
Hub Group, Inc. — Class A*	4,876	180,754
Plexus Corp.*	3,470	177,248
ITT, Inc.	3,599	173,724
Park Electrochemical Corp.	9,552	172,605
Rexnord Corp.*	7,211	165,493
Knight-Swift Transportation Holdings, Inc.	6,487	162,629
Crane Co.	2,206	159,229
Astec Industries, Inc.	5,033	151,946
Kirby Corp.*	1,659	111,750
Celadon Group, Inc.*	53,605	44,492
Total Industrial		9,166,867

Utilities - 8.4%
Ameren Corp.	21,601	1,409,033
OGE Energy Corp.	35,149	1,377,489
Exelon Corp.	23,741	1,070,719
Public Service Enterprise Group, Inc.	18,280	951,474
Pinnacle West Capital Corp.	10,008	852,682
Edison International	14,749	837,301
Duke Energy Corp.	8,207	708,264
Portland General Electric Co.	9,436	432,641
Southwest Gas Holdings, Inc.	3,787	289,705
AES Corp.	19,012	274,913
American Electric Power Company, Inc.	3,063	228,929
Total Utilities		8,433,150

Consumer, Cyclical - 7.6%
Walmart, Inc.	10,632	990,371
Southwest Airlines Co.	15,677	728,667
PVH Corp.	7,301	678,628
DR Horton, Inc.	14,856	514,909
JetBlue Airways Corp.*	31,602	507,528
LKQ Corp.*	20,944	497,001
Lear Corp.	3,747	460,357
UniFirst Corp.	2,502	357,961
PACCAR, Inc.	5,968	341,012
Carnival Corp.	6,416	316,309
Alaska Air Group, Inc.	4,939	300,538
Acushnet Holdings Corp.	13,323	280,715
WABCO Holdings, Inc.*	2,595	278,547
BorgWarner, Inc.	7,777	270,173
Wyndham Hotels & Resorts, Inc.	5,710	259,063
Caleres, Inc.	8,849	246,268
Macy’s, Inc.	7,047	209,860
Foot Locker, Inc.	3,922	208,650
Dana, Inc.	10,530	143,524
Unifi, Inc.*	3,960	90,446
Total Consumer, Cyclical		7,680,527

Communications - 5.5%
Cisco Systems, Inc.	43,196	1,871,682
Verizon Communications, Inc.	23,544	1,323,644
Symantec Corp.	40,637	767,836
Comcast Corp. — Class A	19,982	680,387
Ciena Corp.*	9,679	328,215
Viavi Solutions, Inc.*	29,156	293,018
Finisar Corp.*	11,983	258,833
Total Communications		5,523,615

Basic Materials - 5.0%
Reliance Steel & Aluminum Co.	13,408	954,247
Huntsman Corp.	45,783	883,154
Nucor Corp.	15,903	823,935
Alcoa Corp.*	28,629	760,959
DowDuPont, Inc.	9,817	525,013
Steel Dynamics, Inc.	14,339	430,744
Ashland Global Holdings, Inc.	4,903	347,917
Freeport-McMoRan, Inc.	20,221	208,478
Tahoe Resources, Inc.*	40,146	146,533
Total Basic Materials		5,080,980

Technology - 4.5%
Intel Corp.	32,311	1,516,355
Apple, Inc.	3,512	553,983
Micron Technology, Inc.*	14,762	468,399
Cray, Inc.*	18,853	407,036
Skyworks Solutions, Inc.	5,203	348,705
Evolent Health, Inc. — Class A*	14,610	291,469
Super Micro Computer, Inc.*	19,484	268,879
Oracle Corp.	4,202	189,720
Amdocs Ltd.	3,229	189,155
CSG Systems International, Inc.	5,171	164,283
Maxwell Technologies, Inc.*	45,380	93,937
Total Technology		4,491,921

Total Common Stocks
(Cost $92,972,060)		98,656,718

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

MONEY MARKET FUND† - 2.2%
Dreyfus Treasury Securities Cash Management — Institutional Shares 2.20%[1]	2,235,825	$2,235,825
Total Money Market Fund
(Cost $2,235,825)		2,235,825

Total Investments - 100.0%
(Cost $95,207,885)		$100,892,543
Other Assets & Liabilities, net - 0.0%		23,316
Total Net Assets - 100.0%		$100,915,859

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$98,656,718	$—	$—	$98,656,718
Money Market Fund	2,235,825	—	—	2,235,825
Total Assets	$100,892,543	$—	$—	$100,892,543

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $95,207,885)	$100,892,543
Prepaid expenses	7,037
Receivables:
Dividends	124,205
Securities sold	73,868
Interest	10,133
Fund shares sold	5,610
Total assets	101,113,396

Liabilities:
Payable for:
Fund shares redeemed	69,336
Printing fees	35,221
Management fees	24,662
Distribution and service fees	20,871
Professional fees	20,240
Custodian fees	11,328
Fund accounting/administration fees	6,679
Transfer agent/maintenance fees	2,468
Trustees’ fees*	906
Miscellaneous	5,826
Total liabilities	197,537
Commitments and contingent liabilities (Note 15)	—
Net assets	$100,915,859

Net assets consist of:
Paid in capital	$85,614,036
Total distributable earnings (loss)	15,301,823
Net assets	$100,915,859
Capital shares outstanding	3,443,473
Net asset value per share	$29.31

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends	$2,547,067
Interest	43,101
Total investment income	2,590,168

Expenses:
Management fees	856,692
Distribution and service fees	305,961
Fund accounting/administration fees	97,909
Transfer agent/maintenance fees	25,427
Trustees’ fees*	14,859
Custodian fees	6,563
Line of credit fees	5,135
Miscellaneous	118,841
Total expenses	1,431,387
Less:
Expenses waived by Adviser	(349,269)
Net expenses	1,082,118
Net investment income	1,508,050

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,765,658
Net realized gain	10,765,658
Net change in unrealized appreciation (depreciation) on:
Investments	(24,181,176)
Net change in unrealized appreciation (depreciation)	(24,181,176)
Net realized and unrealized loss	(13,415,518)
Net decrease in net assets resulting from operations	$(11,907,468)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,508,050	$881,214
Net realized gain on investments	10,765,658	11,334,170
Net change in unrealized appreciation (depreciation) on investments	(24,181,176)	5,628,145
Net increase (decrease) in net assets resulting from operations	(11,907,468)	17,843,529

Distributions to shareholders	(10,707,235)	(10,247,003)[1]

Capital share transactions:
Proceeds from sale of shares	7,428,149	9,056,833
Distributions reinvested	10,707,235	10,247,003
Cost of shares redeemed	(27,375,695)	(22,496,351)
Net decrease from capital share transactions	(9,240,311)	(3,192,515)
Net increase (decrease) in net assets	(31,855,014)	4,404,011

Net assets:
Beginning of year	132,770,873	128,366,862
End of year	$100,915,859	$132,770,873

Capital share activity:
Shares sold	215,525	261,539
Shares issued from reinvestment of distributions	318,383	312,504
Shares redeemed	(781,562)	(653,261)
Net decrease in shares	(247,654)	(79,218)

[1]	For the year ended December 31, 2017, the distributions from net investment income and net realized gains were as follows (see Note 13):

Net investment income	$(1,377,356)
Net realized gains	$(8,869,647)

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$35.97	$34.05	$29.30	$35.35	$32.85
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	.24	.45	.43	.31
Net gain (loss) on investments (realized and unrealized)	(3.83)	4.51	6.01	(1.80)	2.19
Total from investment operations	(3.40)	4.75	6.46	(1.37)	2.50
Less distributions from:
Net investment income	(.40)	(.38)	(.48)	(.33)	(—)[b]
Net realized gains	(2.86)	(2.45)	(1.23)	(4.35)	—
Total distributions	(3.26)	(2.83)	(1.71)	(4.68)	(—)[b]
Net asset value, end of period	$29.31	$35.97	$34.05	$29.30	$35.35

Total Return[c]	(10.62%)	14.77%	22.71%	(4.70%)	7.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100,916	$132,771	$128,367	$120,113	$147,317
Ratios to average net assets:
Net investment income (loss)	1.23%	0.69%	1.48%	1.33%	0.92%
Total expenses	1.17%	1.11%	0.90%	0.92%	0.89%
Net expenses[d,e,f]	0.88%	0.89%	0.90%	0.92%	0.89%
Portfolio turnover rate	36%	33%	47%	39%	49%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
0.88%	0.88%	0.90%	0.92%	0.89%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/18	12/31/17	12/31/16
—	0.00%*	—

*	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

To Our Shareholders:

The Series P (High Yield Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended December 31, 2018.

For the year ended December 31, 2018, Series P (High Yield Series) returned -4.16%, compared with -2.08% for its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index.

The start of the year saw positive performance primarily attributable to the tightening of credit spreads, particularly among the portfolio’s investments in high yield corporate bonds and senior bank loans, which together comprise most of the Fund. However, the start of the fourth quarter saw an increase in volatility. This was driven in part by concerns around US-China trade relations, slowing global growth, falling oil prices, a sharp decline in equity markets, and a more hawkish U.S. Federal Reserve (the “Fed”). Overall, annual performance of the high yield market was negative for just the second time since 2008. For the year, top performing sectors were Utilities (+1.3%) and Consumer Non-Cyclical (+0.6%). In terms of quality, B bonds (-1.3%) outperformed BB bonds (-2.4%) and CCC bonds (-3.8%).

Fundamental factors underlying the corporate sector are supportive of high-yield bonds with continued earnings growth expected in 2019. In addition, the trailing 12-month default rate (ICE BofA Merrill Lynch U.S. High Yield Master II Index) continues to trend lower and reached 0.9% at the end of the year. The Fund is positioned conservatively in terms of duration, with higher exposure to short-dated bonds and overweight to floating rate securities (bank loans), which decreases volatility as well as diversifies sources of return.

The Fund invests in non-US dollar denominated assets when the risk-return profile is favorable. Non-US dollar denominated assets comprise less than 2% of the Fund. The Fund entered into currency forward contracts to hedge exchange rate risk. Over the course of the year, the US dollar appreciated versus foreign currencies which resulted in a positive impact on the forward contracts and added to performance. This was offset by depreciation of the foreign currency assets in US dollar terms.

Fund relative underperformance over the period was driven in part by the fund’s investments in the communications sector. The communications sector is one of the largest sectors in the Bloomberg Barclays U.S. Corporate High Yield Index and was pressured due to soft operating results coupled with weak subscriber trends, particularly for publishing and cable issuers. In addition, an overweight to energy credits and a few individual energy issuers contributed to underperformance. The Energy sector weakened towards the end of the period as oil prices as measured by WTI fell from $75/barrel in early October to $51/barrel by the end of November. This was partially offset by strong credit selection in the technology and capital goods sectors and the allocation to bank loans.

GPIM expects factors that have contributed to strong earnings growth and fiscal stimulus from tax cuts in 2019 will turn into headwinds in 2020. With growth set to slow, the prospects for further rate increases have become more uncertain, particularly in light of recent market volatility. As the Fed enters a more data-dependent phase, Guggenheim has changed its view for increases in the fed funds rate in 2019 from four to two. A key element of the change in our forecast is that tighter financial conditions take some pressure off the Fed to raise the fed funds rate. Our expectation for two rate hikes in 2019 is also based on the Fed continuing along its pre-set course for balance sheet runoff. Our work shows that balance sheet runoff equates to at least an extra 25 basis point hike in both 2018 and 2019. Overall, we remain focused on credit selection which we believe will become increasingly important to returns going forward.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES P (HIGH YIELD SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 5, 1996

Ten Largest Holdings (% of Total Net Assets)
LBC Tank Terminals Holding Netherlands BV, 6.88%	2.0%
Vector Group Ltd., 6.13%	1.9%
Eldorado Gold Corp., 6.13%	1.7%
EIG Investors Corp., 10.88%	1.6%
Great Lakes Dredge & Dock Corp., 8.00%	1.6%
American Midstream Partners Limited Partnership / American Midstream Finance Corp., 9.50%	1.6%
Unit Corp., 6.63%	1.6%
MDC Partners, Inc., 6.50%	1.5%
Bausch Health Companies, Inc., 7.00%	1.4%
Fidelity & Guaranty Life Holdings, Inc., 5.50%	1.4%
Top Ten Total	16.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Series P (High Yield Series)	(4.16%)	3.34%	11.23%
Bloomberg Barclays U.S. Corporate High Yield Index	(2.08%)	3.83%	11.12%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
A	0.8%
BBB	6.0%
BB	43.0%
B	35.7%
CCC	9.6%
C	0.1%
D	0.0%[3]
NR2	2.4%
Other Instruments	2.4%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poors (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.
[3]	Value of securities is less than 0.1% of total investments.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES P (HIGH YIELD SERIES)

	Shares	Value

COMMON STOCKS† - 0.9%

Utilities - 0.6%
TexGen Power LLC*,††	7,929	$305,266

Energy - 0.2%
SandRidge Energy, Inc.*	14,330	109,051
Approach Resources, Inc.*	6,367	5,552
Titan Energy LLC*	10,783	3,235
Total Energy		117,838

Communications - 0.0%
Cengage Learning Acquisitions, Inc.*,††	2,107	9,482
Aimia, Inc.*	5	14
Total Communications		9,496

Financial - 0.0%
Jefferies Financial Group, Inc.	247	4,288
Adelphia Recovery Trust*,†††,1	5,270	—
Total Financial		4,288

Consumer, Non-cyclical - 0.0%
Crimson Wine Group Ltd.*	24	188
MEDIQ, Inc.*,†††,1	92	—
Total Consumer, Non-cyclical		188

Consumer, Cyclical - 0.1%
ATD New Holdings, Inc.*,†††,1	3,166	53,822
Delta Air Lines, Inc.	1	50
Chorus Aviation, Inc.	3	12
Total Consumer, Cyclical		53,884

Technology - 0.0%
Aspect Software, Inc.*,†††,1,2	37	—

Total Common Stocks
(Cost $2,437,850)		490,960

PREFERRED STOCKS††† – 0.0%
Industrial - 0.0%
U.S. Shipping Corp. *,1	24,529	—
Total Preferred Stocks
(Cost $625,000)		—

WARRANTS††† - 0.0%
Aspect Software, Inc.[1,2]	1,294	—
Total Warrants
(Cost $—)		—

MONEY MARKET FUND† - 1.4%
Dreyfus Treasury Securities Cash Management - Institutional Shares 2.20%[3]	752,803	752,803
Total Money Market Fund
(Cost $752,803)		752,803

	Face Amount~

CORPORATE BONDS†† - 83.4%
Financial - 18.5%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[4]	455,000	453,862
6.88% due 04/15/22[4]	400,000	389,000
7.25% due 08/15/24[4]	400,000	370,000
7.50% due 04/15/21[4]	250,000	249,375
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[4]	750,000	716,475
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22	700,000	686,000
Quicken Loans, Inc.
5.25% due 01/15/28[4]	650,000	575,250
Lincoln Finance Ltd.
7.38% due 04/15/21[4]	550,000	556,875
Hunt Companies, Inc.
6.25% due 02/15/26[4]	625,000	534,000
LoanCore Capital Markets LLC / JLC Finance Corp.
6.88% due 06/01/20[4]	450,000	450,000
Wilton Re Finance LLC
5.88% due 03/30/33[4,5]	400,000	416,423
Newmark Group, Inc.
6.13% due 11/15/23[4]	400,000	393,873
Greystar Real Estate Partners LLC
5.75% due 12/01/25[4]	375,000	366,562
GEO Group, Inc.
5.88% due 10/15/24	200,000	176,500
6.00% due 04/15/26	200,000	175,500
American Equity Investment Life Holding Co.
5.00% due 06/15/27	350,000	341,234
CoreCivic, Inc.
4.75% due 10/15/27	400,000	331,000
EPR Properties
5.75% due 08/15/22	300,000	314,531
Oxford Finance LLC / Oxford Finance Company-Issuer II, Inc.
6.38% due 12/15/22[4]	300,000	295,500
AmWINS Group, Inc.
7.75% due 07/01/26[4]	300,000	283,500
Kennedy-Wilson, Inc.
5.88% due 04/01/24	302,000	282,370
HUB International Ltd.
7.00% due 05/01/26[4]	275,000	248,188
Goldman Sachs Group, Inc.
5.30% [5,6]	250,000	223,750
USIS Merger Sub, Inc.
6.88% due 05/01/25[4]	225,000	206,572
Assurant, Inc.
7.00% due 03/27/48[5]	200,000	190,000
NFP Corp.
6.88% due 07/15/25[4]	200,000	179,000
Springleaf Finance Corp.
7.13% due 03/15/26	200,000	178,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES P (HIGH YIELD SERIES)

	Face Amount~		Value

CIT Group, Inc.
4.13% due 03/09/21		150,000	$147,750
Total Financial			9,731,590

Communications - 16.3%
Altice France S.A.
7.38% due 05/01/26[4]		750,000	688,125
8.13% due 02/01/27[4]		250,000	235,625
EIG Investors Corp.
10.88% due 02/01/24		800,000	856,000
MDC Partners, Inc.
6.50% due 05/01/24[4]		875,000	796,250
Virgin Media Secured Finance plc
5.00% due 04/15/27	GBP	450,000	542,006
5.25% due 01/15/26[4]		150,000	137,438
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[4]		865,000	674,700
Level 3 Financing, Inc.
5.25% due 03/15/26		250,000	228,750
5.38% due 01/15/24		200,000	190,500
5.38% due 08/15/22		150,000	147,072
5.38% due 05/01/25		100,000	93,750
Cengage Learning, Inc.
9.50% due 06/15/24[4]		925,000	629,000
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13% due 05/01/27[4]		350,000	325,990
5.00% due 02/01/28[4]		275,000	253,000
Sprint Communications, Inc.
7.00% due 03/01/20[4]		550,000	563,750
CSC Holdings LLC
5.25% due 06/01/24		450,000	412,312
5.50% due 04/15/27[4]		150,000	139,500
Inmarsat Finance plc
4.88% due 05/15/22[4]		375,000	353,587
6.50% due 10/01/24[4]		170,000	158,950
DISH DBS Corp.
5.88% due 11/15/24		600,000	483,000
Ziggo BV
5.50% due 01/15/27[4]		300,000	268,500
Anixter, Inc.
6.00% due 12/01/25[4]		200,000	198,500
Ziggo Bond Company BV
5.88% due 01/15/25[4]		200,000	180,500
Total Communications			8,556,805

Energy - 11.8%
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[4]		880,000	827,200
Unit Corp.
6.63% due 05/15/21		900,000	819,000
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25		675,000	648,000
Indigo Natural Resources LLC
6.88% due 02/15/26[4]		750,000	645,000
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[4]		600,000	519,000
PDC Energy, Inc.
5.75% due 05/15/26		200,000	178,000
6.13% due 09/15/24		150,000	138,750
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[4]		350,000	301,000
CNX Resources Corp.
5.88% due 04/15/22		300,000	288,000
Parkland Fuel Corp.
6.00% due 04/01/26[4]		300,000	281,250
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25		275,000	253,000
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
8.00% due 09/20/23		580,000	229,100
Pattern Energy Group, Inc.
5.88% due 02/01/24[4]		175,000	168,875
SRC Energy, Inc.
6.25% due 12/01/25		200,000	166,000
Bruin E&P Partners LLC
8.88% due 08/01/23[4]		175,000	155,750
Trinidad Drilling Ltd.
6.63% due 02/15/25[4]		150,000	151,275
Basic Energy Services, Inc.
10.75% due 10/15/23[4]		175,000	149,625
NuStar Logistics, LP
5.63% due 04/28/27		150,000	139,875
Range Resources Corp.
5.00% due 03/15/23		150,000	132,000
Total Energy			6,190,700

Consumer, Cyclical - 10.4%
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27		400,000	354,000
5.50% due 06/01/24		250,000	232,500
Seminole Hard Rock Entertainment Inc. / Seminole Hard Rock International LLC
5.88% due 05/15/21[4]		550,000	548,625
Williams Scotsman International, Inc.
6.88% due 08/15/23[4]		300,000	288,000
7.88% due 12/15/22[4]		210,000	205,275
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27		375,000	320,625
5.88% due 11/15/26		150,000	128,625
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 01/15/22		500,000	407,500

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value

Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[4]	350,000	$326,375
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	300,000	300,750
HD Supply, Inc.
5.38% due 10/15/26[4]	300,000	291,000
Delphi Technologies plc
5.00% due 10/01/25[4]	340,000	285,600
Titan International, Inc.
6.50% due 11/30/23	300,000	268,500
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4]	275,000	257,125
MGM Resorts International
5.25% due 03/31/20	250,000	250,625
VOC Escrow Ltd.
5.00% due 02/15/28[4]	250,000	230,625
Sabre GLBL, Inc.
5.38% due 04/15/23[4]	200,000	199,000
Party City Holdings, Inc.
6.63% due 08/01/26[4]	176,000	160,160
Wyndham Hotels & Resorts, Inc.
5.38% due 04/15/26[4]	125,000	120,000
Wabash National Corp.
5.50% due 10/01/25[4]	140,000	119,875
Eldorado Resorts, Inc.
6.00% due 09/15/26[4]	100,000	94,500
Allison Transmission, Inc.
4.75% due 10/01/27[4]	100,000	89,000
Total Consumer, Cyclical		5,478,285

Consumer, Non-cyclical - 9.3%
Vector Group Ltd.
6.13% due 02/01/25[4]	1,150,000	977,500
Bausch Health Companies, Inc.
7.00% due 03/15/24[4]	750,000	757,500
6.50% due 03/15/22[4]	150,000	150,750
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[4]	675,000	614,250
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[4]	660,000	564,300
Nathan’s Famous, Inc.
6.63% due 11/01/25[4]	450,000	437,625
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[8]	300,000	285,000
Endo Finance LLC / Endo Finco, Inc.
5.38% due 01/15/23[4]	325,000	247,000
Beverages & More, Inc.
11.50% due 06/15/22[4]	300,000	231,000
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[4]	225,000	182,250
Avanos Medical, Inc.
6.25% due 10/15/22	150,000	148,875
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
5.88% due 10/15/24[4]	150,000	141,750
Tenet Healthcare Corp.
6.00% due 10/01/20	125,000	126,563
Total Consumer, Non-cyclical		4,864,363

Industrial - 7.0%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	841,000	854,666
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[4]	700,000	677,250
Cleaver-Brooks, Inc.
7.88% due 03/01/23[4]	400,000	386,000
Standard Industries, Inc.
4.75% due 01/15/28[4]	400,000	336,000
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22	300,000	313,500
Intertape Polymer Group, Inc.
7.00% due 10/15/26[4]	250,000	246,875
Masonite International Corp.
5.75% due 09/15/26[4]	250,000	235,625
JELD-WEN, Inc.
4.88% due 12/15/27[4]	250,000	211,250
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[4]	175,000	159,250
Resideo Funding, Inc.
6.13% due 11/01/26[4]	150,000	147,750
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[4]	125,000	124,688
Total Industrial		3,692,854

Utilities - 5.3%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[8]	1,175,000	1,045,748
Terraform Global Operating LLC
6.13% due 03/01/26[4]	625,000	581,250
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27	350,000	309,750
Clearway Energy Operating LLC
5.75% due 10/15/25[4]	250,000	238,750
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	250,000	228,750
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[4]	200,000	193,000
DPL, Inc.
7.25% due 10/15/21	150,000	156,732
Total Utilities		2,753,980

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value

Basic Materials - 3.1%
Eldorado Gold Corp.
6.13% due 12/15/20[4]	990,000	$900,900
Yamana Gold, Inc.
4.95% due 07/15/24	300,000	293,475
Alcoa Nederland Holding BV
6.13% due 05/15/28[4]	150,000	143,625
Mirabela Nickel Ltd.
9.50% due 06/24/19[7,8]	390,085	119,951
Valvoline, Inc.
5.50% due 07/15/24	100,000	97,750
Clearwater Paper Corp.
4.50% due 02/01/23	55,000	49,500
Total Basic Materials		1,605,201

Technology - 1.7%
Infor US, Inc.
5.75% due 08/15/20[4]	350,000	351,050
TIBCO Software, Inc.
11.38% due 12/01/21[4]	250,000	261,875
First Data Corp.
5.00% due 01/15/24[4]	100,000	96,250
Ascend Learning LLC
6.88% due 08/01/25[4]	100,000	95,750
Qorvo, Inc.
5.50% due 07/15/26[4]	100,000	95,500
Total Technology		900,425
Total Corporate Bonds
(Cost $47,968,594)		43,774,203

SENIOR FLOATING RATE INTERESTS††,9 - 14.2%
Communications - 3.1%
Cengage Learning Acquisitions, Inc.
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	488,708	417,234
Houghton Mifflin Co.
5.52% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21	373,453	337,508
Resource Label Group LLC
10.90% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23	250,000	247,500
McGraw-Hill Global Education Holdings LLC
6.52% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	246,192	221,649
Imagine Print Solutions LLC
7.28% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	196,500	188,640
GTT Communications, Inc.
5.27% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25	199,000	186,895
Total Communications		1,599,426

Consumer, Non-cyclical - 2.9%
IHC Holding Corp.
9.55% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 04/30/21†††,1	508,464	505,501
Springs Window Fashions
6.72% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25	273,625	265,247
10.97% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	150,000	138,000
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.88% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	198,749	194,526
Hearthside Group Holdings LLC
6.21% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	149,250	142,832
Albertson’s LLC
5.52% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 11/17/25	150,000	141,938
Give and Go Prepared Foods Corp.
7.05% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 07/29/23	128,375	112,328
CTI Foods Holding Co. LLC
9.85% (3 Month USD LIBOR + 7.25%, Rate Floor: 8.25%) due 06/28/21	300,000	21,999
Total Consumer, Non-cyclical		1,522,371

Consumer, Cyclical - 2.3%
Acosta, Inc.
5.99% ((Commercial Prime Lending Rate + 2.25%, Rate Floor: 3.25%) and (1 Month USD LIBOR + 2.25%, Rate Floor: 4.25%)) due 09/26/19	377,778	227,524
5.71% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 09/26/19	222,222	133,838
Blue Nile, Inc.
9.02% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	208,125	206,044
BBB Industries, LLC
6.88% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	159,625	156,033
Prime Security Services Borrower LLC
5.27% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/02/22	149,585	142,255
AVSC Holding Corp.
6.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 03/03/25	149,248	141,040
Belk, Inc.
7.36% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/12/22	144,901	116,525
Mavis Tire Express Services Corp.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	48,476	46,658
American Tire Distributors, Inc.
8.48%(1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	29,221	27,321
10.02%(3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/01/21	19,481	15,812
Total Consumer, Cyclical		1,213,050

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value

Industrial - 2.1%
CPG International LLC
6.63% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 05/05/24	484,660	$464,062
Diversitech Holdings, Inc.
10.30% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	200,000	191,000
Arctic Long Carriers
7.02% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/18/23	197,000	190,105
STS Operating, Inc. (SunSource)
6.77% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	124,372	120,641
YAK MAT (YAK ACCESS LLC)
12.43% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	125,000	98,750
Advanced Integration Technology LP
7.46% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 04/03/23	59,128	58,242
Total Industrial		1,122,800

Basic Materials - 1.6%
Pregis Holding I Corp.
6.31% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/20/21	732,403	688,459
Element Solutions, Inc.
due 11/15/25	150,000	145,313
Total Basic Materials		833,772

Technology - 1.5%
Planview, Inc.
7.77% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1	344,750	344,750
VT Topco, Inc.
6.55% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/01/25	202,143	198,986
Refinitiv (Financial & Risk Us Holdings, Inc.)
6.27% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/01/25	150,000	142,500
Cvent, Inc.
6.27% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24	99,749	95,260
Aspect Software, Inc.
13.71% (3 Month USD LIBOR + 11.00%, Rate Floor: 12.00%) due 05/25/20[2]	14,374	11,930
Total Technology		793,426

Energy - 0.4%
Permian Production Partners
8.51% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24	195,000	189,150

Financial - 0.3%
iStar, Inc.
5.17% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/28/23	149,625	143,266
Total Senior Floating Rate Interests
(Cost $8,199,471)		7,417,261

Total Investments - 99.9%
(Cost $59,983,718)		$52,435,227
Other Assets & Liabilities, net - 0.1%		68,828
Total Net Assets - 100.0%		$52,504,055

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2018	Unrealized Depreciation
Barclays	423,000	GBP	01/14/19	$532,377	$539,575	$(7,198)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES P (HIGH YIELD SERIES)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued securities amounts to $904,073, (cost $2,628,720) or 1.7% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of December 31, 2018.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $28,488,568 (cost $30,965,262), or 54.3% of total net assets.

[5]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[6]	Perpetual maturity.
[7]	Security is in default of interest and/or principal obligations.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,450,699 (cost $1,853,880), or 2.8% of total net assets — See Note 9.

[9]

Variable rate security. Rate indicated is the rate effective at December 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$122,390	$314,748	$53,822		$490,960
Preferred Stocks	—	—	—	*	—
Warrants	—	—	—	*	—
Money Market Fund	752,803	—	—		752,803
Corporate Bonds	—	43,774,203	—		43,774,203
Senior Floating Rate Interests	—	6,567,010	850,251		7,417,261
Total Assets	$875,193	$50,655,961	$904,073		$52,435,227

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Forward Foreign Currency Exchange Contracts**	$—	$7,198	$—		$7,198
Unfunded Loan Commitments (Note 8)	—	265,434	20,951		286,385
Total Liabilities	$—	$272,632	$20,951		$293,583

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES P (HIGH YIELD SERIES)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2018	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Common Stocks	$53,822	Broker Quote	Indicative Bid	—	—
Senior Floating Rate Interests	850,251	Yield Analysis	Yield	7.8%-9.8%	9.0%
Total Assets	$904,073
Liabilities:
Unfunded Loan Commitments	$20,951	Model Price	Purchase Price	—	—

Significant changes in a yield would generally result in significant changes in the fair value of the security.

Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, the Fund had securities with a total value of $361,362 transfer out Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs. For the year December 31, 2018, the Fund had liabilities with a total value of $264,842 transfer out of Level 3 into Level 2 due to availability of market price information.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2018:

	Assets				Liabilities
	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$2,239,189	$228,015	$—	$2,467,204	$(186,495)
Purchases/(Receipts)	412,389	—	—	412,389	(158,718)
(Sales, maturities and paydowns)/Fundings	(1,269,275)	(299)	—	(1,269,574)	163,539
Amortization of discount/premiums	37,021	—	—	37,021	—
Corporate actions	—	188,956	—	188,956	—
Total realized gains or losses included in earnings	14,725	—	—	14,725	290,999
Total change in unrealized appreciation (depreciation) included in earnings	(222,436)	(362,850)	—	(585,286)	(395,118)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(361,362)	—	—	(361,362)	264,842
Ending Balance	$850,251	$53,822	$—	$904,073	$(20,951)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2018	$2,576	$(362,850)	$(25,755)	$(386,029)	$15,084

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES P (HIGH YIELD SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions		Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18		Shares/ Face Amount 12/31/18	Investment Income
Common Stock
Aspect Software, Inc.*,1	$228,015	$—		$(299)	$—	$(227,716)	$—	**	37	$—
Senior Floating Rate Interests
Aspect Software, Inc. 13.71% (3 Month USD LIBOR + 11.00%, Rate Floor: 12.00%) due 05/25/20[2]	14,155	284	(422)		142	(2,229)	11,930		14,374	1,945
Warrants
Aspect Software, Inc.[1]	—	—	—		—	—	—	**	1,294	—
	$242,170	$284		$(721)	$142	$(229,945)	$11,930			$1,945

*	Non-income producing security.
**	Security has a market value of $0.
[1]

Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued and affiliated securities amounts to $0, (cost $922,259) or less than 0.1% of total net assets.

[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $59,047,085)	$52,423,297
Investments in affiliated issuers, at value (cost $936,633)	11,930
Cash	21,782
Prepaid expenses	6,622
Receivables:
Interest	810,388
Securities sold	151,853
Investment Adviser	2,231
Foreign tax reclaims	1,229
Total assets	53,429,332

Liabilities:
Unfunded loan commitments, at value (Note 8) (proceeds $244,090)	286,385
Unrealized depreciation on forward foreign currency exchange contracts	7,198
Payable for:
Securities purchased	498,737
Fund shares redeemed	30,624
Distribution and service fees	10,827
Fund accounting/administration fees	3,465
Management fees	3,301
Transfer agent/maintenance fees	2,427
Trustees’ fees*	1,079
Miscellaneous	81,234
Total liabilities	925,277
Commitments and contingent liabilities (Note 15)	—
Net assets	$52,504,055

Net assets consist of:
Paid in capital	$59,249,038
Total distributable earnings (loss)	(6,744,983)
Net assets	$52,504,055
Capital shares outstanding	1,908,203
Net asset value per share	$27.51

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$88,387
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $2,799)	4,774,481
Interest from securities of affiliated issuers	1,945
Total investment income	4,864,813

Expenses:
Management fees	402,909
Distribution and service fees	167,878
Transfer agent/maintenance fees	25,582
Interest expense	125,373
Printing expenses	59,491
Fund accounting/administration fees	53,721
Custodian fees	24,861
Trustees’ fees*	15,254
Line of credit fees	2,697
Miscellaneous	73,348
Recoupment of previously waived fees	92
Total expenses	951,206
Less:
Expenses reimbursed by Adviser	(3,858)
Expenses waived by Adviser	(101,455)
Total expenses waived/reimbursed	(105,313)
Net expenses	845,893
Net investment income	4,018,920

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,512,592)
Investments in affiliated issuers	142
Foreign currency transactions	22,291
Forward foreign currency exchange contracts	89,806
Net realized loss	(1,400,353)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,923,376)
Investments in affiliated issuers	(229,945)
Foreign currency translations	616
Forward foreign currency exchange contracts	26,131
Net change in unrealized appreciation (depreciation)	(5,126,574)
Net realized and unrealized loss	(6,526,927)
Net decrease in net assets resulting from operations	$(2,508,007)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,018,920	$5,134,441
Net realized gain (loss) on investments	(1,400,353)	1,378,907
Net change in unrealized appreciation (depreciation) on investments	(5,126,574)	(1,192,572)
Net increase (decrease) in net assets resulting from operations	(2,508,007)	5,320,776

Distributions to shareholders	(5,180,373)	(4,444,487)[1]

Capital share transactions:
Proceeds from sale of shares	20,015,580	48,625,417
Distributions reinvested	5,180,373	4,444,487
Cost of shares redeemed	(44,275,141)	(70,434,661)
Net decrease from capital share transactions	(19,079,188)	(17,364,757)
Net decrease in net assets	(26,767,568)	(16,488,468)

Net assets:
Beginning of year	79,271,623	95,760,091
End of year	$52,504,055	$79,271,623

Capital share activity:
Shares sold	657,221	1,555,665
Shares issued from reinvestment of distributions	181,005	145,769
Shares redeemed	(1,476,612)	(2,261,824)
Net decrease in shares	(638,386)	(560,390)

[1]	For the year ended December 31, 2017, the distributions to shareholders were all from net investment income (See Note 13).

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$31.13	$30.82	$28.63	$33.87	$33.02
Income (loss) from investment operations:
Net investment income (loss)[a]	1.79	1.81	1.91	2.17	2.23
Net gain (loss) on investments (realized and unrealized)	(2.99)	.09	2.93	(3.23)	(1.38)
Total from investment operations	(1.20)	1.90	4.84	(1.06)	.85
Less distributions from:
Net investment income	(2.42)	(1.59)	(2.65)	(3.49)	—
Net realized gains	—	—	—	(.69)	—
Total distributions	(2.42)	(1.59)	(2.65)	(4.18)	—
Net asset value, end of period	$27.51	$31.13	$30.82	$28.63	$33.87

Total Return[b]	(4.16%)	6.23%	17.52%	(3.95%)	2.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,504	$79,272	$95,760	$66,908	$79,192
Ratios to average net assets:
Net investment income (loss)	5.98%	5.79%	6.46%	6.69%	6.50%
Total expenses[c]	1.42%	1.40%	1.17%	1.19%	1.09%
Net expenses[d,e,f]	1.26%	1.33%	1.13%	1.15%	1.08%
Portfolio turnover rate	51%	76%	84%	101%	90%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the years would be:

12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
1.07%	1.07%	1.07%	1.07%	0.97%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/18	12/31/17	12/31/16
—*	0.02%	—

*	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

To Our Shareholders:

The Series Q (Small Cap Value Series) is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2018.

For the year ended December 31, 2018, Series Q (Small Cap Value Series) returned -12.66%, compared with the Russell 2000® Value Index, which returned -12.86%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained, volatility, our long-term orientation and discipline are a competitive advantage.

This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

The Fund outperformed the index by 20 basis points. Most of the year’s negative performance came in the fourth quarter, whose volatile and unfavorable results were driven predominantly by macro factors, as fears of a tighter U.S. Federal Reserve (the “Fed”) and continuing caution being communicated by corporate America created an environment where traders and investors decided precipitously to position themselves defensively. As a result, the usual biases in the market manifested themselves, in that larger cap stocks, growth stocks and defensive sectors outperformed.

For the 12-month period, stock selection outweighed allocation decisions in the Fund’s relative performance.

On the positive side, stock selection was beneficial in the Information Technology, Real Estate, and Industrials sectors. The Fund’s Information Technology holdings benefited from a strong gain in Ciena Corp., Infinera Corp. and the overall performance of optical component companies. The Real Estate holdings in the Fund were also strong performers, and it benefited from being underweight REITs relative to the benchmark, a strong gain in Hersha Hospitality Trust, and a lack of exposure to poorly performing office REITS such as Franklin Street Properties Corp. and Government Properties Income Trust.

Stock selection in the Energy sector was another contributor to performance, although the sector’s fortunes were closely tied to the volatility in the price of a barrel of oil over the period, which rose to $75 in October before falling to $45 in December. Delek US Holdings, Inc., a downstream refiner, was a leading individual contributor for the period, based on good earnings. Among large detractors for the period were oil and gas exploration companies Laredo Petroleum and Range Resources Corp.

Also on the negative side, stock selection detracted in the Consumer Discretionary, Financials, and Health Care sectors. The Fund’s holdings in the Discretionary sector were weak compared with the benchmark’s holdings. In that sector, Tenneco, Inc. a manufacturer of original vehicle equipment, was a leading individual detractor for the period. It declined significantly over the period, due partly to concerns about cyclical peak profitability.

Health Care produced another large individual detractor—Lannett Company, Inc., a generic pharmaceutical maker that fell partly in response to an impairment to earnings from aggressive generic pricing competition and the loss of a distribution agreement.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2018

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Real Estate and an overweight in Utilities. While this strategy is balanced relative to the benchmark, it does possess defensive characteristics by virtue of emphasizing relatively larger companies found in the benchmark.

Portfolio and Market Outlook

The market volatility late in the year caused sudden changes in the market. The perception of a friendlier environment from the Fed and continued hope that trade issues can be relatively quickly and favorably resolved has created an environment where the market is beginning to treat earnings disappointments and reduced outlooks less harshly since these are being viewed as temporary issues. The total return potential for stocks now seems more favorable than it was just a few months ago, and the market appears to have begun the early phase of a calculated rebound that may have some duration in time and level.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Equity Commonwealth	1.7%
Black Hills Corp.	1.6%
Cathay General Bancorp	1.6%
Wintrust Financial Corp.	1.6%
Portland General Electric Co.	1.5%
Physicians Realty Trust	1.5%
BancorpSouth Bank	1.4%
Umpqua Holdings Corp.	1.4%
Radian Group, Inc.	1.3%
Trustmark Corp.	1.3%
Top Ten Total	14.9%

“Ten Largest Holdings” excludes any temporary cash investments.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	(12.66%)	1.09%	12.09%
Russell 2000 Value Index	(12.86%)	3.61%	10.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 97.8%

Financial - 37.9%
Equity Commonwealth REIT	39,218	$1,176,932
Cathay General Bancorp	32,715	1,096,934
Wintrust Financial Corp.	16,226	1,078,867
Physicians Realty Trust REIT	62,421	1,000,609
BancorpSouth Bank	37,033	968,043
Umpqua Holdings Corp.	59,098	939,658
Radian Group, Inc.	55,810	913,052
Trustmark Corp.	31,400	892,702
Redwood Trust, Inc. REIT	58,416	880,329
TriCo Bancshares	25,632	866,105
Beneficial Bancorp, Inc.	60,591	865,845
Invesco Mortgage Capital, Inc. REIT	56,325	815,586
Federal Agricultural Mortgage Corp. — Class C	12,962	783,423
Tier REIT, Inc.	36,937	762,010
Investors Bancorp, Inc.	71,084	739,274
Hanmi Financial Corp.	35,569	700,709
National Storage Affiliates Trust REIT	23,887	632,050
Cousins Properties, Inc. REIT	79,230	625,917
Prosperity Bancshares, Inc.	9,450	588,735
Berkshire Hills Bancorp, Inc.	21,325	575,135
Argo Group International Holdings Ltd.	8,469	569,540
RLJ Lodging Trust REIT	33,967	557,059
Old National Bancorp	34,150	525,910
Pinnacle Financial Partners, Inc.	11,399	525,494
IBERIABANK Corp.	7,556	485,700
MB Financial, Inc.	12,038	477,066
Sunstone Hotel Investors, Inc. REIT	35,434	460,996
Hancock Whitney Corp.	13,170	456,340
Lexington Realty Trust REIT	53,590	439,974
Cohen & Steers, Inc.	11,554	396,533
Fulton Financial Corp.	25,266	391,118
Piedmont Office Realty Trust, Inc. — Class A REIT	22,755	387,745
Hilltop Holdings, Inc.	20,057	357,616
Howard Hughes Corp.*	3,584	349,870
CNO Financial Group, Inc.	22,542	335,425
Flagstar Bancorp, Inc.*	12,439	328,390
First Horizon National Corp.	24,099	317,143
Washington Federal, Inc.	11,777	314,564
Stifel Financial Corp.	7,323	303,319
Pebblebrook Hotel Trust REIT	10,099	285,903
MBIA, Inc.*	29,010	258,769
RE/MAX Holdings, Inc. — Class A	8,402	258,362
American National Insurance Co.	1,923	244,682
Total Financial		25,929,433

Industrial - 14.6%
Louisiana-Pacific Corp.	35,517	789,188
Esterline Technologies Corp.*	6,081	738,537
GATX Corp.	9,649	683,246
Scorpio Tankers, Inc.	367,991	647,664
US Concrete, Inc.*	16,242	573,018
ITT, Inc.	11,612	560,511
Trinseo S.A.	12,217	559,294
Valmont Industries, Inc.	4,900	543,655
Graphic Packaging Holding Co.	49,979	531,777
Matson, Inc.	16,525	529,131
Worthington Industries, Inc.	13,316	463,929
Plexus Corp.*	8,116	414,565
Sanmina Corp.*	16,812	404,497
Owens Corning	8,337	366,661
Park Electrochemical Corp.	19,738	356,666
Kirby Corp.*	5,289	356,267
Gibraltar Industries, Inc.*	9,897	352,234
Crane Co.	4,455	321,562
Astec Industries, Inc.	10,008	302,142
KEMET Corp.	15,569	273,080
Oshkosh Corp.	3,965	243,094
Total Industrial		10,010,718

Consumer, Cyclical - 12.0%
Hawaiian Holdings, Inc.	31,086	820,981
UniFirst Corp.	5,230	748,256
Caleres, Inc.	19,913	554,179
Acushnet Holdings Corp.	25,572	538,802
Wyndham Hotels & Resorts, Inc.	11,777	534,323
Tenneco, Inc. — Class A	17,087	468,013
International Speedway Corp. — Class A	10,155	445,398
WABCO Holdings, Inc.*	4,100	440,094
Foot Locker, Inc.	7,649	406,927
La-Z-Boy, Inc.	14,519	402,322
Unifi, Inc.*	16,681	380,994
MDC Holdings, Inc.	12,604	354,299
Methode Electronics, Inc.	14,324	333,606
Wabash National Corp.	25,239	330,126
Century Communities, Inc.*	18,859	325,506
PC Connection, Inc.	10,745	319,449
Dana, Inc.	22,907	312,222
Asbury Automotive Group, Inc.*	4,199	279,905
Cato Corp. — Class A	16,509	235,583
Total Consumer, Cyclical		8,230,985

Consumer, Non-cyclical - 10.3%
Encompass Health Corp.	14,281	881,138
Central Garden & Pet Co. — Class A*	23,987	749,594
Euronet Worldwide, Inc.*	7,228	740,003
Navigant Consulting, Inc.	28,245	679,292
Emergent BioSolutions, Inc.*	8,347	494,810
SP Plus Corp.*	16,223	479,227
Fresh Del Monte Produce, Inc.	16,491	466,201
Sanderson Farms, Inc.	4,557	452,464
AMAG Pharmaceuticals, Inc.*	25,754	391,203
Cambrex Corp.*	10,320	389,683
Eagle Pharmaceuticals, Inc.*	9,416	379,371
Carriage Services, Inc. — Class A	21,174	328,197
Hostess Brands, Inc.*	27,952	305,795
Inovio Pharmaceuticals, Inc.*	60,656	242,624
ACCO Brands Corp.	4,005	27,154
Total Consumer, Non-cyclical		7,006,756

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

Utilities - 6.9%
Black Hills Corp.	17,554	$1,102,040
Portland General Electric Co.	22,549	1,033,872
Southwest Gas Holdings, Inc.	8,470	647,955
ALLETE, Inc.	6,868	523,479
PNM Resources, Inc.	12,412	510,009
Ormat Technologies, Inc.	8,423	440,523
Spire, Inc.	5,720	423,737
Total Utilities		4,681,615

Communications - 5.3%
Ciena Corp.*	22,464	761,755
Viavi Solutions, Inc.*	73,819	741,881
Finisar Corp.*	24,462	528,379
Scholastic Corp.	12,148	489,078
InterDigital, Inc.	5,712	379,448
Liberty Latin America Ltd. — Class C*	17,010	247,836
Gray Television, Inc.*	16,796	247,573
Tribune Publishing Co.*	18,952	214,916
Total Communications		3,610,866

Energy - 4.7%
Range Resources Corp.	72,698	695,720
Whiting Petroleum Corp.*	24,650	559,308
Oasis Petroleum, Inc.*	96,673	534,602
NOW, Inc.*	31,310	364,449
MRC Global, Inc.*	25,687	314,152
Gulfport Energy Corp.*	45,132	295,615
Antero Resources Corp.*	25,278	237,360
Oceaneering International, Inc.*	19,049	230,493
Total Energy		3,231,699

Technology - 4.1%
Evolent Health, Inc. — Class A*	29,408	586,689
Cray, Inc.*	25,686	554,561
ManTech International Corp. — Class A	10,148	530,690
CSG Systems International, Inc.	11,286	358,556
Lattice Semiconductor Corp.*	36,245	250,815
Nanometrics, Inc.*	8,929	244,030
TiVo Corp.	25,580	240,708
Total Technology		2,766,049

Basic Materials - 2.0%
Ashland Global Holdings, Inc.	10,472	743,093
Huntsman Corp.	17,515	337,864
Tahoe Resources, Inc.*	81,258	296,592
Total Basic Materials		1,377,549

Total Common Stocks
(Cost $70,874,523)		66,845,670

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,1,2	116,667	34
Total Convertible Preferred Stocks
(Cost $111,410)		34

MONEY MARKET FUND† - 1.7%
Dreyfus Treasury Securities Cash Management - Institutional Shares 2.20%[3]	1,194,660	1,194,660
Total Money Market Fund
(Cost $1,194,660)		1,194,660

Total Investments - 99.5%
(Cost $72,180,593)		$68,040,364
Other Assets & Liabilities, net - 0.5%		308,862
Total Net Assets - 100.0%		$68,349,226

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued securities amounts to $34, (cost $111,410) or less than 0.1% of total net assets.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of December 31, 2018.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES Q (SMALL CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$66,845,670	$—	$—	$66,845,670
Convertible Preferred Stocks	—	—	34	34
Money Market Fund	1,194,660	—	—	1,194,660
Total Assets	$68,040,330	$—	$34	$68,040,364

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $72,180,593)	$68,040,364
Cash	241,649
Prepaid expenses	5,785
Receivables:
Securities sold	326,184
Dividends	129,627
Fund shares sold	4,570
Interest	4,048
Total assets	68,752,227

Liabilities:
Payable for:
Securities purchased	241,649
Fund shares redeemed	58,958
Management fees	24,545
Professional fees	21,357
Printing fees	16,572
Distribution and service fees	14,218
Custodian fees	8,354
Fund accounting/administration fees	4,550
Trustees’ fees*	2,555
Transfer agent/maintenance fees	2,295
Miscellaneous	7,948
Total liabilities	403,001
Commitments and contingent liabilities (Note 15)	—
Net assets	$68,349,226

Net assets consist of:
Paid in capital	$67,838,190
Total distributable earnings (loss)	511,036
Net assets	$68,349,226
Capital shares outstanding	1,888,978
Net asset value per share	$36.18

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends	$1,605,854
Interest	30,962
Total investment income	1,636,816

Expenses:
Management fees	672,819
Distribution and service fees	224,273
Transfer agent/maintenance fees	25,475
Fund accounting/administration fees	71,768
Printing expenses	57,080
Trustees’ fees*	18,421
Custodian fees	3,983
Line of credit fees	2,941
Miscellaneous	51,545
Total expenses	1,128,305
Less:
Expenses waived by Adviser	(102,746)
Net expenses	1,025,559
Net investment income	611,257

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,571,751
Net realized gain	6,571,751
Net change in unrealized appreciation (depreciation) on:
Investments	(16,678,682)
Net change in unrealized appreciation (depreciation)	(16,678,682)
Net realized and unrealized loss	(10,106,931)
Net decrease in net assets resulting from operations	$(9,495,674)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$611,257	$108,409
Net realized gain on investments	6,571,751	9,859,160
Net change in unrealized appreciation (depreciation) on investments	(16,678,682)	(6,613,838)
Net increase (decrease) in net assets resulting from operations	(9,495,674)	3,353,731

Distributions to shareholders	(8,781,206)	(3,767,897)[1]

Capital share transactions:
Proceeds from sale of shares	5,199,979	12,755,388
Distributions reinvested	8,781,206	3,767,897
Cost of shares redeemed	(26,081,131)	(23,686,702)
Net decrease from capital share transactions	(12,099,946)	(7,163,417)
Net decrease in net assets	(30,376,826)	(7,577,583)

Net assets:
Beginning of year	98,726,052	106,303,635
End of year	$68,349,226	$98,726,052

Capital share activity:
Shares sold	113,450	277,428
Shares issued from reinvestment of distributions	199,936	85,035
Shares redeemed	(575,543)	(521,418)
Net decrease in shares	(262,157)	(158,955)

[1]	For the year ended December 31, 2017, the distributions from net investment income and net realized gains were as follows (See Note 13):

Net investment income	$(370,808)
Net realized gains	$(3,397,089)

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$45.89	$46.02	$39.71	$51.73	$52.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.05	.21	.12	.08
Net gain (loss) on investments (realized and unrealized)	(5.28)	1.58	9.76	(2.87)	(.80)
Total from investment operations	(4.98)	1.63	9.97	(2.75)	(.72)
Less distributions from:
Net investment income	(.16)	(.17)	(.05)	—	(.01)
Net realized gains	(4.57)	(1.59)	(3.61)	(9.27)	—
Total distributions	(4.73)	(1.76)	(3.66)	(9.27)	(.01)
Net asset value, end of period	$36.18	$45.89	$46.02	$39.71	$51.73

Total Return[b]	(12.66%)	3.70%	26.60%	(6.62%)	(1.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,349	$98,726	$106,304	$89,757	$115,933
Ratios to average net assets:
Net investment income (loss)	0.68%	0.11%	0.52%	0.26%	0.15%
Total expenses[c]	1.26%	1.23%	1.16%	1.19%	1.16%
Net expenses[d,e,f]	1.14%	1.14%	1.16%	1.19%	1.16%
Portfolio turnover rate	37%	32%	68%	57%	50%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests, if any.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
1.14%	1.12%	1.16%	1.19%	1.16%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/18	12/31/17	12/31/16
—	0.00%*	—

*	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

To Our Shareholders:

The Series V (Mid Cap Value Series) (the "Fund") is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2018.

For the year ended December 31, 2018, Series V (Mid Cap Value Series) returned -12.97%, compared with the Russell 2500® Value Index, which returned -12.36%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

The Fund underperformed the index by 61 basis points. Most of the year’s negative performance came in the fourth quarter, whose volatile and unfavorable results were driven predominantly by macro factors, as fears of a tighter U.S. Federal Reserve (the “Fed”) and continuing caution being communicated by corporate America created an environment where traders and investors decided precipitously to position themselves defensively. As a result, the usual biases in the market manifested themselves, in that larger cap stocks, growth stocks and defensive sectors outperformed.

For the 12-month period, allocation decisions outweighed stock selection in the Fund’s relative performance.

On the positive side, the weighting of the Utility holdings was a major positive influence in the portfolio, along with selection in the Information Technology sector, where one of the best-performing holdings, Finisar Corp., received a buyout. Two other top performing individual holdings for the year were optical component companies Ciena Corp. and Infinera Corp. Stock selection in Real Estate was another contributor, as the relative defensiveness of the positioning in the sector drove performance.

Stock selection in the Energy sector was another contributor to performance, although the sector’s fortunes were closely tied to the volatility in the price of a barrel of oil over the period, which rose to $75 in October before falling to $45 in December. A leading individual contributor, Andeavor, was acquired by Marathon Petroleum in the period.

The Fund was underweight in Real Estate, a sector which outperformed the index overall. But the Fund’s holdings strongly outperformed those in the benchmark.

Stock selection detracted in the Industrials sector, where Celadon Group, Inc., was a leading individual detractor for the Fund for the period. It announced in early 2018 that its financial statements would need to be reviewed for prior periods, and the stock was delisted from the NYSE.

Stock selection also was detrimental in Health Care. This sector, somewhat surprisingly, did not prove to be defensive and significantly underperformed health care stocks in the benchmark. Among large detractors was Dermira, a specialty pharmaceutical that focuses on dermatology therapies (not held at period end). One of the company’s three promising pipeline products failed in Phase 3 clinical trials during the period and caused the stock to fall significantly, and it did not recover. Another detractor was Perrigo Co. Plc, which in late December was given a surprise tax bill in excess of $1 billion for its Irish subsidiary related to the Brexit event. The company plans to defend itself but the uncertainty hurt the stock.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2018

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities.

At the end of the period, the Fund’s largest overweights relative to the benchmark were in Utilities and Information Technology. The Fund’s largest underweights were in Financials and Real Estate.

Portfolio and Market Outlook

The market volatility late in the year caused sudden changes in the market. The perception of a friendlier environment from the Fed and continued hope that trade issues can be relatively quickly and favorably resolved has created an environment where the market is beginning to treat earnings disappointments and reduced outlooks less harshly since these are being viewed as temporary issues. The total return potential for stocks now seems more favorable than it was just a few months ago, and the market appears to have begun the early phase of a calculated rebound that may have some duration in time and level.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES V (MID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1997

Ten Largest Holdings (% of Total Net Assets)
OGE Energy Corp.	2.4%
Zions Bancorp North America	1.9%
KeyCorp	1.9%
Ameren Corp.	1.8%
Alleghany Corp.	1.8%
Voya Financial, Inc.	1.8%
Huntington Bancshares, Inc.	1.8%
Bunge Ltd.	1.8%
Equity Commonwealth	1.7%
Physicians Realty Trust	1.5%
Top Ten Total	18.4%

“Ten Largest Holdings” excludes any temporary cash investments.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Series V (Mid Cap Value Series)	(12.97%)	3.36%	11.19%
Russell 2500 Value Index	(12.36%)	4.16%	11.62%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 98.1%

Financial - 29.8%
Zions Bancorp North America	82,192	$3,348,502
KeyCorp	222,823	3,293,324
Alleghany Corp.	5,160	3,216,331
Voya Financial, Inc.	78,495	3,150,789
Huntington Bancshares, Inc.	263,866	3,145,283
Equity Commonwealth REIT	100,532	3,016,965
Physicians Realty Trust REIT	164,891	2,643,203
Alexandria Real Estate Equities, Inc. REIT	20,037	2,309,064
Sun Communities, Inc. REIT	22,661	2,304,850
Willis Towers Watson plc	14,979	2,274,711
Radian Group, Inc.	130,391	2,133,197
Wintrust Financial Corp.	31,465	2,092,108
Umpqua Holdings Corp.	121,778	1,936,270
Cousins Properties, Inc. REIT	208,011	1,643,287
National Storage Affiliates Trust REIT	59,234	1,567,332
Federal Agricultural Mortgage Corp. — Class C	23,845	1,441,192
IBERIABANK Corp.	22,009	1,414,738
Pinnacle Financial Partners, Inc.	28,949	1,334,549
Redwood Trust, Inc. REIT	84,906	1,279,533
Camden Property Trust REIT	13,652	1,202,059
Old Republic International Corp.	49,344	1,015,006
Prosperity Bancshares, Inc.	15,213	947,770
E*TRADE Financial Corp.	20,700	908,316
Hilltop Holdings, Inc.	50,937	908,207
Unum Group	30,343	891,478
First Horizon National Corp.	63,003	829,119
Old National Bancorp	53,475	823,515
Howard Hughes Corp.*	8,070	787,793
American National Insurance Co.	5,001	636,327
Total Financial		52,494,818

Industrial - 13.6%
Carlisle Companies, Inc.	19,756	1,985,873
Jacobs Engineering Group, Inc.	29,972	1,752,163
Scorpio Tankers, Inc.	937,534	1,650,060
Berry Global Group, Inc.*	33,443	1,589,546
FLIR Systems, Inc.	35,617	1,550,764
US Concrete, Inc.*	41,135	1,451,243
Valmont Industries, Inc.	12,039	1,335,727
Graphic Packaging Holding Co.	113,998	1,212,939
Snap-on, Inc.	7,217	1,048,558
Park Electrochemical Corp.	53,500	966,745
Huntington Ingalls Industries, Inc.	5,020	955,356
Plexus Corp.*	18,488	944,367
Owens Corning	21,466	944,074
Hub Group, Inc. — Class A*	25,383	940,948
ITT, Inc.	18,814	908,152
Rexnord Corp.*	38,972	894,407
Knight-Swift Transportation Holdings, Inc.	34,485	864,539
Crane Co.	11,532	832,380
Astec Industries, Inc.	25,417	767,339
Kirby Corp.*	9,262	623,888
Oshkosh Corp.	8,195	502,436
Celadon Group, Inc.*	281,079	233,296
Total Industrial		23,954,800

Consumer, Non-cyclical - 13.5%
Bunge Ltd.	58,388	3,120,255
Euronet Worldwide, Inc.*	21,486	2,199,736
Premier, Inc. — Class A*	57,590	2,150,986
Encompass Health Corp.	29,619	1,827,492
Emergent BioSolutions, Inc.*	30,577	1,812,605
Central Garden & Pet Co. — Class A*	56,966	1,780,188
Ingredion, Inc.	14,325	1,309,305
Eagle Pharmaceuticals, Inc.*	29,682	1,195,888
Sanderson Farms, Inc.	10,938	1,086,034
US Foods Holding Corp.*	33,943	1,073,957
Cambrex Corp.*	26,999	1,019,482
SP Plus Corp.*	30,957	914,470
Hostess Brands, Inc.*	82,243	899,738
Perrigo Company plc	22,530	873,038
Myriad Genetics, Inc.*	22,922	666,342
TherapeuticsMD, Inc.*	172,236	656,219
Inovio Pharmaceuticals, Inc.*	141,243	564,972
Quest Diagnostics, Inc.	6,261	521,354
ACCO Brands Corp.	10,726	72,722
Total Consumer, Non-cyclical		23,744,783

Utilities - 12.6%
OGE Energy Corp.	109,636	4,296,635
Ameren Corp.	49,436	3,224,710
Portland General Electric Co.	56,919	2,609,736
Pinnacle West Capital Corp.	27,650	2,355,780
Black Hills Corp.	33,776	2,120,457
Edison International	32,852	1,865,008
Southwest Gas Holdings, Inc.	21,506	1,645,209
UGI Corp.	27,368	1,460,083
AES Corp.	100,643	1,455,298
American Electric Power Company, Inc.	15,915	1,189,487
Total Utilities		22,222,403

Consumer, Cyclical - 10.7%
LKQ Corp.*	109,889	2,607,666
UniFirst Corp.	13,352	1,910,271
Alaska Air Group, Inc.	26,204	1,594,514
PVH Corp.	16,516	1,535,162
Acushnet Holdings Corp.	71,588	1,508,359
WABCO Holdings, Inc.*	13,861	1,487,840
BorgWarner, Inc.	40,802	1,417,461
Caleres, Inc.	50,867	1,415,629
Wyndham Hotels & Resorts, Inc.	30,003	1,361,236
Foot Locker, Inc.	19,690	1,047,508
JetBlue Airways Corp.*	57,988	931,287
DR Horton, Inc.	25,981	900,501
Dana, Inc.	55,630	758,237
Unifi, Inc.*	20,531	468,928
Total Consumer, Cyclical		18,944,599

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

Basic Materials - 5.7%
Reliance Steel & Aluminum Co.	32,148	$2,287,973
Huntsman Corp.	114,356	2,205,927
Ashland Global Holdings, Inc.	27,062	1,920,320
Alcoa Corp.*	71,509	1,900,709
Nucor Corp.	16,779	869,320
Tahoe Resources, Inc.*	220,317	804,157
Total Basic Materials		9,988,406

Technology - 4.4%
Cray, Inc.*	106,385	2,296,852
Evolent Health, Inc. — Class A*	75,709	1,510,395
Super Micro Computer, Inc.*	108,850	1,502,130
Amdocs Ltd.	16,909	990,529
CSG Systems International, Inc.	27,033	858,838
Maxwell Technologies, Inc.*	285,110	590,178
Total Technology		7,748,922

Energy - 4.2%
Kinder Morgan, Inc.	118,488	1,822,345
Range Resources Corp.	184,618	1,766,794
Whiting Petroleum Corp.*	63,043	1,430,446
Oasis Petroleum, Inc.*	247,239	1,367,232
Antero Resources Corp.*	64,195	602,791
Hess Corp.	8,517	344,938
HydroGen Corp.*,†††,1,2	672,346	1
Total Energy		7,334,547

Communications - 3.6%
Ciena Corp.*	53,126	1,801,503
Viavi Solutions, Inc.*	163,328	1,641,446
Symantec Corp.	83,125	1,570,647
Finisar Corp.*	62,751	1,355,422
Total Communications		6,369,018

Total Common Stocks
(Cost $185,704,395)		172,802,296

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,1,3	308,333	90
Total Convertible Preferred Stocks
(Cost $294,438)		90

MONEY MARKET FUND† - 1.8%
Dreyfus Treasury Securities Cash Management - Institutional Shares 2.20%[4]	3,208,594	3,208,594
Total Money Market Fund
(Cost $3,208,594)		3,208,594

Total Investments - 99.9%
(Cost $189,207,427)		$176,010,980
Other Assets & Liabilities, net - 0.1%		101,658
Total Net Assets - 100.0%		$176,112,638

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued securities amounts to $91, (cost $2,866,013) or less than 0.1% of total net assets.
[2]	Affiliated issuer.
[3]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[4]	Rate indicated is the 7-day yield as of December 31, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES V (MID CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$172,802,295	$—	$1	$172,802,296
Convertible Preferred Stocks	—	—	90	90
Money Market Fund	3,208,594	—	—	3,208,594
Total Assets	$176,010,889	$—	$91	$176,010,980

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income
Common Stock
HydroGen Corp.*,1	$1	$—	$—	$—	$—	$1	672,346	$—

*	Non-income producing security.
[1]

Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued and affiliated securities amounts to $1 (cost $2,571,575) or less than 0.01% of total net assets.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (MID CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $186,635,852)	$176,010,979
Investments in affiliated issuers, at value (cost $2,571,575)	1
Prepaid expenses	9,216
Receivables:
Securities sold	277,273
Dividends	240,231
Fund shares sold	14,986
Interest	9,635
Total assets	176,562,321

Liabilities:
Payable for:
Fund shares redeemed	68,602
Management fees	41,260
Distribution and service fees	36,561
Printing fees	28,949
Fund accounting/administration fees	11,700
Transfer agent/maintenance fees	3,468
Trustees’ fees*	895
Miscellaneous (Note 11)	258,248
Total liabilities	449,683
Commitments and contingent liabilities (Note 15)	—
Net assets	$176,112,638

Net assets consist of:
Paid in capital	$167,873,645
Total distributable earnings (loss)	8,238,993
Net assets	$176,112,638
Capital shares outstanding	2,854,450
Net asset value per share	$61.70

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$3,488,905
Interest	92,985
Total investment income	3,581,890

Expenses:
Management fees	1,682,869
Distribution and service fees	560,956
Transfer agent/maintenance fees	25,504
Fund accounting/administration fees	179,508
Trustees’ fees*	14,082
Custodian fees	11,169
Line of credit fees	7,771
Miscellaneous	179,939
Total expenses	2,661,798
Less:
Expenses waived by Adviser	(612,269)
Net expenses	2,049,529
Net investment income	1,532,361

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	26,927,246
Net realized gain	26,927,246
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(53,819,261)
Net change in unrealized appreciation (depreciation)	(53,819,261)
Net realized and unrealized loss	(26,892,015)
Net decrease in net assets resulting from operations	$(25,359,654)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

SERIES V (MID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,532,361	$(507,633)
Net realized gain on investments	26,927,246	35,109,314
Net change in unrealized appreciation (depreciation) on investments	(53,819,261)	(3,908,779)
Net increase (decrease) in net assets resulting from operations	(25,359,654)	30,692,902

Distributions to shareholders	(31,674,903)	(6,081,540)[1]

Capital share transactions:
Proceeds from sale of shares	3,603,028	4,406,300
Distributions reinvested	31,674,903	6,081,540
Cost of shares redeemed	(44,347,994)	(40,943,633)
Net decrease from capital share transactions	(9,070,063)	(30,455,793)
Net decrease in net assets	(66,104,620)	(5,844,431)

Net assets:
Beginning of year	242,217,258	248,061,689
End of year	$176,112,638	$242,217,258

Capital share activity:
Shares sold	46,175	57,350
Shares issued from reinvestment of distributions	422,445	80,401
Shares redeemed	(555,135)	(533,345)
Net decrease in shares	(86,515)	(395,594)

[1]	For the year ended December 31, 2017, the distributions from net investment income and net realized gains were as follows (see Note 13):

Net investment income	$(1,588,785)
Net realized gains	$(4,492,755)

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (MID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$82.36	$74.35	$65.74	$84.22	$83.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	(.16)	.99	.71	.53
Net gain (loss) on investments (realized and unrealized)	(9.07)	10.16	15.50	(5.42)	.23
Total from investment operations	(8.54)	10.00	16.49	(4.71)	.76
Less distributions from:
Net investment income	(.49)	(.52)	(.68)	(.51)	(—)[b]
Net realized gains	(11.63)	(1.47)	(7.20)	(13.26)	—
Total distributions	(12.12)	(1.99)	(7.88)	(13.77)	(—)[b]
Net asset value, end of period	$61.70	$82.36	$74.35	$65.74	$84.22

Total Return[c]	(12.97%)	13.71%	26.75%	(6.79%)	0.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$176,113	$242,217	$248,062	$207,393	$264,495
Ratios to average net assets:
Net investment income (loss)	0.68%	(0.21%)	1.46%	0.94%	0.62%
Total expenses	1.19%	1.10%	0.93%	0.95%	0.93%
Net expenses[d,e]	0.91%	0.91%	0.93%	0.95%	0.93%
Portfolio turnover rate	65%	54%	60%	50%	53%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the years would be:

12/31/18	12/31/17	12/31/16	12/31/15	12/13/14
0.91%	0.89%	0.93%	0.95%	0.93%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

To Our Shareholders:

The Series X (StylePlusTM—Small Growth Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2018.

For the year ended December 31, 2018, Series X (StylePlus—Small Growth Series) returned -10.30%, compared with the -9.31% return of its benchmark, the Russell 2000® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell 2000® Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the Russell 2000 Growth Index for the year ended December 31, 2018. The fixed income sleeve was the largest contributor, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, which held asset-backed securities, investment-grade corporates, and Non-Agency residential mortgage-backed securities, constituted the majority of the Fund's total return. The actively managed equity sleeve contributed to performance. The passive equity position, maintained through swap agreements and futures contracts, detracted from performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Financials and Consumer Discretionary sectors.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 15, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	34.8%
Guggenheim Strategy Fund III	30.9%
Guggenheim Strategy Fund II	3.4%
Guggenheim Ultra Short Duration Fund	2.2%
MAXIMUS, Inc.	0.3%
Kaman Corp.	0.2%
Hillenbrand, Inc.	0.2%
ACI Worldwide, Inc.	0.2%
Watts Water Technologies, Inc. — Class A	0.2%
InterDigital, Inc.	0.2%
Top Ten Total	72.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Series X (StylePlus—Small Growth Series)	(10.30%)	5.99%	13.78%
Russell 2000 Growth Index	(9.31%)	5.13%	13.52%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 21.9%

Consumer, Non-cyclical - 7.0%
Performance Food Group Co.*	1,729	$55,795
Premier, Inc. — Class A*	1,456	54,382
Innoviva, Inc.*	2,929	51,111
Amedisys, Inc.*	434	50,826
Orthofix Medical, Inc.*	961	50,443
Emergent BioSolutions, Inc.*	796	47,187
Integer Holdings Corp.*	607	46,290
Globus Medical, Inc. — Class A*	1,062	45,963
EVERTEC, Inc.	1,589	45,604
Inter Parfums, Inc.	694	45,506
Central Garden & Pet Co. — Class A*	1,399	43,719
CONMED Corp.	679	43,592
Merit Medical Systems, Inc.*	778	43,420
Vector Group Ltd.	4,275	41,595
CoreLogic, Inc.*	1,178	39,369
Wright Medical Group N.V.*	1,427	38,843
Loxo Oncology, Inc.*	276	38,659
Ligand Pharmaceuticals, Inc. — Class B*	283	38,403
Select Medical Holdings Corp.*	2,486	38,160
Haemonetics Corp.*	377	37,719
LHC Group, Inc.*	390	36,613
John B Sanfilippo & Son, Inc.	655	36,457
Neogen Corp.*	618	35,226
HMS Holdings Corp.*	1,230	34,600
US Physical Therapy, Inc.	331	33,878
BioSpecifics Technologies Corp.*	517	31,330
Teladoc Health, Inc.*	628	31,130
Horizon Pharma plc*	1,572	30,717
AMN Healthcare Services, Inc.*	532	30,143
LivaNova plc*	324	29,636
FibroGen, Inc.*	631	29,203
Tootsie Roll Industries, Inc.	869	29,025
Array BioPharma, Inc.*	1,930	27,502
Calavo Growers, Inc.	360	26,266
Primo Water Corp.*	1,841	25,792
iRhythm Technologies, Inc.*	368	25,569
HealthEquity, Inc.*	421	25,113
Cardtronics plc — Class A*	907	23,582
WD-40 Co.	124	22,724
Natus Medical, Inc.*	666	22,664
Corcept Therapeutics, Inc.*	1,607	21,470
Medpace Holdings, Inc.*	391	20,696
Amneal Pharmaceuticals, Inc.*	1,529	20,687
BioTelemetry, Inc.*	343	20,484
Cal-Maine Foods, Inc.	484	20,473
NuVasive, Inc.*	405	20,072
Brink’s Co.	301	19,460
Medicines Co.*	1,007	19,274
MoneyGram International, Inc.*	9,507	19,014
Phibro Animal Health Corp. — Class A	591	19,007
Strategic Education, Inc.	167	18,941
Ironwood Pharmaceuticals, Inc. — Class A*	1,795	18,596
RadNet, Inc.*	1,717	17,462
Repligen Corp.*	326	17,193
CryoLife, Inc.*	600	17,028
Acorda Therapeutics, Inc.*	1,088	16,951
Insperity, Inc.	181	16,898
Boston Beer Company, Inc. — Class A*	69	16,618
Turning Point Brands, Inc.	599	16,305
Ensign Group, Inc.	419	16,253
Supernus Pharmaceuticals, Inc.*	485	16,112
Quidel Corp.*	329	16,062
Pacira Pharmaceuticals, Inc.*	368	15,831
Monro, Inc.	224	15,400
Heska Corp.*	175	15,067
Korn/Ferry International	380	15,025
Tenet Healthcare Corp.*	849	14,552
Tivity Health, Inc.*	576	14,290
Surmodics, Inc.*	294	13,894
LiveRamp Holdings, Inc.*	319	12,323
Total Consumer, Non-cyclical		2,005,194

Industrial - 5.3%
Kaman Corp.	1,235	69,271
Hillenbrand, Inc.	1,749	66,340
Watts Water Technologies, Inc. — Class A	949	61,239
EMCOR Group, Inc.	980	58,497
Forward Air Corp.	976	53,534
EnerSys	672	52,154
Rexnord Corp.*	2,272	52,142
Genesee & Wyoming, Inc. — Class A*	606	44,856
Barnes Group, Inc.	831	44,558
Landstar System, Inc.	459	43,912
Moog, Inc. — Class A	541	41,917
Saia, Inc.*	746	41,642
Itron, Inc.*	859	40,622
Schneider National, Inc. — Class B	2,165	40,420
Echo Global Logistics, Inc.*	1,911	38,851
Heartland Express, Inc.	1,900	34,770
Woodward, Inc.	453	33,653
Aerojet Rocketdyne Holdings, Inc.*	935	32,940
Kennametal, Inc.	951	31,650
Columbus McKinnon Corp.	1,046	31,526
Werner Enterprises, Inc.	990	29,245
Generac Holdings, Inc.*	579	28,776
Advanced Energy Industries, Inc.*	659	28,291
Milacron Holdings Corp.*	2,263	26,907
Tennant Co.	489	25,482
MasTec, Inc.*	620	25,147
Harsco Corp.*	1,250	24,825
Curtiss-Wright Corp.	238	24,305
OSI Systems, Inc.*	330	24,189
Marten Transport Ltd.	1,375	22,261
Builders FirstSource, Inc.*	1,943	21,198
Masonite International Corp.*	456	20,442
Actuant Corp. — Class A	968	20,318
JELD-WEN Holding, Inc.*	1,399	19,880
Simpson Manufacturing Company, Inc.	365	19,757
Axon Enterprise, Inc.*	421	18,419
MSA Safety, Inc.	190	17,911

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

Advanced Drainage Systems, Inc.	736	$17,848
Continental Building Products, Inc.*	701	17,840
Matson, Inc.	546	17,483
Louisiana-Pacific Corp.	775	17,221
Armstrong Flooring, Inc.*	1,442	17,073
Apogee Enterprises, Inc.	563	16,806
Global Brass & Copper Holdings, Inc.	646	16,247
ArcBest Corp.	471	16,136
Boise Cascade Co.	643	15,336
Covanta Holding Corp.	1,096	14,708
USA Truck, Inc.*	946	14,162
Universal Logistics Holdings, Inc.	747	13,513
Total Industrial		1,506,220

Technology - 4.1%
MAXIMUS, Inc.	1,131	73,617
ACI Worldwide, Inc.*	2,307	63,835
CSG Systems International, Inc.	1,813	57,599
j2 Global, Inc.	786	54,533
Cornerstone OnDemand, Inc.*	904	45,589
HubSpot, Inc.*	356	44,760
CommVault Systems, Inc.*	746	44,081
Medidata Solutions, Inc.*	648	43,688
Entegris, Inc.	1,545	43,098
TTEC Holdings, Inc.	1,443	41,226
Bottomline Technologies DE, Inc.*	855	41,040
Silicon Laboratories, Inc.*	416	32,785
Progress Software Corp.	912	32,367
New Relic, Inc.*	389	31,497
Computer Programs & Systems, Inc.	1,232	30,923
Blackbaud, Inc.	476	29,940
Coupa Software, Inc.*	474	29,796
Lumentum Holdings, Inc.*	691	29,029
Cision Ltd.*	2,440	28,548
Diodes, Inc.*	877	28,292
Insight Enterprises, Inc.*	656	26,732
Xperi Corp.	1,438	26,445
NCR Corp.*	1,107	25,550
Power Integrations, Inc.	417	25,429
Omnicell, Inc.*	406	24,863
Envestnet, Inc.*	441	21,693
Unisys Corp.*	1,864	21,678
Science Applications International Corp.	333	21,212
Box, Inc. — Class A*	1,227	20,712
Cypress Semiconductor Corp.	1,603	20,390
Semtech Corp.*	425	19,495
MaxLinear, Inc. — Class A*	1,074	18,902
Cabot Microelectronics Corp.	191	18,212
Allscripts Healthcare Solutions, Inc.*	1,872	18,046
Inphi Corp.*	550	17,682
Teradata Corp.*	447	17,147
Cirrus Logic, Inc.*	493	16,358
Total Technology		1,186,789

Communications - 2.4%
InterDigital, Inc.	897	59,588
Perficient, Inc.*	2,593	57,720
Etsy, Inc.*	1,041	49,520
HealthStream, Inc.	1,649	39,823
AMC Networks, Inc. — Class A*	708	38,855
Shenandoah Telecommunications Co.	877	38,807
Yelp, Inc. — Class A*	1,104	38,629
New York Times Co. — Class A	1,525	33,992
Viavi Solutions, Inc.*	2,861	28,753
World Wrestling Entertainment, Inc. — Class A	357	26,675
Cogent Communications Holdings, Inc.	531	24,007
LogMeIn, Inc.	279	22,758
Liberty Media Corporation-Liberty Braves — Class A*	907	22,621
Trade Desk, Inc. — Class A*	186	21,587
Endurance International Group Holdings, Inc.*	3,201	21,287
8x8, Inc.*	1,124	20,277
NIC, Inc.	1,602	19,993
Entravision Communications Corp. — Class A	6,319	18,388
ePlus, Inc.*	258	18,362
Cargurus, Inc.*	543	18,315
Sinclair Broadcast Group, Inc. — Class A	675	17,780
Vonage Holdings Corp.*	1,900	16,587
CalAmp Corp.*	1,148	14,935
Shutterfly, Inc.*	353	14,212
Total Communications		683,471

Consumer, Cyclical - 2.0%
Planet Fitness, Inc. — Class A*	996	53,405
Wyndham Destinations, Inc.	1,040	37,273
Five Below, Inc.*	323	33,049
Nu Skin Enterprises, Inc. — Class A	512	31,401
IMAX Corp.*	1,666	31,337
Brinker International, Inc.	693	30,478
Eros International plc*	3,407	28,244
RH*	235	28,158
Altra Industrial Motion Corp.	1,099	27,640
BMC Stock Holdings, Inc.*	1,517	23,483
Deckers Outdoor Corp.*	182	23,287
Meritor, Inc.*	1,224	20,698
Marriott Vacations Worldwide Corp.	290	20,448
Eldorado Resorts, Inc.*	557	20,169
Lions Gate Entertainment Corp. — Class A	1,205	19,401
Liberty TripAdvisor Holdings, Inc. — Class A*	1,129	17,940
BJ’s Restaurants, Inc.	349	17,649
Wingstop, Inc.	263	16,882
American Eagle Outfitters, Inc.	869	16,798
Allegiant Travel Co. — Class A	163	16,336
Dave & Buster’s Entertainment, Inc.	350	15,596
National Vision Holdings, Inc.*	522	14,705
Tailored Brands, Inc.	1,009	13,763
Mobile Mini, Inc.	421	13,367
Dine Brands Global, Inc.	190	12,794
Total Consumer, Cyclical		584,301

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

Energy - 0.8%
Delek US Holdings, Inc.	1,771	$57,575
CVR Energy, Inc.	1,396	48,134
Renewable Energy Group, Inc.*	1,690	43,433
Par Pacific Holdings, Inc.*	2,954	41,888
Amyris, Inc.*	7,740	25,852
Murphy USA, Inc.*	245	18,777
Total Energy		235,659

Basic Materials - 0.3%
HB Fuller Co.	446	19,031
Quaker Chemical Corp.	102	18,126
Platform Specialty Products Corp.*	1,667	17,220
Ferro Corp.*	1,070	16,778
Total Basic Materials		71,155

Total Common Stocks
(Cost $7,245,515)		6,272,789

MUTUAL FUNDS† - 71.2%
Guggenheim Variable Insurance Strategy Fund III[1]	402,399	9,959,384
Guggenheim Strategy Fund III[1]	356,843	8,846,136
Guggenheim Strategy Fund II1	38,702	960,582
Guggenheim Ultra Short Duration Fund[1,2]	64,439	641,809
Total Mutual Funds
(Cost $20,558,780)		20,407,911

MONEY MARKET FUND† - 5.5%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 2.20%[3]	1,565,430	1,565,430
Total Money Market Fund
(Cost $1,565,430)		1,565,430

Total Investments - 98.6%
(Cost $29,369,725)		$28,246,130
Other Assets & Liabilities, net - 1.4%		398,167
Total Net Assets - 100.0%		$28,644,297

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	3	Mar 2019	$499,080	$11,129
Russell 2000 Index Mini Futures Contracts	5	Mar 2019	337,400	10,096
			$836,480	$21,225

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Morgan Stanley Capital Services LLC	Russell 2000 Growth Index	2.11%	At Maturity	01/02/19	25,352	$21,617,495	$(4,875,235)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	Rate indicated is the 7-day yield as of December 31, 2018.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,272,789	$—	$—	$6,272,789
Mutual Funds	20,407,911	—	—	20,407,911
Money Market Fund	1,565,430	—	—	1,565,430
Equity Futures Contracts**	21,225	—	—	21,225
Total Assets	$28,267,355	$—	$—	$28,267,355

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$4,875,235	$—	$4,875,235

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$4,594,307	$1,880,373	$(5,495,354)	$9,830	$(28,574)	$960,582	38,702	$105,863	$1,186
Guggenheim Strategy Fund III	10,803,816	315,950	(2,182,968)	2,661	(93,323)	8,846,136	356,843	314,904	364
Guggenheim Ultra Short Duration Fund[1]	3,804,188	2,900,670	(6,057,309)	4,828	(10,568)	641,809	64,439	61,832	465
Guggenheim Variable Insurance Strategy Fund III	9,706,847	2,101,938	(1,696,982)	193	(152,612)	9,959,384	402,399	386,240	4,985
	$28,909,158	$7,198,931	$(15,432,613)	$17,512	$(285,077)	$20,407,911		$868,839	$7,000

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $8,810,945)	$7,838,219
Investments in affiliated issuers, at value (cost $20,558,780)	20,407,911
Cash	15,298
Segregated cash with broker	5,473,369
Prepaid expenses	4,662
Receivables:
Dividends	43,820
Variation margin on futures contracts	7,485
Investment Adviser	7,373
Interest	2,571
Fund shares sold	522
Total assets	33,801,230

Liabilities:
Unrealized depreciation on swap agreements	4,875,235
Payable for:
Swap settlement	174,146
Securities purchased	43,510
Fund shares redeemed	6,345
Distribution and service fees	5,933
Transfer agent/maintenance fees	2,398
Fund accounting/administration fees	1,899
Trustees’ fees*	1,098
Miscellaneous	46,369
Total liabilities	5,156,933
Commitments and contingent liabilities (Note 15)	—
Net assets	$28,644,297

Net assets consist of:
Paid in capital	$31,085,146
Total distributable earnings (loss)	(2,440,849)
Net assets	$28,644,297
Capital shares outstanding	927,769
Net asset value per share	$30.87

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $115)	$55,791
Dividends from securities of affiliated issuers	868,839
Interest	22,768
Total investment income	947,398

Expenses:
Management fees	280,263
Distribution and service fees	93,421
Transfer agent/maintenance fees	25,532
Printing expenses	31,558
Fund accounting/administration fees	29,895
Interest expense	21,120
Trustees’ fees*	15,815
Custodian fees	9,501
Line of credit fees	1,253
Miscellaneous	41,244
Recoupment of previously waived fees	62
Total expenses	549,664
Less:
Expenses reimbursed by Adviser	(8,144)
Expenses waived by Adviser	(124,397)
Total expenses waived/reimbursed	(132,541)
Net expenses	417,123
Net investment income	530,275

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,166,513
Investments in affiliated issuers	17,512
Distributions received from affiliated investment company shares	7,000
Swap agreements	3,270,600
Futures contracts	(60,495)
Net realized gain	4,401,130
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,611,041)
Investments in affiliated issuers	(285,077)
Swap agreements	(5,748,899)
Futures contracts	11,611
Net change in unrealized appreciation (depreciation)	(7,633,406)
Net realized and unrealized loss	(3,232,276)
Net decrease in net assets resulting from operations	$(2,702,001)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$530,275	$360,787
Net realized gain on investments	4,401,130	6,820,362
Net change in unrealized appreciation (depreciation) on investments	(7,633,406)	199,630
Net increase (decrease) in net assets resulting from operations	(2,702,001)	7,380,779

Distributions to shareholders	(5,483,772)	(267,944)[1]

Capital share transactions:
Proceeds from sale of shares	1,853,913	3,220,199
Distributions reinvested	5,483,772	267,944
Cost of shares redeemed	(10,067,145)	(5,257,634)
Net decrease from capital share transactions	(2,729,460)	(1,769,491)
Net increase (decrease) in net assets	(10,915,233)	5,343,344

Net assets:
Beginning of year	39,559,530	34,216,186
End of year	$28,644,297	$39,559,530

Capital share activity:
Shares sold	46,425	89,564
Shares issued from reinvestment of distributions	140,429	7,333
Shares redeemed	(243,287)	(146,945)
Net decrease in shares	(56,433)	(50,048)

[1]	For the year ended December 31, 2017, the distributions to shareholders were all from net investment income (See Note 13).

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$40.19	$33.08	$31.03	$31.77	$29.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.36	.25	.10	.22
Net gain (loss) on investments (realized and unrealized)	(3.33)	7.02	3.74	(.47)	2.35
Total from investment operations	(2.77)	7.38	3.99	(.37)	2.57
Less distributions from:
Net investment income	(.43)	(.27)	(.13)	(.27)	—
Net realized gains	(6.12)	—	(1.81)	(.10)	—
Total distributions	(6.55)	(.27)	(1.94)	(.37)	—
Net asset value, end of period	$30.87	$40.19	$33.08	$31.03	$31.77

Total Return[b]	(10.30%)	22.38%	13.45%	(1.29%)	8.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,644	$39,560	$34,216	$38,601	$37,005
Ratios to average net assets:
Net investment income (loss)	1.42%	0.99%	0.83%	0.32%	0.74%
Total expenses[c]	1.47%	1.37%	1.23%	1.21%	1.26%
Net expenses[d,e,f]	1.12%	1.10%	1.23%	1.21%	1.24%
Portfolio turnover rate	65%	50%	76%	79%	102%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the years would be:

12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
1.06%	1.09%	1.23%	1.21%	1.24%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements for the years presented was as follows:

12/31/18	12/31/17	12/31/16
0.00%*	—	—

*	Less than 0.01%

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

To Our Shareholders:

The Series Y (StylePlusTM—Large Growth Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2018.

For the year ended December 31, 2018, Series Y (StylePlus—Large Growth Series) returned -3.68%, compared with the -1.51% return of its benchmark, the Russell 1000 Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell 1000 Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the Russell 1000 Growth Index for the year ended December 31, 2018. The fixed income sleeve was the only contributor, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, which held asset-backed securities, investment-grade corporates, and Non-Agency residential mortgage-backed securities, constituted the majority of the Fund’s total return. The actively managed equity sleeve detracted from performance. The passive equity position, maintained through swap agreements and futures contracts, had a negligible impact on performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Consumer Discretionary and Financials sectors.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 3, 1999

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	35.1%
Guggenheim Strategy Fund III	28.6%
Guggenheim Strategy Fund II	4.8%
Guggenheim Ultra Short Duration Fund	3.2%
Apple, Inc.	1.5%
Microsoft Corp.	1.4%
Alphabet, Inc. — Class C	1.1%
Amazon.com, Inc.	1.0%
PepsiCo, Inc.	0.5%
Facebook, Inc. — Class A	0.5%
Top Ten Total	77.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Series Y (StylePlus—Large Growth Series)	(3.68%)	10.63%	13.35%
Russell 1000 Growth Index	(1.51%)	10.40%	15.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 21.6%

Technology - 6.3%
Apple, Inc.	2,999	$473,062
Microsoft Corp.	4,472	454,221
Citrix Systems, Inc.	820	84,017
Texas Instruments, Inc.	849	80,230
Oracle Corp.	1,712	77,297
Accenture plc — Class A	548	77,274
Cognizant Technology Solutions Corp. — Class A	1,199	76,113
NetApp, Inc.	1,115	66,532
Fidelity National Information Services, Inc.	538	55,172
International Business Machines Corp.	441	50,128
Applied Materials, Inc.	1,293	42,333
Activision Blizzard, Inc.	890	41,447
Skyworks Solutions, Inc.	599	40,145
NCR Corp.*	1,468	33,881
Lam Research Corp.	242	32,953
KLA-Tencor Corp.	359	32,127
Zebra Technologies Corp. — Class A*	194	30,891
Maxim Integrated Products, Inc.	579	29,442
Broadcom, Inc.	107	27,208
ON Semiconductor Corp.*	1,541	25,442
Analog Devices, Inc.	290	24,891
Cypress Semiconductor Corp.	1,762	22,413
Teradyne, Inc.	684	21,464
Electronic Arts, Inc.*	270	21,306
DXC Technology Co.	383	20,364
NXP Semiconductor N.V.	255	18,686
NVIDIA Corp.	137	18,290
Micron Technology, Inc.*	536	17,007
Total Technology		1,994,336

Consumer, Non-cyclical - 5.3%
PepsiCo, Inc.	1,373	151,689
Amgen, Inc.	708	137,826
Altria Group, Inc.	2,387	117,894
UnitedHealth Group, Inc.	467	116,339
Kimberly-Clark Corp.	824	93,887
McKesson Corp.	756	83,515
Humana, Inc.	281	80,501
Sysco Corp.	1,259	78,889
HCA Healthcare, Inc.	527	65,585
Western Union Co.	3,466	59,130
AbbVie, Inc.	603	55,590
Sabre Corp.	2,521	54,555
CoreLogic, Inc.*	1,241	41,474
Gilead Sciences, Inc.	627	39,219
US Foods Holding Corp.*	1,149	36,354
Herbalife Nutrition Ltd.*	573	33,778
Cardinal Health, Inc.	708	31,577
Laboratory Corporation of America Holdings*	233	29,442
Regeneron Pharmaceuticals, Inc.*	69	25,771
Post Holdings, Inc.*	262	23,352
Zoetis, Inc.	266	22,754
Brown-Forman Corp. — Class B	477	22,696
Coca-Cola Co.	479	22,681
DaVita, Inc.*	437	22,488
Centene Corp.*	195	22,483
McCormick & Company, Inc.	160	22,279
Biogen, Inc.*	74	22,268
Estee Lauder Companies, Inc. — Class A	170	22,117
Edwards Lifesciences Corp.*	141	21,597
Stryker Corp.	131	20,534
Intuitive Surgical, Inc.*	42	20,115
AmerisourceBergen Corp. — Class A	267	19,865
Alexion Pharmaceuticals, Inc.*	199	19,375
Constellation Brands, Inc. — Class A	120	19,298
Cigna Corp.	77	14,624
Total Consumer, Non-cyclical		1,671,541

Communications - 3.5%
Alphabet, Inc. — Class C*	323	334,502
Amazon.com, Inc.*	219	328,931
Facebook, Inc. — Class A*	1,110	145,510
Walt Disney Co.	668	73,246
Omnicom Group, Inc.	999	73,167
AMC Networks, Inc. — Class A*	1,016	55,758
Netflix, Inc.*	129	34,528
Motorola Solutions, Inc.	245	28,185
F5 Networks, Inc.*	133	21,550
Total Communications		1,095,377

Industrial - 3.3%
Union Pacific Corp.	836	115,560
Caterpillar, Inc.	882	112,076
FedEx Corp.	465	75,019
CSX Corp.	1,112	69,089
Parker-Hannifin Corp.	444	66,218
Textron, Inc.	1,418	65,214
Masco Corp.	2,225	65,059
Cummins, Inc.	464	62,009
Expeditors International of Washington, Inc.	860	58,557
CH Robinson Worldwide, Inc.	694	58,359
Boeing Co.	176	56,760
Huntington Ingalls Industries, Inc.	283	53,858
Genesee & Wyoming, Inc. — Class A*	699	51,740
XPO Logistics, Inc.*	786	44,833
Old Dominion Freight Line, Inc.	288	35,565
Landstar System, Inc.	272	26,022
FLIR Systems, Inc.	501	21,813
J.B. Hunt Transport Services, Inc.	230	21,399
Total Industrial		1,059,150

Consumer, Cyclical - 1.5%
HD Supply Holdings, Inc.*	2,010	75,415
Allison Transmission Holdings, Inc.	1,578	69,290
Home Depot, Inc.	397	68,213
Southwest Airlines Co.	1,271	59,076
Delta Air Lines, Inc.	1,090	54,391
Lions Gate Entertainment Corp. — Class A	2,031	32,699

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value

Dollar General Corp.	220	$23,778
NIKE, Inc. — Class B	320	23,725
Lowe’s Companies, Inc.	254	23,459
Costco Wholesale Corp.	103	20,982
TJX Companies, Inc.	430	19,238
Best Buy Company, Inc.	355	18,801
Garrett Motion, Inc.*	61	753
Total Consumer, Cyclical		489,820

Energy - 0.8%
ONEOK, Inc.	1,403	75,692
Cheniere Energy, Inc.*	1,148	67,950
Anadarko Petroleum Corp.	1,211	53,090
Continental Resources, Inc.*	496	19,935
Halliburton Co.	735	19,536
Total Energy		236,203

Basic Materials - 0.5%
International Paper Co.	1,404	56,665
Westlake Chemical Corp.	776	51,348
Linde plc	148	23,094
LyondellBasell Industries N.V. — Class A	255	21,206
Chemours Co.	613	17,299
Total Basic Materials		169,612

Financial - 0.4%
Visa, Inc. — Class A	709	93,545
Mastercard, Inc. — Class A	186	35,089
Total Financial		128,634

Total Common Stocks
(Cost $7,178,240)		6,844,673

MUTUAL FUNDS† - 71.7%
Guggenheim Variable Insurance Strategy Fund III[1]	450,201	11,142,480
Guggenheim Strategy Fund III[1]	366,186	9,077,761
Guggenheim Strategy Fund II1	61,482	1,525,973
Guggenheim Ultra Short Duration Fund[1,3]	102,577	1,021,666
Total Mutual Funds
(Cost $22,961,288)		22,767,880

MONEY MARKET FUND† - 5.1%
Dreyfus Treasury Securities Cash Management — Institutional Shares 2.20%[2]	1,618,648	1,618,648
Total Money Market Fund
(Cost $1,618,648)		1,618,648

Total Investments - 98.4%
(Cost $31,758,176)		$31,231,201
Other Assets & Liabilities, net - 1.6%		505,844
Total Net Assets - 100.0%		$31,737,045

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	1	Mar 2019	$125,475	$(1,406)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A	Russell 1000 Growth Index	2.58%	At Maturity	01/02/19	19,092	$25,098,725	$(2,570,337)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2018.
[3]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,844,673	$—	$—	$6,844,673
Mutual Funds	22,767,880	—	—	22,767,880
Money Market Fund	1,618,648	—	—	1,618,648
Total Assets	$31,231,201	$—	$—	$31,231,201

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$1,406	$—	$—	$1,406
Equity Index Swap Agreements**	—	2,570,337	—	2,570,337
Total Liabilities	$1,406	$2,570,337	$—	$2,571,743

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$6,940,957	$1,686,585	$(7,082,461)	$27,719	$(46,827)	$1,525,973	61,482	$125,516	$1,258
Guggenheim Strategy Fund III	14,261,267	374,944	(5,461,058)	12,770	(110,162)	9,077,761	366,186	374,010	389
Guggenheim Ultra Short Duration Fund[1]	4,517,430	4,523,809	(8,009,748)	8,648	(18,473)	1,021,666	102,577	60,844	1,105
Guggenheim Variable Insurance Strategy Fund III	12,792,600	2,789,989	(4,269,967)	13,005	(183,147)	11,142,480	450,201	449,913	5,489
	$38,512,254	$9,375,327	$(24,823,234)	$62,142	$(358,609)	$22,767,880		$1,010,283	$8,241

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $8,796,888)	$8,463,321
Investments in affiliated issuers, at value (cost $22,961,288)	22,767,880
Cash	444
Segregated cash with broker	3,310,000
Prepaid expenses	4,704
Receivables:
Dividends	53,515
Investment Adviser	9,200
Securities sold	6,000
Fund shares sold	5,966
Interest	2,324
Variation margin on futures contracts	1,175
Total assets	34,624,529

Liabilities:
Segregated cash due to broker	44,800
Unrealized depreciation on swap agreements	2,570,337
Payable for:
Swap settlement	157,138
Securities purchased	48,127
Fund shares redeemed	8,630
Distribution and service fees	6,551
Transfer agent/maintenance fees	2,415
Fund accounting/administration fees	2,096
Trustees’ fees*	1,299
Due to Investment Adviser	65
Miscellaneous	46,026
Total liabilities	2,887,484
Commitments and contingent liabilities (Note 15)	—
Net assets	$31,737,045

Net assets consist of:
Paid in capital	$30,966,798
Total distributable earnings (loss)	770,247
Net assets	$31,737,045
Capital shares outstanding	1,927,323
Net asset value per share	$16.47

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $101)	$125,748
Dividends from securities of affiliated issuers	1,010,283
Interest	23,154
Total investment income	1,159,185

Expenses:
Management fees	277,528
Distribution and service fees	106,742
Transfer agent/maintenance fees	25,647
Printing expenses	37,400
Interest expense	35,021
Fund accounting/administration fees	34,158
Trustees’ fees*	14,538
Custodian fees	8,336
Line of credit fees	1,821
Miscellaneous	46,449
Recoupment of previously waived fees	65
Total expenses	587,705
Less:
Expenses reimbursed by Adviser	(10,095)
Expenses waived by Adviser	(144,005)
Total waived/reimbursed expenses	(154,100)
Net expenses	433,605
Net investment income	725,580

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	782,379
Investments in affiliated issuers	62,142
Distributions received from affiliated investment company shares	8,241
Swap agreements	5,469,146
Futures contracts	(48,360)
Net realized gain	6,273,548
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,314,401)
Investments in affiliated issuers	(358,609)
Swap agreements	(5,255,815)
Futures contracts	(3,264)
Net change in unrealized appreciation (depreciation)	(6,932,089)
Net realized and unrealized loss	(658,541)
Net increase in net assets resulting from operations	$67,039

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

146 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$725,580	$596,477
Net realized gain on investments	6,273,548	7,742,154
Net change in unrealized appreciation (depreciation) on investments	(6,932,089)	3,128,375
Net increase in net assets resulting from operations	67,039	11,467,006

Distributions to shareholders	(6,149,452)	(436,012)[1]

Capital share transactions:
Proceeds from sale of shares	4,400,491	6,762,793
Distributions reinvested	6,149,452	436,012
Cost of shares redeemed	(20,903,247)	(8,622,204)
Net decrease from capital share transactions	(10,353,304)	(1,423,399)
Net increase (decrease) in net assets	(16,435,717)	9,607,595

Net assets:
Beginning of year	48,172,762	38,565,167
End of year	$31,737,045	$48,172,762

Capital share activity:
Shares sold	220,024	369,962
Shares issued from reinvestment of distributions	325,368	23,957
Shares redeemed	(991,652)	(468,889)
Net decrease in shares	(446,260)	(74,970)

[1]	For the year ended December 31, 2017, the distributions to shareholders were all from net investment income (See Note 13).

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$20.30	$15.75	$15.11	$15.58	$13.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.25	.17	.08	.15
Net gain (loss) on investments (realized and unrealized)	(.63)	4.48	1.13	.79	1.91
Total from investment operations	(.29)	4.73	1.30	.87	2.06
Less distributions from:
Net investment income	(.34)	(.18)	(.08)	(.17)	—
Net realized gains	(3.20)	—	(.58)	(1.17)	—
Total distributions	(3.54)	(.18)	(.66)	(1.34)	—
Net asset value, end of period	$16.47	$20.30	$15.75	$15.11	$15.58

Total Return[b]	(3.68%)	30.11%	8.72%	5.49%	15.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,737	$48,173	$38,565	$40,178	$36,942
Ratios to average net assets:
Net investment income (loss)	1.70%	1.36%	1.14%	0.52%	1.05%
Total expenses[c]	1.38%	1.20%	1.04%	1.15%	1.18%
Net expenses[d,e,f]	1.02%	0.97%	1.04%	1.15%	1.16%
Portfolio turnover rate	59%	43%	42%	65%	96%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the years would be:

12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
0.93%	0.97%	1.04%	1.15%	1.16%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements for the years was as follows:

12/31/18	12/31/17	12/31/16
0.00%*	—	—

*	Less than 0.01%.

148 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2018

Dear Shareholder:

Guggenheim Series Z (Alpha Opportunity Fund) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the paragraphs below, the team discusses the performance of the Fund for the 12-month period ended December 31, 2018.

For the year ended December 31, 2018, Series Z (Alpha Opportunity Series) returned -11.57%, compared with the 1.87% return of its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s secondary benchmark is the Morningstar Long/Short Equity Category Average, which returned -6.19% for the 12-month period.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short, in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and to seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of net asset value (that is, to take leverage).

Performance Review

The start of 2018 was characterized by a low-volatility bull market with strong economic signals and strong corporate earnings. As the year progressed, the global economy began to show weakness, with the Fed steadily raising rates, the implementation of new tariffs, uncertainty around Brexit, and even some disappointing fundamentals from high-flying technology leaders. The equity and credit markets significantly dropped in the fourth quarter, as Fed commentary seemed more hawkish than the market thought was warranted. After falling 13.5% in the fourth quarter, the S&P 500 Index returned of -4.38% for the year.

On average during the period, the Fund held about 135% of assets in long securities, and 108% short, for an average net-dollar exposure of 27%. The realized net beta (sensitivity of daily Fund returns to the S&P 500 Index) averaged around 0.29 during the year. The long positions (on a standalone unlevered basis) averaged a return of -9.3%, compared to the Russell 3000 index return of -5.3%. Short positions returned -1.7% on a stand-alone basis.

The year included poor performance across both longs and shorts—emanating from factor exposures as well as security selection. About -2.7% was the result of the net market exposure. Most of the Fund’s volatility emanates from being long and short fundamental style tilts and sector exposures.

Sector positioning was a bright spot. For the year we estimate about +5.72% of attributable return to proper sector positioning, with the largest positive contributors being net longs in Healthcare, IT, and Utilities, and net shorts in Real Estate, Financials, and Chemicals/Materials.

For the full year, the fundamental style tilts led to about -3.8% of attributable drag. Most of our style positioning led to small positive contributions—including positioning on higher free cash flow names, larger size names, better profitability names, and avoiding the highest growth names. However, a strong value style bias significantly detracted and led to the total negative contribution across all style factors.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2018

Beyond the factor positioning, the Fund’s security-specific selection impact was a detractor for the year. Within a few industries, the Fund suffered from idiosyncratic trends that caused performance divergence that was less explained by broad fundamental characteristics. For example, within the industrials sector, the Fund held long positions within manufacturing and capital goods companies that had significant global exposure, while the short side held more U.S.-centric and service-oriented businesses. Those two groups diverged strongly in the midst of tariff escalation—causing losses from both longs and shorts. Additionally, shorts in a number of expensive IT Software and Consumer Discretionary names hurt the Fund, as those names generally met high sales growth expectations that were rewarded with very high multiples, while a number of long positions in hardware and semiconductor spaces were beaten down to multiples in the single digit range.

The valuation-focused approach of this Fund’s strategy has been a detractor for a couple of years now. For context, the Russell 3000 Value benchmark underperformed the Russell 3000 Growth benchmark by more than -6% in 2018 and -23% for a two-year period. Over the last roughly 25 years since these two Russell style indices were launched, they have averaged approximately the same overall return with interim shorter-term deviations. However, a two-year style index deviation where Value underperforms by more than -20% is fairly rare—occurring in only 11% of the rolling two-year periods. It happened briefly after the 2008 Financial Crisis, and for a longer duration during the 1998-2000 Technology Bubble. In all those cases, the forward two-years’ performance for the Value index showed a strong bounce back—averaging a +34% outperformance over the Growth index and no occurrences of continuing underperformance for another two years. Of course, this history may not be repeated, as markets and economies evolve and can differ cycle to cycle. But to some extent, investors favoring growth over value during uncertain times can be attributed to behavioral bias. The Fund’s proprietary implied risk premium measure (a forward-looking valuation metric) is showing a gap in valuation between cheaper and expensive names that has not been seen since the Technology Bubble. The situation looks a lot like past behavioral cycles that portend better years ahead for valuation-disciplined investors.

Positioning

At the start of the new fiscal period, the Fund’s estimated net beta remains close to 0.30. The Fund maintains its large factor bias towards cheaper valuation names, and also maintains a high free cash flow bias and profitability bias—both of which are styles that have historically helped protect against macro economic risk in the event of recession. Guggenheim’s proprietary recession probability indicator has risen this year—leading to somewhat elevated recession expectations for the next year or two—and thus a more cautious positioning with quality style characteristics. The Fund also remains biased against companies that have been experiencing strong asset growth—an area where valuation premiums looks stretched.

The largest sector net long exposures (greater than +10%) are in Healthcare Pharma/Equipment, Consumer Staples, IT, Transportation, and Energy Mid/Downstream. The largest net short exposures (less than -10%) exist in Commercial & Professional Services, Real Estate, Financials, and Chemical/Materials groups.

Our process aims to measure what the market is pricing in based on forward expectations—and the above tilts are dictated primarily by the disparities in those market-implied risk premiums—as well as risk balancing between the market and various sector/style tilts that tend to be correlated. The positions on the long side have a slightly more defensive nature than the short side, which is slightly offset by higher weight to longs versus shorts. Also, given the wide diversity of economically sensitive names on both sides, the Fund is not likely to have strong positive or negative exposure to a recession. The return sensitivity instead will come from any narrowing in the valuation gap between very high growth expensive names versus cheaper, slower growth, and quality names (as measured by cash flow and profitability).

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

150 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 7, 2003

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	1.1%
Archer-Daniels-Midland Co.	1.0%
Chevron Corp.	0.8%
Genesee & Wyoming, Inc. — Class A	0.8%
Exelon Corp.	0.8%
McKesson Corp.	0.8%
Exxon Mobil Corp.	0.8%
National Fuel Gas Co.	0.8%
Medtronic plc	0.8%
Portland General Electric Co.	0.8%
Top Ten Total	8.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Series Z (Alpha Opportunity Series)	(11.57%)	2.19%	9.94%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.87%	0.63%	0.37%
Morningstar Long/Short Equity Category Average	(6.19%)	1.25%	5.10%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

152 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

COMMON STOCKS† - 93.7%

Consumer, Non-cyclical - 28.4%
Archer-Daniels-Midland Co.	1,863	$76,327
McKesson Corp.	590	65,177
Medtronic plc[1]	683	62,126
Molson Coors Brewing Co. — Class B	1,075	60,372
Tyson Foods, Inc. — Class A	1,102	58,847
Cardinal Health, Inc.	1,314	58,604
Pfizer, Inc.	1,286	56,134
Amgen, Inc.	286	55,676
Anthem, Inc.[1]	196	51,475
Post Holdings, Inc.*	560	49,913
Kimberly-Clark Corp.[1]	437	49,792
Baxter International, Inc.[1]	717	47,193
Humana, Inc.[1]	162	46,410
Performance Food Group Co.*	1,312	42,338
CVS Health Corp.[1]	590	38,657
Western Union Co.	2,265	38,641
Central Garden & Pet Co. — Class A*	1,236	38,625
Mondelez International, Inc. — Class A1	939	37,588
Abbott Laboratories[1]	515	37,250
Sysco Corp.[1]	585	36,656
Premier, Inc. — Class A*	954	35,632
IQVIA Holdings, Inc.*	299	34,735
Thermo Fisher Scientific, Inc.[1]	152	34,016
UnitedHealth Group, Inc.	132	32,884
Kellogg Co.[1]	563	32,097
Procter & Gamble Co.[1]	342	31,437
Bio-Rad Laboratories, Inc. — Class A*	133	30,885
Molina Healthcare, Inc.*	264	30,682
Hill-Rom Holdings, Inc.	336	29,753
MEDNAX, Inc.*	900	29,700
Quest Diagnostics, Inc.	349	29,061
Ingredion, Inc.	306	27,968
Flowers Foods, Inc.	1,504	27,779
Bruker Corp.	815	24,262
McCormick & Company, Inc.	174	24,228
Laboratory Corporation of America Holdings*	184	23,250
Danaher Corp.[1]	224	23,099
CoreLogic, Inc.*	670	22,391
HCA Healthcare, Inc.[1]	177	22,028
US Foods Holding Corp.*	691	21,863
Innoviva, Inc.*	1,249	21,795
Sabre Corp.	902	19,519
Herbalife Nutrition Ltd.*	330	19,454
Kroger Co.[1]	697	19,167
Kraft Heinz Co.[1]	445	19,153
PepsiCo, Inc.[1]	172	19,003
AMERCO	57	18,702
AbbVie, Inc.	202	18,622
Merck & Company, Inc.[1]	241	18,415
Edwards Lifesciences Corp.*	120	18,380
ICU Medical, Inc.*	80	18,370
Amedisys, Inc.*	153	17,918
Brown-Forman Corp. — Class B1	375	17,842
Teleflex, Inc.	69	17,835
Universal Health Services, Inc. — Class B	153	17,834
Bristol-Myers Squibb Co.[1]	340	17,673
Cardtronics plc — Class A*	677	17,602
Hershey Co.[1]	163	17,470
Simply Good Foods Co.*	912	17,237
Colgate-Palmolive Co.[1]	289	17,201
Altria Group, Inc.[1]	346	17,089
Quanta Services, Inc.	565	17,007
CONMED Corp.	263	16,885
Biogen, Inc.*,1	56	16,852
IDEXX Laboratories, Inc.*	90	16,742
Mylan N.V.*,1	610	16,714
WellCare Health Plans, Inc.*,1	69	16,290
Ligand Pharmaceuticals, Inc. — Class B*	120	16,284
Zoetis, Inc.[1]	190	16,253
Darling Ingredients, Inc.*	842	16,200
Estee Lauder Companies, Inc. — Class A	124	16,132
PRA Health Sciences, Inc.*	175	16,093
Gilead Sciences, Inc.[1]	255	15,950
Vector Group Ltd.	1,594	15,510
Centene Corp.*	130	14,989
Pilgrim’s Pride Corp.*	950	14,735
Allergan plc[1]	110	14,703
Alexion Pharmaceuticals, Inc.*,1	151	14,701
Jazz Pharmaceuticals plc*	118	14,627
Catalent, Inc.*	468	14,592
Constellation Brands, Inc. — Class A1	89	14,313
Philip Morris International, Inc.	207	13,819
Total Consumer, Non-cyclical		2,291,223

Industrial - 17.9%
Genesee & Wyoming, Inc. — Class A*	895	66,248
Kansas City Southern[1]	606	57,843
Union Pacific Corp.	395	54,601
FedEx Corp.[1]	321	51,787
Regal Beloit Corp.	682	47,774
Eaton Corporation plc[1]	678	46,552
Cummins, Inc.[1]	323	43,166
Norfolk Southern Corp.[1]	279	41,722
TE Connectivity Ltd.[1]	527	39,857
Parker-Hannifin Corp.[1]	241	35,943
Caterpillar, Inc.[1]	281	35,707
Boise Cascade Co.	1,436	34,249
Arrow Electronics, Inc.*	444	30,614
EMCOR Group, Inc.	500	29,845
CSX Corp.	476	29,574
Avnet, Inc.	810	29,241
AECOM*	1,102	29,203
AGCO Corp.	500	27,835
Landstar System, Inc.	290	27,744
Masco Corp.[1]	914	26,725
J.B. Hunt Transport Services, Inc.	286	26,609
Gibraltar Industries, Inc.*	721	25,660
Jabil, Inc.	981	24,319
Corning, Inc.[1]	782	23,624

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

Expeditors International of Washington, Inc.	339	$23,082
Louisiana-Pacific Corp.	1,018	22,620
Trinseo S.A.	485	22,203
Snap-on, Inc.	145	21,067
Tech Data Corp.*	256	20,944
Greenbrier Companies, Inc.	491	19,414
Stericycle, Inc.*	526	19,299
Ryder System, Inc.	389	18,730
CH Robinson Worldwide, Inc.	217	18,248
Heartland Express, Inc.	989	18,099
Oshkosh Corp.	292	17,902
Trinity Industries, Inc.	851	17,522
Vishay Intertechnology, Inc.	968	17,434
Spirit AeroSystems Holdings, Inc. — Class A1	240	17,302
Sonoco Products Co.	325	17,267
Waters Corp.*,1	91	17,167
Old Dominion Freight Line, Inc.	137	16,918
Saia, Inc.*	300	16,746
Knight-Swift Transportation Holdings, Inc.	663	16,621
Werner Enterprises, Inc.	557	16,454
Gentex Corp.	811	16,390
EnerSys	211	16,376
Pentair plc	428	16,170
United Parcel Service, Inc. — Class B	165	16,092
Packaging Corporation of America	187	15,607
Schneider National, Inc. — Class B	834	15,571
Johnson Controls International plc	514	15,240
Belden, Inc.	359	14,995
Rexnord Corp.*	651	14,940
Textron, Inc.	322	14,809
Crane Co.	197	14,219
XPO Logistics, Inc.*	240	13,690
Total Industrial		1,445,580

Financial - 8.5%
Senior Housing Properties Trust REIT	4,412	51,709
Ventas, Inc. REIT	755	44,235
Medical Properties Trust, Inc. REIT	2,561	41,181
Apartment Investment & Management Co. — Class A REIT	919	40,326
Equity Commonwealth REIT	1,134	34,031
Park Hotels & Resorts, Inc. REIT	1,176	30,553
Allstate Corp.[1]	363	29,995
Hospitality Properties Trust REIT	1,239	29,587
Hartford Financial Services Group, Inc.[1]	632	28,092
Aflac, Inc.[1]	610	27,791
Host Hotels & Resorts, Inc. REIT[1]	1,636	27,272
Piedmont Office Realty Trust, Inc. — Class A REIT	1,444	24,606
Omega Healthcare Investors, Inc. REIT	674	23,691
Weingarten Realty Investors REIT	949	23,545
EPR Properties REIT	345	22,090
Franklin Resources, Inc.[1]	709	21,029
Prudential Financial, Inc.[1]	253	20,632
Brixmor Property Group, Inc. REIT	1,377	20,228
Lazard Ltd. — Class A	534	19,710
Visa, Inc. — Class A1	137	18,076
Travelers Companies, Inc.[1]	145	17,364
Northern Trust Corp.	202	16,885
Summit Hotel Properties, Inc. REIT	1,689	16,434
Principal Financial Group, Inc.[1]	365	16,122
JPMorgan Chase & Co.[1]	163	15,912
State Street Corp.[1]	252	15,894
Bank of New York Mellon Corp.[1]	173	8,143
Irish Bank Resolution Corporation Ltd.*,†††,2	16,638	—
Total Financial		685,133

Technology - 8.5%
Citrix Systems, Inc.[1]	400	40,984
HP, Inc.[1]	1,978	40,470
Amdocs Ltd.	638	37,374
DXC Technology Co.[1]	678	36,049
Intel Corp.[1]	665	31,208
Fidelity National Information Services, Inc.[1]	301	30,868
Cirrus Logic, Inc.*	928	30,791
Cognizant Technology Solutions Corp. — Class A1	482	30,598
Skyworks Solutions, Inc.[1]	424	28,417
QUALCOMM, Inc.	451	25,666
Leidos Holdings, Inc.	454	23,935
Oracle Corp.[1]	505	22,801
Paychex, Inc.[1]	346	22,542
MAXIMUS, Inc.	324	21,089
j2 Global, Inc.	302	20,953
Maxim Integrated Products, Inc.	371	18,865
ON Semiconductor Corp.*,1	1,135	18,739
Seagate Technology plc[1]	470	18,137
Accenture plc — Class A1	126	17,767
NetApp, Inc.[1]	297	17,722
Analog Devices, Inc.	206	17,681
Take-Two Interactive Software, Inc.*	167	17,191
Hewlett Packard Enterprise Co.	1,289	17,028
CDK Global, Inc.	354	16,949
Texas Instruments, Inc.	177	16,727
Broadridge Financial Solutions, Inc.[1]	166	15,977
Activision Blizzard, Inc.	340	15,834
Western Digital Corp.[1]	400	14,788
Icad, Inc.*	3,893	14,404
Total Technology		681,554

Consumer, Cyclical - 8.4%
Delta Air Lines, Inc.[1]	1,115	55,639
Southwest Airlines Co.[1]	761	35,371
BorgWarner, Inc.	992	34,462
United Continental Holdings, Inc.*	394	32,990
PACCAR, Inc.[1]	536	30,627
Allison Transmission Holdings, Inc.	679	29,815
JetBlue Airways Corp.*	1,712	27,495
Nu Skin Enterprises, Inc. — Class A	398	24,409
Alaska Air Group, Inc.[1]	399	24,279

154 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

Lions Gate Entertainment Corp. — Class A	1,490	$23,989
PulteGroup, Inc.	921	23,937
Copa Holdings S.A. — Class A	302	23,770
La-Z-Boy, Inc.	817	22,639
American Airlines Group, Inc.	652	20,936
Spirit Airlines, Inc.*	335	19,403
Meritor, Inc.*	1,094	18,499
Toll Brothers, Inc.	553	18,210
DR Horton, Inc.	515	17,850
Hyatt Hotels Corp. — Class A	261	17,644
NIKE, Inc. — Class B	237	17,571
Lowe’s Companies, Inc.	187	17,271
Lennar Corp. — Class A	433	16,952
General Motors Co.[1]	498	16,658
KB Home	853	16,292
TRI Pointe Group, Inc.*	1,469	16,056
Darden Restaurants, Inc.	159	15,878
Lear Corp.[1]	129	15,849
Delphi Technologies plc	1,040	14,893
Best Buy Company, Inc.	266	14,088
PVH Corp.	148	13,757
Total Consumer, Cyclical		677,229

Utilities - 7.5%
Exelon Corp.	1,464	66,026
National Fuel Gas Co.	1,221	62,491
Portland General Electric Co.	1,343	61,577
El Paso Electric Co.	1,126	56,446
UGI Corp.	946	50,469
PNM Resources, Inc.	1,222	50,212
OGE Energy Corp.	1,071	41,973
FirstEnergy Corp.[1]	993	37,287
AES Corp.	2,528	36,555
Entergy Corp.[1]	361	31,071
Consolidated Edison, Inc.[1]	340	25,996
Ameren Corp.[1]	383	24,983
NRG Energy, Inc.	574	22,731
Edison International	340	19,302
Pinnacle West Capital Corp.	200	17,040
Total Utilities		604,159

Communications - 6.1%
Verizon Communications, Inc.	1,525	85,735
Cisco Systems, Inc.[1]	1,217	52,733
Omnicom Group, Inc.[1]	636	46,580
Juniper Networks, Inc.[1]	1,116	30,032
InterDigital, Inc.	443	29,428
AMC Networks, Inc. — Class A*	510	27,989
Interpublic Group of Companies, Inc.	1,352	27,892
F5 Networks, Inc.*,1	159	25,763
Telephone & Data Systems, Inc.	741	24,112
Zayo Group Holdings, Inc.*	896	20,465
Shenandoah Telecommunications Co.	439	19,426
Scholastic Corp.	479	19,285
Alphabet, Inc. — Class C*	17	17,605
Sirius XM Holdings, Inc.	2,910	16,616
Facebook, Inc. — Class A*	125	16,386
TEGNA, Inc.	1,386	15,066
News Corp. — Class A	1,310	14,868
Total Communications		489,981

Energy - 5.3%
Chevron Corp.	620	67,450
Exxon Mobil Corp.	917	62,530
Phillips 66[1]	692	59,616
Valero Energy Corp.[1]	605	45,357
Occidental Petroleum Corp.[1]	695	42,659
ConocoPhillips[1]	445	27,746
ONEOK, Inc.	385	20,770
Murphy USA, Inc.*	224	17,167
Kinder Morgan, Inc.[1]	1,116	17,164
Williams Companies, Inc.[1]	735	16,207
Delek US Holdings, Inc.	485	15,767
HollyFrontier Corp.[1]	308	15,745
PBF Energy, Inc. — Class A	468	15,290
Total Energy		423,468

Basic Materials - 3.1%
Westlake Chemical Corp.[1]	668	44,201
Cabot Corp.	855	36,714
Eastman Chemical Co.[1]	455	33,265
Olin Corp.	1,425	28,657
LyondellBasell Industries N.V. — Class A1	304	25,281
International Paper Co.[1]	557	22,481
Huntsman Corp.	850	16,396
Chemours Co.	575	16,226
Celanese Corp. — Class A	178	16,015
Domtar Corp.	386	13,560
Total Basic Materials		252,796

Total Common Stocks
(Cost $8,548,820)		7,551,123

MONEY MARKET FUND† - 2.0%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Class 2.22%[3]	158,038	158,038
Total Money Market Fund
(Cost $158,038)		158,038

Total Investments - 95.7%
(Cost $8,706,858)		$7,709,161
Other Assets & Liabilities, net - 4.3%		347,180
Total Net Assets - 100.0%		$8,056,341

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 155

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES Z (ALPHA OPPORTUNITY SERIES)

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley	Alpha Opportunity Portfolio Long Custom Basket Swap[4]	2.80%	At Maturity	02/01/19	$2,980,829	$(351,576)

OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley	Alpha Opportunity Portfolio Short Custom Basket Swap[5]	(2.04%)	At Maturity	02/01/19	$8,775,282	$730,498

	Shares	Percent Notional Amount	Value and Unrealized Appreciation

CUSTOM BASKET OF LONG SECURITIES[4]
Verizon Communications, Inc.	598	1.14%	$3,904
Pfizer, Inc.	504	0.75%	3,312
UGI Corp.	407	0.74%	3,102
Exelon Corp.	510	0.78%	3,003
Portland General Electric Co.	495	0.76%	2,758
Procter & Gamble Co.	134	0.41%	2,744
Amgen, Inc.	112	0.73%	2,614
PNM Resources, Inc.	479	0.66%	2,535
Telephone & Data Systems, Inc.	290	0.32%	2,305
Medtronic plc	268	0.82%	2,083
Merck & Company, Inc.	94	0.24%	2,039
Cisco Systems, Inc.	477	0.69%	1,800
AES Corp.	991	0.48%	1,750
Ameren Corp.	150	0.33%	1,552
OGE Energy Corp.	420	0.55%	1,466
Kimberly-Clark Corp.	171	0.65%	1,465
Allison Transmission Holdings, Inc.	266	0.39%	1,208
Shenandoah Telecommunications Co.	172	0.26%	1,101
Innoviva, Inc.*	490	0.29%	1,095
Entergy Corp.	141	0.41%	1,033
Edison International	133	0.25%	971
Ventas, Inc.	296	0.58%	959
Kroger Co.	273	0.25%	927
Pinnacle West Capital Corp.	78	0.22%	789
McCormick & Company, Inc.	68	0.32%	767
Hershey Co.	64	0.23%	746
Apartment Investment & Management Co. — Class A	360	0.53%	692
Spirit Airlines, Inc.*	131	0.25%	680
WellCare Health Plans, Inc.*	27	0.21%	646
FirstEnergy Corp.	389	0.49%	610

			Value and Unrealized Appreciation (Depreciation)

EnerSys	82	0.21%	535
Herbalife Nutrition Ltd.*	129	0.26%	488
National Fuel Gas Co.	479	0.82%	405
QUALCOMM, Inc.	176	0.34%	395
PepsiCo, Inc.	67	0.25%	372
Icad, Inc.*	1,576	0.20%	307
Edwards Lifesciences Corp.*	47	0.24%	282
Cardtronics plc — Class A*	265	0.23%	266
AbbVie, Inc.	79	0.24%	256
Fidelity National Information Services, Inc.	118	0.41%	236
Juniper Networks, Inc.	437	0.39%	236
Simply Good Foods Co.*	358	0.23%	211
Omega Healthcare Investors, Inc.	264	0.31%	201
Central Garden & Pet Co. — Class A*	484	0.51%	200
TEGNA, Inc.	544	0.20%	139
Danaher Corp.	88	0.30%	125
NRG Energy, Inc.	225	0.30%	109
Darling Ingredients, Inc.*	330	0.21%	106
Consolidated Edison, Inc.	133	0.34%	94
Abbott Laboratories	202	0.49%	91
F5 Networks, Inc.*	62	0.34%	60
Genesee & Wyoming, Inc. — Class A*	351	0.87%	32
Lennar Corp. — Class A	170	0.22%	29
Bristol-Myers Squibb Co.	133	0.23%	24
NIKE, Inc. — Class B	93	0.23%	9
Teleflex, Inc.	27	0.23%	6
Corning, Inc.	307	0.31%	(62)
Lowe's Companies, Inc.	73	0.23%	(81)
Alphabet, Inc. — Class C*	6	0.21%	(103)
Aflac, Inc.	239	0.37%	(105)
Thermo Fisher Scientific, Inc.	59	0.44%	(138)
Visa, Inc. — Class A	54	0.24%	(167)
MAXIMUS, Inc.	127	0.28%	(192)

156 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percent Notional Amount	Value and Unrealized Depreciation

Medical Properties Trust, Inc.	1,004	0.54%	$(194)
Zoetis, Inc.	74	0.21%	(198)
Amedisys, Inc.*	60	0.24%	(199)
Jabil, Inc.	385	0.32%	(236)
United Continental Holdings, Inc.*	154	0.43%	(255)
AMC Networks, Inc. — Class A*	200	0.37%	(269)
Waters Corp.*	35	0.22%	(269)
AMERCO	22	0.24%	(270)
Omnicom Group, Inc.	249	0.61%	(271)
Maxim Integrated Products, Inc.	145	0.25%	(280)
CDK Global, Inc.	139	0.22%	(282)
US Foods Holding Corp.*	271	0.29%	(317)
Snap-on, Inc.	57	0.28%	(320)
ICU Medical, Inc.*	31	0.24%	(356)
j2 Global, Inc.	118	0.27%	(362)
Bank of New York Mellon Corp.	67	0.11%	(364)
Brixmor Property Group, Inc.	540	0.27%	(366)
Brown-Forman Corp. — Class B	147	0.23%	(370)
Landstar System, Inc.	114	0.37%	(376)
Ingredion, Inc.	120	0.37%	(383)
Vishay Intertechnology, Inc.	380	0.23%	(386)
Sonoco Products Co.	127	0.23%	(402)
Biogen, Inc.*	22	0.22%	(411)
Take-Two Interactive Software, Inc.*	65	0.22%	(419)
Colgate-Palmolive Co.	113	0.23%	(425)
Flowers Foods, Inc.	590	0.37%	(436)
CONMED Corp.	103	0.22%	(466)
Oracle Corp.	198	0.30%	(474)
Equity Commonwealth	445	0.45%	(484)
Toll Brothers, Inc.	217	0.24%	(485)
Analog Devices, Inc.	80	0.23%	(486)
Northern Trust Corp.	79	0.22%	(488)
El Paso Electric Co.	441	0.74%	(511)
HCA Healthcare, Inc.	69	0.29%	(525)
Travelers Companies, Inc.	57	0.23%	(526)
Hill-Rom Holdings, Inc.	132	0.39%	(526)
CVS Health Corp.	231	0.51%	(562)
Facebook, Inc. — Class A*	49	0.22%	(571)
CH Robinson Worldwide, Inc.	85	0.24%	(580)
Estee Lauder Companies, Inc. — Class A	48	0.21%	(588)
PRA Health Sciences, Inc.*	68	0.21%	(616)
Gibraltar Industries, Inc.*	283	0.34%	(624)
Paychex, Inc.	135	0.30%	(638)
Sirius XM Holdings, Inc.	1,141	0.22%	(641)
Old Dominion Freight Line, Inc.	54	0.22%	(663)
EPR Properties	135	0.29%	(665)
Expeditors International of Washington, Inc.	133	0.30%	(671)
JPMorgan Chase & Co.	64	0.21%	(674)
Heartland Express, Inc.	388	0.24%	(677)
Performance Food Group Co.*	514	0.56%	(693)
UnitedHealth Group, Inc.	51	0.43%	(694)
Universal Health Services, Inc. — Class B	60	0.23%	(698)
Alaska Air Group, Inc.	156	0.32%	(728)
Scholastic Corp.	188	0.25%	(740)
United Parcel Service, Inc. — Class B	64	0.21%	(747)
PulteGroup, Inc.	361	0.31%	(756)
ConocoPhillips	174	0.36%	(761)
IQVIA Holdings, Inc.*	117	0.46%	(775)
Johnson Controls International plc	201	0.20%	(789)
Activision Blizzard, Inc.	133	0.21%	(791)
Murphy USA, Inc.*	88	0.23%	(812)
NetApp, Inc.	116	0.23%	(822)
Eaton Corporation plc	266	0.61%	(826)
Sabre Corp.	354	0.26%	(853)
Anthem, Inc.	76	0.67%	(859)
Darden Restaurants, Inc.	62	0.21%	(862)
Franklin Resources, Inc.	278	0.28%	(869)
Hyatt Hotels Corp. — Class A	102	0.23%	(887)
Texas Instruments, Inc.	69	0.22%	(894)
Premier, Inc. — Class A*	374	0.47%	(941)
Gilead Sciences, Inc.	100	0.21%	(952)
Pentair plc	167	0.21%	(956)
Saia, Inc.*	118	0.22%	(959)
Altria Group, Inc.	136	0.23%	(960)
Gentex Corp.	318	0.22%	(973)
Centene Corp.*	51	0.20%	(982)
Interpublic Group of Companies, Inc.	530	0.37%	(993)
Kinder Morgan, Inc.	438	0.23%	(995)
Bruker Corp.	319	0.32%	(1,002)
Allergan plc	43	0.19%	(1,005)
Accenture plc — Class A	49	0.23%	(1,023)
La-Z-Boy, Inc.	320	0.30%	(1,028)
ONEOK, Inc.	151	0.27%	(1,033)
Pilgrim's Pride Corp.*	372	0.19%	(1,053)
Quanta Services, Inc.	222	0.22%	(1,054)
Piedmont Office Realty Trust, Inc. — Class A	566	0.32%	(1,066)
Citrix Systems, Inc.	157	0.54%	(1,084)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 157

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percent Notional Amount	Value and Unrealized Depreciation

Delek US Holdings, Inc.	190	0.21%	$(1,100)
Norfolk Southern Corp.	109	0.55%	(1,109)
DR Horton, Inc.	202	0.23%	(1,146)
Park Hotels & Resorts, Inc.	461	0.40%	(1,161)
Tech Data Corp.*	100	0.27%	(1,171)
Post Holdings, Inc.*	219	0.65%	(1,199)
Intel Corp.	260	0.41%	(1,218)
Baxter International, Inc.	281	0.62%	(1,221)
Ryder System, Inc.	152	0.25%	(1,231)
Mondelez International, Inc. — Class A	368	0.49%	(1,244)
Schneider National, Inc. — Class B	327	0.20%	(1,246)
Crane Co.	77	0.19%	(1,279)
Broadridge Financial Solutions, Inc.	65	0.21%	(1,282)
Trinity Industries, Inc.	334	0.23%	(1,284)
Oshkosh Corp.	114	0.23%	(1,307)
TRI Pointe Group, Inc.*	576	0.21%	(1,310)
American Airlines Group, Inc.	256	0.28%	(1,323)
Humana, Inc.	63	0.61%	(1,362)
Sysco Corp.	229	0.48%	(1,364)
Textron, Inc.	126	0.19%	(1,375)
Catalent, Inc.*	183	0.19%	(1,410)
General Motors Co.	195	0.22%	(1,411)
J.B. Hunt Transport Services, Inc.	112	0.35%	(1,501)
Philip Morris International, Inc.	81	0.18%	(1,507)
Allstate Corp.	142	0.39%	(1,532)
Domtar Corp.	151	0.18%	(1,553)
Regal Beloit Corp.	267	0.63%	(1,555)
Kansas City Southern	237	0.76%	(1,571)
Caterpillar, Inc.	110	0.47%	(1,574)
Arrow Electronics, Inc.*	174	0.40%	(1,584)
KB Home	335	0.21%	(1,611)
Rexnord Corp.*	255	0.20%	(1,624)
Quest Diagnostics, Inc.	137	0.38%	(1,628)
Werner Enterprises, Inc.	218	0.22%	(1,643)
Hewlett Packard Enterprise Co.	506	0.22%	(1,677)
Archer-Daniels-Midland Co.	731	1.00%	(1,679)
Celanese Corp. — Class A	70	0.21%	(1,702)
Chevron Corp.	243	0.89%	(1,703)
Weingarten Realty Investors	372	0.31%	(1,705)
Hartford Financial Services Group, Inc.	248	0.37%	(1,742)
Delta Air Lines, Inc.	437	0.73%	(1,747)
CSX Corp.	187	0.39%	(1,779)
Constellation Brands, Inc. — Class A	35	0.19%	(1,820)
Williams Companies, Inc.	288	0.21%	(1,832)
Alexion Pharmaceuticals, Inc.*	59	0.19%	(1,839)
Jazz Pharmaceuticals plc*	46	0.19%	(1,854)
Spirit AeroSystems Holdings, Inc. — Class A	94	0.23%	(1,866)
Stericycle, Inc.*	206	0.25%	(1,869)
Union Pacific Corp.	155	0.72%	(1,874)
Avnet, Inc.	318	0.39%	(1,888)
Molina Healthcare, Inc.*	103	0.40%	(1,897)
Meritor, Inc.*	429	0.24%	(1,907)
Parker-Hannifin Corp.	94	0.47%	(1,960)
EMCOR Group, Inc.	196	0.39%	(1,964)
Knight-Swift Transportation Holdings, Inc.	260	0.22%	(1,979)
XPO Logistics, Inc.*	94	0.18%	(1,996)
IDEXX Laboratories, Inc.*	35	0.22%	(1,999)
AGCO Corp.	196	0.37%	(2,037)
Packaging Corporation of America	73	0.20%	(2,039)
Amdocs Ltd.	250	0.49%	(2,047)
Leidos Holdings, Inc.	178	0.31%	(2,072)
InterDigital, Inc.	173	0.39%	(2,092)
Prudential Financial, Inc.	99	0.27%	(2,118)
Hospitality Properties Trust	486	0.39%	(2,175)
JetBlue Airways Corp.*	671	0.36%	(2,224)
Western Union Co.	888	0.51%	(2,232)
Louisiana-Pacific Corp.	399	0.30%	(2,241)
Principal Financial Group, Inc.	143	0.21%	(2,246)
Lazard Ltd. — Class A	209	0.26%	(2,293)
Nu Skin Enterprises, Inc. — Class A	156	0.32%	(2,311)
Summit Hotel Properties, Inc.	662	0.22%	(2,331)
State Street Corp.	98	0.21%	(2,333)
HollyFrontier Corp.	120	0.21%	(2,374)
Best Buy Company, Inc.	104	0.18%	(2,399)
Greenbrier Companies, Inc.	192	0.25%	(2,412)
News Corp. — Class A	514	0.20%	(2,475)
PBF Energy, Inc. — Class A	183	0.20%	(2,483)
PVH Corp.	58	0.18%	(2,520)
Kraft Heinz Co.	174	0.25%	(2,548)
HP, Inc.	776	0.53%	(2,561)
International Paper Co.	218	0.30%	(2,584)
Laboratory Corporation of America Holdings*	72	0.31%	(2,611)
Mylan N.V.*	239	0.22%	(2,732)
Kellogg Co.	220	0.42%	(2,793)
Vector Group Ltd.	625	0.20%	(2,804)
Lear Corp.	50	0.21%	(2,810)

158 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percent Notional Amount	Value and Unrealized Depreciation

Cognizant Technology Solutions Corp. — Class A	189	0.40%	$(2,818)
Seagate Technology plc	184	0.24%	(2,853)
PACCAR, Inc.	210	0.40%	(2,865)
Bio-Rad Laboratories, Inc. — Class A*	52	0.41%	(3,007)
Masco Corp.	358	0.35%	(3,008)
Host Hotels & Resorts, Inc.	642	0.36%	(3,010)
BorgWarner, Inc.	389	0.45%	(3,024)
ON Semiconductor Corp.*	445	0.25%	(3,028)
Cummins, Inc.	126	0.56%	(3,266)
Exxon Mobil Corp.	360	0.82%	(3,292)
Cirrus Logic, Inc.*	364	0.41%	(3,295)
LyondellBasell Industries N.V. — Class A	119	0.33%	(3,322)
Southwest Airlines Co.	298	0.46%	(3,362)
AECOM*	432	0.38%	(3,454)
CoreLogic, Inc.*	262	0.29%	(3,493)
TE Connectivity Ltd.	206	0.52%	(3,528)
MEDNAX, Inc.*	353	0.39%	(3,538)
Huntsman Corp.	333	0.22%	(3,586)
Skyworks Solutions, Inc.	166	0.37%	(3,632)
Copa Holdings S.A. — Class A	118	0.31%	(3,664)
Ligand Pharmaceuticals, Inc. — Class B*	47	0.21%	(3,716)
Occidental Petroleum Corp.	272	0.56%	(4,031)
Molson Coors Brewing Co. — Class B	421	0.79%	(4,063)
Chemours Co.	225	0.21%	(4,134)
Belden, Inc.	141	0.20%	(4,179)
Zayo Group Holdings, Inc.*	351	0.27%	(4,193)
Lions Gate Entertainment Corp. — Class A	584	0.32%	(4,407)
Trinseo S.A.	190	0.29%	(4,773)
Eastman Chemical Co.	178	0.44%	(4,933)
Westlake Chemical Corp.	262	0.58%	(5,080)
Olin Corp.	559	0.38%	(5,153)
Valero Energy Corp.	237	0.60%	(5,254)
Cabot Corp.	335	0.48%	(5,283)
Western Digital Corp.	157	0.19%	(5,285)
McKesson Corp.	378	1.40%	(5,989)
Phillips 66	271	0.78%	(6,400)
Delphi Technologies plc	408	0.20%	(6,403)
Boise Cascade Co.	563	0.45%	(6,527)
DXC Technology Co.	266	0.47%	(6,563)
Tyson Foods, Inc. — Class A	432	0.77%	(6,903)

			Value and Unrealized Appreciation (Depreciation)

Cardinal Health, Inc.	756	1.13%	(7,731)
Senior Housing Properties Trust	1,731	0.68%	(8,067)
FedEx Corp.	126	0.68%	(9,203)
Total Custom Basket of Long Securities			(351,576)

CUSTOM BASKET OF SHORT SECURITIES[5]
Sensient Technologies Corp.	(1,427)	(0.92%)	27,850
Southern Copper Corp.	(1,981)	(0.70%)	24,700
Compass Minerals International, Inc.	(907)	(0.44%)	24,180
Equifax, Inc.	(575)	(0.62%)	22,015
Texas Capital Bancshares, Inc.*	(409)	(0.25%)	17,439
Goldman Sachs Group, Inc.	(203)	(0.39%)	15,572
National Oilwell Varco, Inc.	(930)	(0.27%)	14,875
First Horizon National Corp.	(2,932)	(0.44%)	14,825
ASGN, Inc.*	(971)	(0.60%)	14,735
WPX Energy, Inc.*	(1,893)	(0.24%)	14,590
Leggett & Platt, Inc.	(1,770)	(0.72%)	13,763
Sterling Bancorp	(1,564)	(0.29%)	12,555
Howard Hughes Corp.*	(459)	(0.51%)	12,275
Healthcare Services Group, Inc.	(1,254)	(0.57%)	12,247
Multi-Color Corp.	(419)	(0.17%)	12,199
PolyOne Corp.	(1,006)	(0.33%)	11,875
Wabtec Corp.	(301)	(0.24%)	11,619
Core Laboratories N.V.	(480)	(0.33%)	11,551
Scotts Miracle-Gro Co. — Class A	(690)	(0.48%)	11,180
Balchem Corp.	(1,123)	(1.00%)	11,126
Polaris Industries, Inc.	(452)	(0.39%)	10,505
Valley National Bancorp	(2,745)	(0.28%)	10,250
Royal Caribbean Cruises Ltd.	(552)	(0.62%)	10,148
Marriott International, Inc. — Class A	(380)	(0.47%)	10,068
Steven Madden Ltd.	(2,084)	(0.72%)	9,816
Corporate Office Properties Trust	(1,227)	(0.29%)	9,689
Pinnacle Financial Partners, Inc.	(534)	(0.28%)	9,562
Charles Schwab Corp.	(856)	(0.41%)	9,405
Invitation Homes, Inc.	(3,507)	(0.80%)	9,315
Associated Banc-Corp.	(1,129)	(0.25%)	9,173
General Dynamics Corp.	(264)	(0.47%)	8,942
Douglas Emmett, Inc.	(1,963)	(0.76%)	8,813
Paramount Group, Inc.	(3,346)	(0.48%)	8,742
KeyCorp	(1,353)	(0.23%)	8,631
Guidewire Software, Inc.*	(487)	(0.45%)	8,548
Hanesbrands, Inc.	(1,580)	(0.23%)	8,262

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percent Notional Amount	Value and Unrealized Appreciation

NewMarket Corp.	(309)	(1.45%)	$8,019
WR Grace & Co.	(1,359)	(1.01%)	7,789
Eaton Vance Corp.	(709)	(0.28%)	7,771
Robert Half International, Inc.	(400)	(0.26%)	7,756
Mobile Mini, Inc.	(668)	(0.24%)	7,644
Commercial Metals Co.	(1,525)	(0.28%)	7,368
Ulta Beauty, Inc.*	(159)	(0.44%)	7,268
Graphic Packaging Holding Co.	(2,920)	(0.35%)	7,248
HB Fuller Co.	(962)	(0.47%)	7,147
Equinix, Inc.	(109)	(0.44%)	7,043
Vulcan Materials Co.	(238)	(0.27%)	7,026
Allegheny Technologies, Inc.*	(1,968)	(0.49%)	6,952
People's United Financial, Inc.	(1,570)	(0.26%)	6,780
Martin Marietta Materials, Inc.	(136)	(0.27%)	6,763
Pioneer Natural Resources Co.	(304)	(0.46%)	6,741
First Republic Bank	(602)	(0.60%)	6,740
Tetra Tech, Inc.	(1,459)	(0.86%)	6,738
Xylem, Inc.	(833)	(0.63%)	6,717
Vornado Realty Trust	(659)	(0.47%)	6,477
LKQ Corp.*	(1,606)	(0.43%)	6,468
Albemarle Corp.	(252)	(0.22%)	6,385
Northrop Grumman Corp.	(96)	(0.27%)	6,295
Old National Bancorp	(1,356)	(0.24%)	5,870
Jacobs Engineering Group, Inc.	(357)	(0.24%)	5,803
Netflix, Inc.*	(85)	(0.26%)	5,755
BB&T Corp.	(634)	(0.31%)	5,743
Whirlpool Corp.	(214)	(0.26%)	5,679
Huntington Bancshares, Inc.	(1,656)	(0.22%)	5,667
Choice Hotels International, Inc.	(625)	(0.51%)	5,506
Grand Canyon Education, Inc.*	(198)	(0.22%)	5,490
Covanta Holding Corp.	(1,609)	(0.25%)	5,438
Washington Federal, Inc.	(901)	(0.27%)	5,337
Fifth Third Bancorp	(900)	(0.24%)	5,334
Signature Bank	(240)	(0.28%)	5,309
AMETEK, Inc.	(616)	(0.48%)	5,098
New York Community Bancorp, Inc.	(2,599)	(0.28%)	5,093
U.S. Bancorp	(590)	(0.31%)	5,087
Wolverine World Wide, Inc.	(791)	(0.29%)	5,077
Roper Technologies, Inc.	(174)	(0.53%)	4,992
Ross Stores, Inc.	(385)	(0.37%)	4,892
Boston Properties, Inc.	(475)	(0.61%)	4,826
Sotheby's*	(633)	(0.29%)	4,728
Terreno Realty Corp.	(2,251)	(0.90%)	4,638
CarMax, Inc.*	(381)	(0.27%)	4,578
US Ecology, Inc.	(357)	(0.26%)	4,573
Markel Corp.*	(62)	(0.73%)	4,572
Silgan Holdings, Inc.	(1,332)	(0.36%)	4,509
Ally Financial, Inc.	(1,082)	(0.28%)	4,508
Crown Holdings, Inc.*	(610)	(0.29%)	4,455
Capitol Federal Financial, Inc.	(5,219)	(0.76%)	4,415
Adtalem Global Education, Inc.*	(432)	(0.23%)	4,368
Allegion plc	(492)	(0.45%)	4,364
IBERIABANK Corp.	(378)	(0.28%)	4,326
American Homes 4 Rent — Class A	(1,742)	(0.39%)	4,314
Harley-Davidson, Inc.	(600)	(0.23%)	4,260
Sealed Air Corp.	(702)	(0.28%)	3,922
Alexandria Real Estate Equities, Inc.	(421)	(0.55%)	3,917
IHS Markit Ltd.*	(1,492)	(0.82%)	3,891
Viad Corp.	(492)	(0.28%)	3,836
Prologis, Inc.	(470)	(0.31%)	3,727
Floor & Decor Holdings, Inc. — Class A*	(523)	(0.15%)	3,673
Camden Property Trust	(583)	(0.58%)	3,621
Retail Opportunity Investments Corp.	(3,160)	(0.57%)	3,476
General Mills, Inc.	(548)	(0.24%)	3,379
Empire State Realty Trust, Inc. — Class A	(2,641)	(0.43%)	3,326
Omnicell, Inc.*	(380)	(0.27%)	3,304
Cheesecake Factory, Inc.	(488)	(0.24%)	3,143
PPG Industries, Inc.	(336)	(0.39%)	3,093
Intuit, Inc.	(200)	(0.45%)	3,075
Palo Alto Networks, Inc.*	(143)	(0.31%)	3,067
Honeywell International, Inc.	(210)	(0.32%)	3,014
Haemonetics Corp.*	(235)	(0.27%)	2,980
Texas Roadhouse, Inc. — Class A	(806)	(0.55%)	2,961
Bio-Techne Corp.	(154)	(0.25%)	2,879
Costco Wholesale Corp.	(230)	(0.53%)	2,868
Service Corporation International	(774)	(0.36%)	2,726
RPM International, Inc.	(1,142)	(0.76%)	2,660
Marsh & McLennan Companies, Inc.	(348)	(0.32%)	2,592
Dunkin' Brands Group, Inc.	(345)	(0.25%)	2,506
Regency Centers Corp.	(437)	(0.29%)	2,475
West Pharmaceutical Services, Inc.	(234)	(0.26%)	2,407
Team, Inc.*	(2,089)	(0.35%)	2,348
Becton Dickinson and Co.	(186)	(0.48%)	2,266
Tesla, Inc.*	(123)	(0.47%)	2,226

160 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percent Notional Amount	Value and Unrealized Appreciation

Chemed Corp.	(82)	(0.26%)	$2,078
Amazon.com, Inc.*	(23)	(0.39%)	2,067
Kilroy Realty Corp.	(749)	(0.54%)	2,041
Tractor Supply Co.	(283)	(0.27%)	2,013
Liberty Property Trust	(1,059)	(0.51%)	1,966
Gentherm, Inc.*	(564)	(0.26%)	1,948
Fastenal Co.	(456)	(0.27%)	1,925
Atmos Energy Corp.	(668)	(0.71%)	1,858
GCP Applied Technologies, Inc.*	(938)	(0.26%)	1,843
Arthur J Gallagher & Co.	(533)	(0.45%)	1,834
MGM Resorts International	(969)	(0.27%)	1,782
Boeing Co.	(101)	(0.37%)	1,722
Sherwin-Williams Co.	(77)	(0.35%)	1,714
iRobot Corp.*	(273)	(0.26%)	1,695
South Jersey Industries, Inc.	(1,119)	(0.35%)	1,661
Booking Holdings, Inc.*	(14)	(0.27%)	1,653
Sempra Energy	(375)	(0.46%)	1,632
ABM Industries, Inc.	(829)	(0.30%)	1,558
Axalta Coating Systems Ltd.*	(1,000)	(0.27%)	1,545
Genuine Parts Co.	(562)	(0.61%)	1,462
Six Flags Entertainment Corp.	(439)	(0.28%)	1,435
Healthcare Trust of America, Inc. — Class A	(2,630)	(0.76%)	1,390
Hawaiian Electric Industries, Inc.	(1,764)	(0.74%)	1,372
AutoNation, Inc.*	(635)	(0.26%)	1,315
Air Products & Chemicals, Inc.	(307)	(0.56%)	1,261
Asbury Automotive Group, Inc.*	(358)	(0.27%)	1,197
TopBuild Corp.*	(498)	(0.26%)	1,185
McDonald's Corp.	(227)	(0.46%)	1,149
Everest Re Group Ltd.	(126)	(0.31%)	1,128
3M Co.	(128)	(0.28%)	1,117
Linde plc	(159)	(0.28%)	1,074
Domino's Pizza, Inc.	(95)	(0.27%)	1,073
Starbucks Corp.	(435)	(0.32%)	1,026
Royal Gold, Inc.	(623)	(0.61%)	974
Meredith Corp.	(883)	(0.52%)	931
Vail Resorts, Inc.	(96)	(0.23%)	903
Pool Corp.	(304)	(0.51%)	897
Physicians Realty Trust	(2,017)	(0.37%)	876
Clorox Co.	(156)	(0.27%)	864
Mettler-Toledo International, Inc.*	(43)	(0.28%)	697
STORE Capital Corp.	(1,238)	(0.40%)	690
Cannae Holdings, Inc.*	(1,954)	(0.38%)	686
Berry Global Group, Inc.*	(538)	(0.29%)	660
Insulet Corp.*	(309)	(0.28%)	647

			Value and Unrealized Appreciation (Depreciation)

Cable One, Inc.	(29)	(0.27%)	598
Public Storage	(162)	(0.37%)	563
Tyler Technologies, Inc.*	(195)	(0.41%)	535
Hilton Worldwide Holdings, Inc.	(704)	(0.58%)	315
MSA Safety, Inc.	(357)	(0.38%)	312
Monolithic Power Systems, Inc.	(354)	(0.47%)	299
O'Reilly Automotive, Inc.*	(70)	(0.27%)	123
FireEye, Inc.*	(1,731)	(0.32%)	64
Pegasystems, Inc.	(702)	(0.38%)	31
Republic Services, Inc. — Class A	(782)	(0.64%)	12
Waste Management, Inc.	(436)	(0.44%)	8
NiSource, Inc.	(1,572)	(0.45%)	(25)
Rexford Industrial Realty, Inc.	(1,717)	(0.58%)	(29)
Crown Castle International Corp.	(435)	(0.54%)	(77)
National Retail Properties, Inc.	(612)	(0.34%)	(234)
salesforce.com, Inc.*	(535)	(0.84%)	(253)
Equity Residential	(619)	(0.47%)	(274)
Aon plc	(159)	(0.26%)	(315)
Coca-Cola Co.	(500)	(0.27%)	(341)
AptarGroup, Inc.	(244)	(0.26%)	(342)
Intercontinental Exchange, Inc.	(419)	(0.36%)	(369)
Axis Capital Holdings Ltd.	(831)	(0.49%)	(568)
Federal Realty Investment Trust	(219)	(0.29%)	(608)
Incyte Corp.*	(392)	(0.28%)	(640)
Wayfair, Inc. — Class A*	(269)	(0.28%)	(648)
CoStar Group, Inc.*	(128)	(0.49%)	(790)
Digital Realty Trust, Inc.	(424)	(0.51%)	(816)
TransUnion	(389)	(0.25%)	(910)
MarketAxess Holdings, Inc.	(144)	(0.35%)	(930)
Essex Property Trust, Inc.	(211)	(0.59%)	(982)
AvalonBay Communities, Inc.	(269)	(0.53%)	(999)
Hormel Foods Corp.	(1,222)	(0.59%)	(1,154)
ServiceNow, Inc.*	(170)	(0.34%)	(1,215)
Deere & Co.	(282)	(0.48%)	(1,221)
SBA Communications Corp.*	(254)	(0.47%)	(1,400)
TransDigm Group, Inc.*	(155)	(0.60%)	(1,505)
White Mountains Insurance Group Ltd.	(73)	(0.71%)	(1,513)
Dominion Energy, Inc.	(506)	(0.41%)	(1,581)
Alliant Energy Corp.	(872)	(0.42%)	(1,744)
American Campus Communities, Inc.	(1,336)	(0.63%)	(1,954)
Alleghany Corp.	(45)	(0.32%)	(1,981)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 161

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percent Notional Amount	Value and Unrealized Depreciation

Glacier Bancorp, Inc.	(756)	(0.34%)	$(3,136)
Church & Dwight Company, Inc.	(381)	(0.29%)	(3,259)
MSCI, Inc. — Class A	(202)	(0.34%)	(3,784)
Cintas Corp.	(221)	(0.42%)	(3,879)
Welltower, Inc.	(746)	(0.59%)	(4,644)
Ultimate Software Group, Inc.*	(130)	(0.36%)	(5,005)
HCP, Inc.	(1,448)	(0.46%)	(5,351)
Eversource Energy	(826)	(0.61%)	(5,695)
Copart, Inc.*	(511)	(0.28%)	(5,720)
EastGroup Properties, Inc.	(697)	(0.73%)	(5,930)
Workday, Inc. — Class A*	(222)	(0.40%)	(6,158)
Sun Communities, Inc.	(1,002)	(1.16%)	(6,172)
Cornerstone OnDemand, Inc.*	(521)	(0.30%)	(6,273)

			Value and Unrealized Appreciation (Depreciation)

American Tower Corp. — Class A	(339)	(0.61%)	(6,433)
Equity LifeStyle Properties, Inc.	(939)	(1.04%)	(6,700)
UDR, Inc.	(1,178)	(0.53%)	(7,376)
SPS Commerce, Inc.*	(342)	(0.32%)	(7,775)
American Water Works Company, Inc.	(786)	(0.81%)	(8,324)
Ecolab, Inc.	(362)	(0.61%)	(8,374)
Realty Income Corp.	(1,161)	(0.83%)	(10,219)
RLI Corp.	(1,060)	(0.83%)	(10,344)
Verisk Analytics, Inc. — Class A*	(643)	(0.80%)	(11,697)
Rollins, Inc.	(3,117)	(1.28%)	(16,462)
Exponent, Inc.	(2,068)	(1.20%)	(18,915)
Total Custom Basket of Short Securities			730,498

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at December 31, 2018.
[2]	Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued securities amounts to $0, (cost $101,261) or 0.0% of total net assets.
[3]	Rate indicated is the 7-day yield as of December 31, 2018.
[4]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2018.
[5]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

162 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
SERIES Z (ALPHA OPPORTUNITY SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$7,551,123	$—	$—	*	$7,551,123
Money Market Fund	158,038	—	—		158,038
Custom Basket Swap Agreements**	—	730,498	—		730,498
Total Assets	$7,709,161	$730,498	$—		$8,439,659

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Custom Basket Swap Agreements**	$—	$351,576	$—		$351,576

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 163

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $8,706,858)	$7,709,161
Unrealized appreciation on swap agreements	730,498
Prepaid expenses	4,314
Receivables:
Dividends	14,097
Investment Adviser	6.890
Swap settlement	937
Interest	293
Fund shares sold	57
Total assets	8,466,247

Liabilities:
Overdraft due to custodian bank	954
Unrealized depreciation on swap agreements	351,576
Payable for:
Professional fees	27,111
Transfer agent/maintenance fees	4,174
Distribution and service fees	1,622
Trustees’ fees*	845
Fund shares redeemed	801
Miscellaneous	22,823
Total liabilities	409,906
Commitments and contingent liabilities (Note 15)	—
Net assets	$8,056,341

Net assets consist of:
Paid in capital	$9,281,064
Total distributable earnings (loss)	(1,224,723)
Net assets	$8,056,341
Capital shares outstanding	527,522
Net asset value per share	$15.27

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $88)	$215,807
Interest	6,087
Total investment income	221,894

Expenses:
Management fees	90,373
Distribution and service fees	25,104
Transfer agent/maintenance fees	25,213
Professional fees	31,861
Fund accounting/administration fees	24,999
Trustees’ fees*	15,894
Custodian fees	11,001
Line of credit fees	710
Miscellaneous	22,867
Total expenses	248,022
Less:
Expenses reimbursed by Adviser	(9,281)
Expenses waived by Adviser	(38,608)
Total waived/reimbursed expenses	(47,889)
Net expenses	200,133
Net investment income	21,761

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	956,643
Swap agreements	(1,560,948)
Net realized loss	(604,305)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,803,968)
Swap agreements	1,099,195
Net change in unrealized appreciation (depreciation)	(704,773)
Net realized and unrealized loss	(1,309,078)
Net decrease in net assets resulting from operations	$(1,287,317)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

164 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$21,761	$(28,603)
Net realized gain (loss) on investments	(604,305)	1,207,189
Net change in unrealized appreciation (depreciation) on investments	(704,773)	(306,349)
Net increase (decrease) in net assets resulting from operations	(1,287,317)	872,237

Distributions to shareholders	(1,239,887)	—

Capital share transactions:
Proceeds from sale of shares	242,866	233,931
Distributions reinvested	1,239,887	—
Cost of shares redeemed	(3,215,853)	(1,981,860)
Net decrease from capital share transactions	(1,733,100)	(1,747,929)
Net decrease in net assets	(4,260,304)	(875,692)

Net assets:
Beginning of year	12,316,645	13,192,337
End of year	$8,056,341	$12,316,645

Capital share activity:
Shares sold	14,248	12,271
Shares issued from reinvestment of distributions	78,723	—
Shares redeemed	(179,652)	(103,565)
Net decrease in shares	(86,681)	(91,294)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 165

SERIES Z (ALPHA OPPORTUNITY SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$20.05	$18.70	$16.59	$27.33	$25.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.04)	(.21)	(.43)	(.43)
Net gain (loss) on investments (realized and unrealized)	(2.28)	1.39	2.32	(.69)	2.76
Total from investment operations	(2.24)	1.35	2.11	(1.12)	2.33
Less distributions from:
Net realized gains	(2.54)	—	—	(9.62)	—
Total distributions	(2.54)	—	—	(9.62)	—
Net asset value, end of period	$15.27	$20.05	$18.70	$16.59	$27.33

Total Return[b]	(11.57%)	7.22%	12.79%	(4.69%)	9.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,056	$12,317	$13,192	$12,548	$15,611
Ratios to average net assets:
Net investment income (loss)	0.22%	(0.23%)	(1.18%)	(2.03%)	(1.65%)
Total expenses	2.47%	2.48%	2.92%	3.54%	2.71%
Net expenses[c,d,e]	1.99%	2.22%	2.92%	3.46%	2.33%
Portfolio turnover rate	219%	182%	198%	446%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
1.99%	2.13%	2.35%	2.35%	2.32%

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/18	12/31/17	12/31/16
—	0.15%	—

166 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately. At December 31, 2018, the Trust consisted of fourteen funds.

This report covers the Series A (StylePlus—Large Core Series), Series B (Large Cap Value Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (StylePlus—Mid Growth Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (Mid Cap Value Series), Series X (StylePlus—Small Growth Series), Series Y (StylePlus—Large Growth Series) and Series Z (Alpha Opportunity Series) (the “Funds”), each a diversified investment company.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments (“GI”), provide advisory services. GPIM provides advisory services to Series F (Floating Rate Strategies Series) and Security Investors, LLC provides advisory services to the remaining Funds covered in this report. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors

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NOTES TO FINANCIAL STATEMENTS (continued)

which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

Exchange-traded funds and closed-end investment companies are valued at their last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Listed options are valued at the official settlement price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange price.

The values of OTC swap agreements and credit default swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

The value of equity swaps with custom portfolio baskets are computed by using the last exchange sale price for each underlying equity security within the swap agreement.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

168 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Senior Loans

Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments. The interest rate indicated is the rate in effect at December 31, 2018.

(d) Interests in When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (continued)

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation or depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively. Cash flows received in excess of the effective yield are reflected as a return of capital.

(l) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(m) Expenses

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended December 31, 2018, there were no earnings credits received.

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at December 31, 2018.

(p) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide

170 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a quarterly basis:

Fund	Use	Average Notional Purchased
Series E (Total Return Bond Series)	Duration, Hedge	$7,892,759

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NOTES TO FINANCIAL STATEMENTS (continued)

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$5,299,403	$—
Series D (World Equity Income Series)	Hedge	—	19,786,797
Series E (Total Return Bond Series)	Hedge, Income	—	644,375
Series J (StylePlus—Mid Growth Series)	Index exposure	3,828,349	—
Series N (Managed Asset Allocation Series)	Index exposure, Speculation	21,827,777	846,941
Series X (StylePlus—Small Growth Series)	Index exposure	1,238,503	—
Series Y (StylePlus—Large Growth Series)	Index exposure	722,606	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing interest rate swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or a custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange. A fund utilizing total return or custom basket swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

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The following table represents the Funds’ use and volume of total return and custom basket swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$170,998,139	$—
Series J (StylePlus—Mid Growth Series)	Index exposure	129,068,869	—
Series X (StylePlus—Small Growth Series)	Index exposure	26,909,924	—
Series Y (StylePlus—Large Growth Series)	Index exposure	30,700,018	—
Series Z (Alpha Opportunity Series)	Hedge, Leverage	2,897,381	9,949,723

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Pay	Receive
Series E (Total Return Bond Series)	Duration, Hedge	$—	$32,322,250

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Series E (Total Return Bond Series)	Hedge	$—	$6,007,500

A credit default swap enables a fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

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NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use, and volume of forward foreign currency exchange contracts on a quarterly basis:

		Average Value
Fund	Use	Purchased	Sold
Series E (Total Return Bond Series)	Hedge, Income	$710,183	$8,312,719
Series P (High Yield Series)	Hedge	—	1,756,327

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Unrealized appreciation on swap agreements	Variation margin on interest rate swap agreements
	Unamortized upfront premiums paid on interest rate swap agreements	Unrealized depreciation on swap agreements
Investments in unaffiliated issuers, at value
	Variation margin on futures contracts	Variation margin on futures contracts

Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
	Variation margin on futures contracts	Variation margin on futures contracts

Credit contracts	Unrealized appreciation on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements
Variation margin on credit default swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Options Purchased Equity Risk	Futures Currency Risk*	Forward Foreign Currency Exchange Risk	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Default Risk*	Total Value at December 31, 2018
Series A (StylePlus—Large Core Series)	$101,546	$—	$—	$—	$—	$—	$—	$—	$101,546
Series D (World Equity Income Series)	—	—	—	198,405	—	—	—	—	198,405
Series E (Total Return Bond Series)	—	—	467	—	69,166	—	—	167,130	236,763
Series N (Managed Asset Allocation Series)	8,002	—	—	4	—	172,642	—	—	180,648
Series X (StylePlus—Small Growth Series)	21,225	—	—	—	—	—	—	—	21,225
Series Z (Alpha Opportunity Series)	—	730,498	—	—	—	—	—	—	730,498

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Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Options Purchased Equity Risk	Futures Currency Risk*	Forward Foreign Currency Exchange Risk	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Default Risk*	Total Value at December 31, 2018
Series A (StylePlus—Large Core Series)	$—	$12,818,498	$—	$—	$—	$—	$—	$—	$12,818,498
Series D (World Equity Income Series)	—	—	—	38,830	—	—	—	—	38,830
Series E (Total Return Bond Series)	—	—	—	—	207,874	39,035	882,379	—	1,129,288
Series J (StylePlus—Mid Growth Series)	14,157	12,553,500	—	—	—	—	—	—	12,567,657
Series N (Managed Asset Allocation Series)	271,485	—	—	—	—	—	—	—	271,485
Series P (High Yield Series)	—	—	—	—	7,198	—	—	—	7,198
Series X (StylePlus—Small Growth Series)	—	4,875,235	—	—	—	—	—	—	4,875,235
Series Y (StylePlus—Large Growth Series)	1,406	2,570,337	—	—	—	—	—	—	2,571,743
Series Z (Alpha Opportunity Series)	—	351,576	—	—	—	—	—	—	351,576

*

Includes cumulative appreciation (depreciation) of futures contracts or centrally cleared swap agreements as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased

Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Options Purchased Equity Risk	Futures Currency Risk	Forward Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Default Risk	Total
Series A (StylePlus—Large Core Series)	$159,327	$13,945,030	$—	$—	$—	$—	$—	$—	$14,104,357
Series D (World Equity Income Series)	—	—	—	594,730	—	—	—	—	594,730
Series E (Total Return Bond Series)	—	—	—	—	75,263	—	1,851,419	2,910	1,929,592
Series J (StylePlus—Mid Growth Series)	(267,848)	15,075,837	—	—	—	—	—	—	14,807,989
Series N (Managed Asset Allocation Series)	(808,280)	—	—	11,699	—	(302,406)	—	—	(1,098,987)
Series P (High Yield Series)	—	—	—	—	89,806	—	—	—	89,806
Series X (StylePlus—Small Growth Series)	(60,495)	3,270,600	—	—	—	—	—	—	3,210,105
Series Y (StylePlus—Large Growth Series)	(48,360)	5,469,146	—	—	—	—	—	—	5,420,786
Series Z (Alpha Opportunity Series)	—	(1,560,948)	—	—	—	—	—	—	(1,560,948)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Options Purchased Equity Risk	Futures Currency Risk	Forward Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Default Risk	Total
Series A (StylePlus—Large Core Series)	$88,974	$(23,702,672)	$—	$—	$—	$—	$—	$—	$(23,613,698)
Series D (World Equity Income Series)	—	—	—	159,575	—	—	—	—	159,575
Series E (Total Return Bond Series)	—	—	(213,640)	—	(155,632)	(39,035)	(1,238,363)	167,130	(1,479,540)
Series J (StylePlus—Mid Growth Series)	(21,530)	(20,884,762)	—	—	—	—	—	—	(20,906,292)
Series N (Managed Asset Allocation Series)	(425,062)	—	—	375	—	224,649	—	—	(200,038)
Series P (High Yield Series)	—	—	—	—	26,131	—	—	—	26,131
Series X (StylePlus—Small Growth Series)	11,611	(5,748,899)	—	—	—	—	—	—	(5,737,288)
Series Y (StylePlus—Large Growth Series)	(3,264)	(5,255,815)	—	—	—	—	—	—	(5,259,079)
Series Z (Alpha Opportunity Series)	—	1,099,195	—	—	—	—	—	—	1,099,195

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate

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NOTES TO FINANCIAL STATEMENTS (continued)

significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Series E (Total Return Bond Series)	Credit default swap agreements	$46,330	$—	$46,330	$(46,330)	$—	$—
	Forward foreign currency exchange contracts	69,166	—	69,166	(60,530)	(8,636)	—
	Options purchased contracts	467	—	467	(467)	—	—
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	730,498	—	730,498	(351,576)	—	378,922

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series A (StylePlus—Large Core Series)	Swap equity contracts	$12,818,498	$—	$12,818,498	$—	$(12,818,498)	$—
Series E (Total Return Bond Series)	Forward foreign currency exchange contracts	207,874	—	207,874	(107,327)	—	100,547
Series J (StylePlus—Mid Growth Series)	Swap equity contracts	12,553,500	—	12,553,500	—	(12,553,500)	—
Series P (High Yield Series)	Forward foreign currency exchange contracts	7,198	—	7,198	—	—	7,198
Series X (StylePlus—Small Growth Series)	Swap equity contracts	4,875,235	—	4,875,235	—	(4,875,235)	—
Series Y (StylePlus—Large Growth Series)	Swap equity contracts	2,570,337	—	2,570,337	—	(2,570,337)	—
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	351,576	—	351,576	(351,576)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange traded or centrally cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2018.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Series A (StylePlus—Large Core Series)	Morgan Stanley	Futures contracts	$320,800	$—
	Wells Fargo	Total Return Swap agreements	15,800,000	—
Series A (StylePlus—Large Core Series) Total			16,120,800	—
Series D (World Equity Income Series)	Bank of America Merrill Lynch	Futures contracts	469,850	—
Series D (World Equity Income Series) Total			469,850	—
Series E (Total Return Bond Series)	Bank of America Merrill Lynch	Credit Default Swaps agreements	118,977	—
		Futures contracts	19,000	—
		Interest Rate Swaps agreements	850,714	—
	Goldman Sachs	Forward Currency Contracts, Credit Default Swaps agreements	—	10,000
Series E (Total Return Bond Series) Total			988,691	10,000
Series J (StylePlus—Mid Growth Series)	Morgan Stanley	Futures contracts	38,200	—
	Wells Fargo	Total Return Swap agreements	14,930,000	—
Series J (StylePlus—Mid Growth Series) Total			14,968,200	—
Series X (StylePlus—Small Growth Series)	Morgan Stanley	Futures contracts	42,350	—
		Total Return Swap agreements	5,431,019	—
Series X (StylePlus—Small Growth Series) Total			5,473,369	—
Series Y (StylePlus—Large Growth Series)	Morgan Stanley	Futures contracts	—	44,800
	Wells Fargo	Total Return Swap agreements	3,310,000	—
Series Y (StylePlus—Large Growth Series) Total			3,310,000	44,800

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series D (World Equity Income Series)	0.70%
Series E (Total Return Bond Series)	0.39%
Series F (Floating Rate Strategies Series)	0.65%[1]
Series J (StylePlus—Mid Growth Series)	0.75%
Series N (Managed Asset Allocation Series)	0.40%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.60%
Series Q (Small Cap Value Series)	0.75%
Series V (Mid Cap Value Series)	0.75%
Series X (StylePlus—Small Growth Series)	0.75%
Series Y (StylePlus—Large Growth Series)	0.65%
Series Z (Alpha Opportunity Series)	0.90%

[1]	The Series’ management fee is subject to a 0.05% reduction on assets over $5 billion.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Funds to pay distribution and shareholder services fees to GFD. The Funds will pay distribution and shareholder services fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Funds to current and prospective variable contract owners and qualified plan participants that invest in the Funds through the intermediaries.

180 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for the Funds, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

Fund	Limit	Effective Date	Contract End Date
Series A (StylePlus—Large Core Series)	0.91%	05/01/17	05/01/22
Series B (Large Cap Vaule Series)	0.80%	05/01/17	05/01/22
Series D (World Equity Income Series)	0.90%	05/01/17	05/01/22
Series E (Total Return Bond Series)	0.81%	11/30/12	05/01/20
Series F (Floating Rate Strategies Series)	1.15%	04/22/13	05/01/20
Series J (StylePlus—Mid Growth Series)	0.94%	05/01/17	05/01/22
Series O (All Cap Value Series)	0.88%	05/01/17	05/01/22
Series P (High Yield Series)	1.07%	10/20/14	05/01/20
Series Q (Small Cap Value Series)	1.14%	05/01/17	05/01/22
Series V (Mid Cap Value Series)	0.91%	05/01/17	05/01/22
Series X (StylePlus—Small Growth Series)	1.06%	05/01/17	05/01/22
Series Y (StylePlus—Large Growth Series)	0.93%	05/01/17	05/01/22
Series Z (Alpha Opportunity Series)	2.00%	05/31/17	05/01/22

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At December 31, 2018, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended December 31, are presented in the following table:

Fund	2019	2020	2021	Total
Series A (StylePlus—Large Core Series)	$—	$452,150	$660,760	$1,112,910
Series B (Large Cap Value Series)	—	555,470	657,291	1,212,761
Series D (World Equity Income Series)	—	359,114	403,628	762,742
Series E (Total Return Bond Series)	182,326	188,079	130,822	501,227
Series F (Floating Rate Strategies Series)	18,770	52,478	64,413	135,661
Series J (StylePlus—Mid Growth Series)	—	342,729	471,165	813,894
Series O (All Cap Value Series)	—	272,422	349,269	621,691
Series P (High Yield Series)	30,120	59,723	105,313	195,156
Series Q (Small Cap Value Series)	—	88,099	102,746	190,845
Series V (Mid Cap Value Series)	—	448,055	612,269	1,060,324
Series X (StylePlus—Small Growth Series)	—	95,707	132,343	228,050
Series Y (StylePlus—Large Growth Series)	—	98,297	153,784	252,081
Series Z (Alpha Opportunity Series)	—	33,178	47,889	81,067

For the year ended December 31, 2018, GI recouped amounts from the Funds as follows:

Fund	Amount
Series A (StylePlus—Large Core Series)	$42,094
Series E (Total Return Bond Series)	65
Series F (Floating Rate Strategies Series)	2,125
Series P (High Yield Series)	92
Series X (StylePlus—Small Growth Series)	62
Series Y (StylePlus—Large Growth Series)	65

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2018,

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NOTES TO FINANCIAL STATEMENTS (continued)

Series A (StylePlus—Large Core Series), Series E (Total Return Bond Series), Series J (StylePlus—Mid Growth Series), Series N (Managed Asset Allocation Series), Series X (StylePlus—Small Growth Series) and Series Y (StylePlus—Large Growth Series) waived $1,020, $43,140, $1,364, $191, $198 and $316, respectively, related to investments in affiliated funds.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$28,367,479	$1,855,836	$30,223,315
Series B (Large Cap Value Series)	6,944,998	12,437,373	19,382,371
Series D (World Equity Income Series)	4,156,958	—	4,156,958
Series E (Total Return Bond Series)	5,237,160	—	5,237,160
Series F (Floating Rate Strategies Series)	1,907,470	—	1,907,470
Series J (StylePlus—Mid Growth Series)	20,452,256	683,555	21,135,811
Series N (Managed Asset Allocation Series)	1,468,502	2,668,094	4,136,596
Series O (All Cap Value Series)	4,068,546	6,638,689	10,707,235
Series P (High Yield Series)	5,180,373	—	5,180,373
Series Q (Small Cap Value Series)	2,626,687	6,154,519	8,781,206
Series V (Mid Cap Value Series)	8,708,618	22,966,285	31,674,903
Series X (StylePlus—Small Growth Series)	5,355,327	128,445	5,483,772
Series Y (StylePlus—Large Growth Series)	6,134,993	14,459	6,149,452
Series Z (Alpha Opportunity Series)	438,900	800,987	1,239,887

182 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$5,240,581	$804,993	$6,045,574
Series B (Large Cap Value Series)	3,290,010	7,443,276	10,733,286
Series D (World Equity Income Series)	4,436,814	—	4,436,814
Series E (Total Return Bond Series)	5,311,377	—	5,311,377
Series F (Floating Rate Strategies Series)	1,683,851	—	1,683,851
Series J (StylePlus—Mid Growth Series)	1,631,486	—	1,631,486
Series N (Managed Asset Allocation Series)	1,203,136	660,699	1,863,835
Series O (All Cap Value Series)	2,632,756	7,614,247	10,247,003
Series P (High Yield Series)	4,444,487	—	4,444,487
Series Q (Small Cap Value Series)	1,858,716	1,909,181	3,767,897
Series V (Mid Cap Value Series)	2,107,460	3,974,080	6,081,540
Series X (StylePlus—Small Growth Series)	267,944	—	267,944
Series Y (StylePlus—Large Growth Series)	436,012	—	436,012

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of December 31, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Series A (StylePlus—Large Core Series)	$15,823,056	$—	$(18,013,791)	$—	$(2,190,735)
Series B (Large Cap Value Series)	4,974,639	12,296,461	21,325,143	—	38,596,243
Series D (World Equity Income Series)	5,293,042	5,523,341	(7,619,079)	—	3,197,304
Series E (Total Return Bond Series)	3,605,919	—	(2,864,688)	—	741,231
Series F (Floating Rate Strategies Series)	2,678,921	—	(2,998,091)	(1,018,618)	(1,337,788)
Series J (StylePlus—Mid Growth Series)	15,157,609	—	(16,976,467)	—	(1,818,858)
Series N (Managed Asset Allocation Series)	745,348	359,788	6,200,886	—	7,306,022
Series O (All Cap Value Series)	2,057,701	7,584,907	5,659,215	—	15,301,823
Series P (High Yield Series)	4,081,160	—	(6,957,185)	(3,868,958)	(6,744,983)
Series Q (Small Cap Value Series)	957,582	3,824,159	(4,270,705)	—	511,036
Series V (Mid Cap Value Series)	3,419,853	18,243,658	(13,424,518)	—	8,238,993
Series X (StylePlus—Small Growth Series)	3,561,316	—	(6,002,165)	—	(2,440,849)
Series Y (StylePlus—Large Growth Series)	3,884,326	—	(3,114,079)	—	770,247
Series Z (Alpha Opportunity Series)	21,988	—	(680,707)	(566,004)	(1,224,723)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2018, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Series F (Floating Rate Strategies Series)	$(277,238)	$(741,380)	$(1,018,618)
Series P (High Yield Series)	—	(3,868,958)	(3,868,958)
Series Z (Alpha Opportunity Series)	(566,004)	—	(566,004)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 183

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2018, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Series E (Total Return Bond Series)	$262,234	$97,922	$360,156

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, dividend reclasses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, income accruals on certain investments, income recharacterization from certain investments, paydown reclasses, investments in swaps, and the "mark-to-market," recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net investment losses, bond premium/discount amortization, the "mark-to-market" of certain derivatives, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings (Loss)
Series A (StylePlus—Large Core Series)	$6,361,250	$(6,361,250)
Series B (Large Cap Value Series)	3,414,887	(3,414,887)
Series D (World Equity Income Series)	1,695,477	(1,695,477)
Series E (Total Return Bond Series)	(262,234)	262,234
Series J (StylePlus—Mid Growth Series)	5,510,656	(5,510,656)
Series N (Managed Asset Allocation Series)	560,102	(560,102)
Series O (All Cap Value Series)	2,452,011	(2,452,011)
Series Q (Small Cap Value Series)	2,413,693	(2,413,693)
Series V (Mid Cap Value Series)	6,335,317	(6,335,317)
Series X (StylePlus—Small Growth Series)	1,371,565	(1,371,565)
Series Y (StylePlus—Large Growth Series)	3,089,878	(3,089,878)

At December 31, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Series A (StylePlus—Large Core Series)	$193,095,987	$1,296,330	$(19,310,121)	$(18,013,791)
Series B (Large Cap Value Series)	185,955,091	37,603,424	(16,278,281)	21,325,143
Series D (World Equity Income Series)	131,969,149	5,037,340	(12,659,162)	(7,621,822)
Series E (Total Return Bond Series)	124,342,761	1,066,197	(3,931,199)	(2,865,002)
Series F (Floating Rate Strategies Series)	62,402,921	—	(2,996,373)	(2,996,373)
Series J (StylePlus—Mid Growth Series)	140,105,402	728,263	(17,704,730)	(16,976,467)
Series N (Managed Asset Allocation Series)	35,586,295	6,959,850	(758,996)	6,200,854
Series O (All Cap Value Series)	95,233,328	16,487,601	(10,828,386)	5,659,215
Series P (High Yield Series)	59,350,088	265,232	(7,180,093)	(6,914,861)
Series Q (Small Cap Value Series)	72,311,069	6,401,189	(10,671,894)	(4,270,705)
Series V (Mid Cap Value Series)	189,435,498	15,830,795	(29,255,313)	(13,424,518)
Series X (StylePlus—Small Growth Series)	29,373,060	186,119	(6,188,284)	(6,002,165)
Series Y (StylePlus—Large Growth Series)	31,774,944	363,167	(3,477,246)	(3,114,079)
Series Z (Alpha Opportunity Series)	8,768,790	883,594	(1,564,301)	(680,707)

184 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Securities Transactions

For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Series A (StylePlus—Large Core Series)	$99,535,327	$159,532,502
Series B (Large Cap Value Series)	50,993,030	92,398,686
Series D (World Equity Income Series)	198,216,178	218,535,705
Series E (Total Return Bond Series)	23,725,751	60,091,006
Series F (Floating Rate Strategies Series)	59,227,518	48,605,836
Series J (StylePlus—Mid Growth Series)	109,724,645	158,146,390
Series N (Managed Asset Allocation Series)	1,688,311	8,697,853
Series O (All Cap Value Series)	43,344,063	62,093,882
Series P (High Yield Series)	35,367,081	62,527,413
Series Q (Small Cap Value Series)	32,659,400	52,269,445
Series V (Mid Cap Value Series)	141,138,698	179,127,432
Series X (StylePlus—Small Growth Series)	23,131,115	33,183,434
Series Y (StylePlus—Large Growth Series)	24,242,609	40,370,118
Series Z (Alpha Opportunity Series)	22,619,707	27,031,611

For the year ended December 31, 2018, the cost of purchases and proceeds from the sales of government securities were as follows:

Fund	Purchases	Sales
Series E (Total Return Bond Series)	$8,991,186	$5,363,918

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Series E (Total Return Bond Series)	$103,750	$439,446	$10,830
Series F (Floating Rate Strategies Series)	97,823	—	—
Series P (High Yield Series)	2,767,434	8,388,280	21,431

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of December 31, 2018. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 185

NOTES TO FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of December 31, 2018, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
Series F (Floating Rate Strategies Series)
	Mavis Tire Express Services Corp.	03/20/25	$52,848	$1,982

Series P (High Yield Series)
	Acosta, Inc.	09/26/19	$400,000	$159,092
	Advantage Sales & Marketing LLC	07/25/19	900,000	105,750
	Epicor Software	06/01/20	600,000	20,951
	Mavis Tire Express Services Corp.	03/20/25	6,483	243
	VT Topco, Inc.	08/17/25	22,352	349
			$1,928,835	$286,385

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Series E (Total Return Bond Series)	Copper River CLO Ltd.
	2007-1A, due 01/20/21[1]	05/09/14	$129,457	$50,005
	GMAC Commercial Mortgage Asset Corp.
	2007-HCKM, 6.11% due 08/10/52	10/07/16	1,106,337	987,022
	Turbine Engines Securitization Ltd.
	2013-1A, 5.13% due 12/13/48	11/27/13	457,401	445,261
			$1,693,195	$1,482,288
Series P (High Yield Series)	KeHE Distributors LLC/KeHE Finance Corp.
	7.63% due 08/15/21	08/07/13	$302,271	$285,000
	LBC Tank Terminals Holding Netherlands BV
	6.88% due 05/15/23	07/19/13	1,197,700	1,045,748
	Mirabela Nickel Ltd.
	9.50% due 06/24/19[2]	12/31/13	353,909	119,951
			$1,853,880	$1,450,699

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]	Security is in default of interest and/or principal obligations.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed,$1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018 at which time the line of credit was renewed, with an increased commitment amount to $1,205,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended December 31, 2018.

186 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In addition, Series E (Total Return Bond Series) and Series F (Floating Rate Strategies Series)(the “Funds”) entered into an additional unlimited credit facility agreement with BNP Paribas Prime Brokerage, Inc. (the “counterparty”) whereby the counterparty has agreed to provide secured financing to the Funds and the Funds will provide pledged collateral to the counterparty. Fees related to borrowings, if any, equate to 1 month LIBOR plus 0.90%. The Funds did not have any borrowings under this agreement at or during the year ended December 31, 2018.

Note 11 – Other Liabilities

Series A (StylePlus—Large Core Series) and Series V (Mid Cap Value Series) (the “Funds”) each wrote put option contracts through Lehman Brothers, Inc. (“Lehman”) that were exercised prior to the option contracts expiration and prior to the bankruptcy filing by Lehman, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of December 31, 2018.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of liability recorded by the Funds as of December 31, 2018 was $18,615 for Series A (StylePlus—Large Core Series) and $205,716 for Series V (Mid Cap Value Series) and included in payable for miscellaneous in the Statements of Assets and Liabilities.

Note 12 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended December 31, 2018, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at December 31, 2018		Average Balance outstanding	Average Interest Rate
Series E (Total Return Bond Series)	13	$—	*	$1,382,212	1.85%
Series P (High Yield Series)	337	—	*	6,264,111	2.17%

*	As of December 31, 2018, Series E (Total Return Bond Series) and Series P (High Yield Series) did not have any open reverse repurchase agreements.

Note 13 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of December 31, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures nor did it impact the Funds’ net assets or results of operations.

Note 14 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 187

NOTES TO FINANCIAL STATEMENTS (continued)

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial Statements.

Note 15 – Legal Proceedings

Tribune Company

SBL Fund (predecessor to Guggenheim Variable Funds Trust) has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the SBL Fund of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the SBL Fund, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). SBL Fund has been named as a defendant in two of the SLCFC actions: Deutsche Bank Trust Co. Americas v. Ohlson Enter., No. 12-0064 (S.D.N.Y.) and Deutsche Bank Trust Co. Americas v. Cantor Fitzgerald & Co., No. 11-4900 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final

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NOTES TO FINANCIAL STATEMENTS (concluded)

judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019.

None of these lawsuits alleges any wrongdoing on the part of Guggenheim Variable Funds Trust f/k/a SBL Fund. The following series of Guggenheim Variable Funds Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Series A (StylePlus–Large Core Series) f/k/a Series H (Enhanced Index Series), Series N (Managed Asset Allocation Series) and Series O (All Cap Value Series) (the “Funds”). The value of the proceeds received by the foregoing Funds was $158,950, $51,000 and $3,774,000, respectively. At this stage of the proceedings, Guggenheim Variable Funds Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 16 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 189

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Variable Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Variable Funds Trust (the “Trust”) (comprising Series A (StylePlus—Large Core Series), Series B (Large Cap Value Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (StylePlus—Mid Growth Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (Mid Cap Value Series), Series X (StylePlus—Small Growth Series), Series Y (StylePlus—Large Growth Series) and Series Z (Alpha Opportunity Series) (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Guggenheim Variable Funds Trust at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, paying agents, and brokers or by other appropriate auditing procedures where replies from paying agents or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2019

190 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Funds' investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2018, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Series A (StylePlus—Large Core Series)	3.81%
Series B (Large Cap Value Series)	73.56%
Series D (World Equity Income Series)	53.91%
Series E (Total Return Bond Series)	1.44%
Series J (StylePlus—Mid Growth Series)	2.24%
Series N (Managed Asset Allocation Series)	52.01%
Series O (All Cap Value Series)	54.59%
Series P (High Yield Series)	0.79%
Series Q (Small Cap Value Series)	42.38%
Series V (Mid Cap Value Series)	30.11%
Series X (StylePlus—Small Growth Series)	1.33%
Series Y (StylePlus—Large Growth Series)	2.38%
Series Z (Alpha Opportunity Series)	49.26%

With respect to the taxable year ended December 31, 2018, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Series A (StylePlus—Large Core Series)	$1,855,836	$1,927,628
Series B (Large Cap Value Series)	12,437,373	3,414,887
Series D (World Equity Income Series)	—	1,673,010
Series J (StylePlus—Mid Growth Series)	683,555	944,788
Series N (Managed Asset Allocation Series)	2,668,094	560,102
Series O (All Cap Value Series)	6,638,689	2,452,011
Series Q (Small Cap Value Series)	6,154,519	2,413,693
Series V (Mid Cap Value Series)	22,966,285	6,335,317
Series X (StylePlus—Small Growth Series)	128,445	316,455
Series Y (StylePlus—Large Growth Series)	14,459	385,017
Series Z (Alpha Opportunity Series)	800,987	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 191

OTHER INFORMATION (Unaudited)(concluded)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

192 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Current: Zincore Metals, Inc. (2009-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 193

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and Chief Executive Officer, Stormont-Vail HealthCare (1996-2012).	48

Current: Defense Orientation Conference Association (January 2019-present); Robert J. Dole Institute of Politics (2016-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Stormont-Vail Foundation (2013-2018); Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

194 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 195

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

196 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 197

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

198 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 199

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

200 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley. Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member). Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2018 and December 31, 2017 were $329,730 and $325,827, respectively.

(b) Audit-Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2018 and December 31, 2017 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2018 and December 31, 2017 were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2018 and December 31, 2017 were $83,621 and $87,760, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2018 and December 31, 2017 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the preapproval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations

• Fund merger/reorganization support services

• Other accounting related matters

• Agreed upon procedures reports

• Attestation reports

• Other internal control reports

Tax Services

• Recurring tax services:

o Preparation of Federal and state income tax returns, including extensions

o Preparation of calculations of taxable income, including fiscal year tax designations

o Preparation of annual Federal excise tax returns (if applicable)

o Preparation of calendar year excise distribution calculations

o Calculation of tax equalization on an as-needed basis

o Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

o Preparation of the estimated excise distribution calculations on an as-needed basis

o Preparation of calendar year shareholder reporting designations on Form 1099

o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:

o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

o Assistance with corporate actions and tax treatment of complex securities and structured products

o Assistance with IRS ruling requests and calculation of deficiency dividends

o Conduct training sessions for the Adviser’s internal tax resources

o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

o RIC qualification reviews

o Tax distribution analysis and planning

o Tax authority examination services

o Tax appeals support services

o Tax accounting methods studies

o Fund merger, reorganization and liquidation support services

o Tax compliance, planning and advice services and related projects

o Assistance with out of state residency status

o Provision of tax compliance services in India for Funds with direct investments in India

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general preapproval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $83,621 and $87,760, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13.	Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Variable Funds Trust

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	3/8/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	3/8/2019

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	3/8/2019

*	Print the name and title of each signing officer under his or her signature.